UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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The Goldman Sachs Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Proxy Materials

Subject to Completion

THE GOLDMAN SACHS GROUP, INC. 200 West Street New York, New York 10282

April     , 2010

Dear Shareholder:

You are cordially invited to attend the 2010 Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. We will hold the meeting on Friday, May 7, 2010 at 9:30 a.m., New York City time, at 32 Old Slip, New York, New York 10005. We hope that you will be able to attend.

Enclosed you will find a notice setting forth the business expected to come before the meeting, the Proxy Statement, a form of proxy and a copy of our 2009 Annual Report.

Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted.

Sincerely,

Lloyd C. Blankfein

Chairman and Chief Executive Officer

Preliminary Proxy Materials

Subject to Completion

THE GOLDMAN SACHS GROUP, INC.

200 West Street

New York, New York 10282

Notice of 2010 Annual Meeting of Shareholders

TIME AND DATE	9:30 a.m., New York City time, on Friday, May 7, 2010.
PLACE	32 Old Slip New York, New York 10005
ITEMS OF BUSINESS	•Election to our Board of Directors of the 11 director nominees who are named in the attached proxy statement for one-year terms.
•Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2010 fiscal year.
•An advisory vote on executive compensation matters.
•Approval of amendments to our Restated Certificate of Incorporation to eliminate supermajority voting.
•Approval of an amendment to our Restated Certificate of Incorporation to permit holders of 25% of our outstanding shares of Common Stock to call special meetings.
•Consideration of certain shareholder proposals, if properly presented by the relevant shareholder proponents.
•Transaction of such other business as may properly come before our Annual Meeting.
ADDITIONAL INFORMATION	Additional information regarding the items of business to be acted on at our Annual Meeting is included in the accompanying Proxy Statement.
RECORD DATE	The record date for the determination of the shareholders entitled to vote at our Annual Meeting, or any adjournments or postponements thereof, was the close of business on March 8, 2010.
INSPECTION OF LIST OF SHAREHOLDERS OF RECORD	A list of the shareholders of record as of March 8, 2010 will be available for inspection during ordinary business hours at our offices at 200 West Street, New York, New York 10282, from April 27, 2010 to May 6, 2010, as well as at our Annual Meeting.
PROXY VOTING	PLEASE SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 7, 2010. The Proxy Statement and our 2009 Annual Report are available at

http://www.gs.com/shareholders/.

By Order of the Board of Directors,

Beverly L. O’Toole

Assistant Secretary

April     , 2010

Certain Relationships and Related Transactions	38
Executive Compensation Litigation	40
Report of our Audit Committee	42
Report of our Compensation Committee	44
Report of our Corporate Governance and Nominating Committee	46
Beneficial Ownership of Directors and Executive Officers	48
Beneficial Owners of More Than Five Percent	50
Item 2. Ratification of Appointment of Independent Registered Public Accounting Firm	51
Fees Paid to Independent Registered Public Accounting Firm	51
Directors’ Recommendation	52
Item 3. An Advisory Vote On Executive Compensation Matters	52
Directors’ Recommendation	52
Item 4. Approval of Amendments to our Restated Certificate of Incorporation to Eliminate Supermajority Voting	53
Directors’ Recommendation	54
Item 5. Approval of an Amendment to our Restated Certificate of Incorporation to Permit Holders of 25% of our Outstanding Shares of Common Stock to Call Special Meetings	54
Directors’ Recommendation	55
Item 6. Shareholder Proposal Regarding Cumulative Voting	55
Directors’ Recommendation	56
Item 7. Shareholder Proposal Regarding Collateral in Over-the-Counter Derivatives Trading	56
Supporting Statement	57
Directors’ Recommendation	58
Item 8. Shareholder Proposal Regarding Separate Chair & CEO	58
Supporting Statement	59
Directors’ Recommendation	60
Item 9. Shareholder Proposal Regarding a Report on Political Contributions	61
Supporting Statement	61
Directors’ Recommendation	62

Preliminary Proxy Materials

Subject to Completion

THE GOLDMAN SACHS GROUP, INC.

200 West Street

New York, New York 10282

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 7, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (Board) of The Goldman Sachs Group, Inc., a Delaware corporation, to be used at our 2010 Annual Meeting of Shareholders (Annual Meeting) on Friday, May 7, 2010 at 9:30 a.m., New York City time, and at any adjournments or postponements of our Annual Meeting. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent to shareholders is April     , 2010.

When we use the terms “Goldman Sachs,” “our firm,” “we,” “us” and “our,” we mean The Goldman Sachs Group, Inc., a Delaware corporation, and its consolidated subsidiaries.

VOTING INSTRUCTIONS AND INFORMATION

Who can vote at our Annual Meeting?

You are entitled to vote your shares of Goldman Sachs common stock (Common Stock) if you were a shareholder at the close of business on March 8, 2010, the record date for our Annual Meeting. On that date, there were 526,853,481 shares of Common Stock outstanding, each of which entitles the holder to one vote for each matter to be voted on at our Annual Meeting, held by 11,451 shareholders of record.

Who is and is not a shareholder of record?

•

If you hold shares of Common Stock registered in your name at our transfer agent, The Bank of New York Mellon, an affiliate of Mellon Investor Services L.L.C. (Mellon), you are a shareholder of record.

•	If you hold shares of Common Stock indirectly through a broker, bank or similar institution, you are not a shareholder of record, but instead hold in “street name.”

If you are a shareholder of record, Mellon is sending these proxy materials to you directly. If you hold shares in “street name,” these materials are being sent to you by the broker, bank or similar institution through which you hold your shares.

What do I need to do to attend our Annual Meeting?

Attendance at our Annual Meeting is generally limited to our shareholders and their authorized representatives. All shareholders must bring an acceptable form of identification, such as a driver’s license, in order to attend our Annual Meeting in person. In addition, if you hold shares of Common Stock in “street name” and would like to attend our Annual Meeting, you will need to bring an account statement or other acceptable evidence of ownership of shares as of the close of business on March 8, 2010, the record date for our Annual Meeting.

Any representative of a shareholder who wishes to attend must present acceptable documentation evidencing his or her authority, acceptable evidence of ownership by the shareholder of Common Stock as described above and an acceptable form of identification. We reserve the right to limit the number of representatives for any shareholder who may attend the meeting. Please contact Beverly O’Toole at 1-212-357-1584 in advance of our Annual Meeting if you have questions about attending our Annual Meeting, including the documentation that will be required.

How do I vote?

You may cast your vote in one of four ways:

•	By Internet. The web address for Internet voting can be found on the enclosed proxy card. Internet voting is available 24 hours a day.

•	By Telephone. The number for telephone voting can be found on the enclosed proxy card. Telephone voting is available 24 hours a day.

•	By Mail. Mark the enclosed proxy card, sign and date it, and return it in the pre-paid envelope we have provided.

•

At Our Annual Meeting. You can vote in person at our Annual Meeting (see What do I need to do to attend our Annual Meeting?). If you are a shareholder of record (see Who is and is not a shareholder of record?), you must present an acceptable form of identification, such as a driver’s license, at our Annual Meeting. If you instead hold your shares in “street name,” you will also need to bring to our Annual Meeting a valid “legal proxy,” which you can obtain by contacting your account representative at the broker, bank or similar institution through which you hold your shares.

If you choose to vote by Internet or telephone, then you do not need to return the proxy card. To be valid, your vote by Internet, telephone or mail must be received by the deadline specified on the proxy card. If you vote by Internet or telephone and subsequently obtain a legal proxy from your account representative, then your prior vote will be revoked regardless of whether you vote that legal proxy.

The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. We have been advised that the Internet and telephone voting procedures that have been made available to you are consistent with the requirements of applicable law. Shareholders voting by Internet or telephone should understand that, while we and Mellon do not charge any fees for voting by Internet or telephone, there may nevertheless be costs, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

How can I revoke my proxy or substitute a new proxy or change my voting instructions?

You can revoke your proxy or substitute a new proxy or change your voting instructions before your proxy is voted at our Annual Meeting by:

•	subsequently submitting a new proxy by Internet or telephone that is received by the deadline specified on the proxy card;

•	subsequently executing and mailing a new proxy card that is received on a later date but no later than the deadline specified on the proxy card;

•	subsequently obtaining a “legal proxy” from your account representative at the broker, bank or similar institution through which you hold shares;

•

giving written notice of revocation to John F.W. Rogers, Secretary to the Board of Directors, at 200 West Street, New York, New York 10282, that is received no later than 5:00 p.m., New York City time, on May 6, 2010; or

•	voting in person at our Annual Meeting.

See How do I vote?

How can I obtain an additional proxy card?

If you lose, misplace or otherwise need to obtain a proxy card, and:

•	you are a shareholder of record (see Who is and is not a shareholder of record?), contact Mellon at 1-800-419-2595.

•

you hold your shares of Common Stock in “street name” and, therefore, are not a shareholder of record, contact your account representative at the broker, bank or similar institution through which you hold your shares.

If I submit a proxy by Internet, telephone or mail, how will my shares be voted?

If you properly submit your proxy by one of these methods, and you do not subsequently revoke your proxy, your shares of Common Stock will be voted in accordance with your instructions.

If you sign, date and return your proxy card but do not give voting instructions, your shares of Common Stock will be voted as follows: FOR the election of our director nominees, FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (independent auditors) for our 2010 fiscal year, FOR the advisory vote on executive compensation matters, FOR the approval of amendments to our Restated Certificate of Incorporation to eliminate supermajority voting, FOR the approval of an amendment to our Restated Certificate of Incorporation to permit holders of 25% of our outstanding shares of Common Stock to call special meetings, AGAINST each shareholder proposal and otherwise in accordance with the judgment of the persons voting the proxy on any other matter properly brought before our Annual Meeting.

If I hold my shares in “street name” and do not provide voting instructions, can my broker still vote my shares?

Under the rules of the New York Stock Exchange (NYSE), brokers (other than brokers that are affiliated with Goldman Sachs, such as Goldman, Sachs & Co.) that have not received voting instructions from their customers 10 days prior to the meeting date may vote their customers’ shares in the brokers’ discretion on the proposals regarding the ratification of the appointment of independent auditors, the advisory vote on executive compensation matters, the approval of amendments to our Restated Certificate of Incorporation to eliminate supermajority voting and the approval of an amendment to our Restated Certificate of Incorporation to permit holders of 25% of our outstanding shares of Common Stock to call special meetings, in each case because those currently are deemed “discretionary” matters under NYSE rules. If your broker is Goldman, Sachs & Co. or another affiliate of ours, NYSE policy specifies that, in the absence of your specific voting instructions, your shares of Common Stock may only be voted in the same proportion as other shares are voted with respect to each proposal. For shares of Common Stock held in retail accounts at Goldman, Sachs & Co. for which specific voting instructions are not received, we will vote such shares in proportion to the voted Common Stock in retail accounts at Goldman, Sachs & Co.

NYSE rules were amended this year so that the election of directors is now a “non-discretionary” matter, which means that member brokers, including Goldman, Sachs & Co., that have not received instructions from the beneficial owners of shares of Common Stock do not have discretion to vote the shares held by those beneficial owners on the election of directors. Shareholder proposals continue to be “non-discretionary” matters under NYSE rules.

If I hold shares through The Goldman Sachs 401(k) Plan and do not provide voting instructions, how will my shares be voted?

If you hold shares of Common Stock through The Goldman Sachs 401(k) Plan (401(k) Plan) and do not provide voting instructions to the plan trustee, your shares will be voted in the same proportion as the shares beneficially owned through our 401(k) Plan for which voting instructions are received, unless otherwise required by law.

What vote is required for adoption or approval of each matter to be voted on?

Election of Directors. You may vote FOR or AGAINST any or all director nominees or you may ABSTAIN as to one or more director nominees. A majority of the votes cast FOR or AGAINST the election of a director nominee must be voted FOR the director nominee in order for the director nominee to be elected. An incumbent director who fails to receive a majority of FOR votes will be required to tender his or her resignation to our Board for consideration. A vote to ABSTAIN is not treated as a vote FOR or AGAINST and thus will have no effect on the outcome of the vote. Broker non-votes (which are described further below) will not be counted as votes cast on this matter.

Ratification of the Appointment of Independent Registered Public Accounting Firm. You may vote FOR or AGAINST the ratification of the appointment of our independent registered public accounting firm, or you may ABSTAIN. A majority of the shares of Common Stock present in person or represented by proxy at our Annual Meeting and entitled to vote must be voted FOR ratification in order for it to pass. Votes cast FOR or AGAINST and ABSTENTIONS with respect to this matter will be counted as shares entitled to vote on the matter. Broker non-votes will not be counted as shares entitled to vote on this matter. A vote to ABSTAIN will have the effect of a vote AGAINST ratification of the appointment of our independent registered public accounting firm.

An Advisory Vote on Executive Compensation Matters. You may vote FOR or AGAINST the advisory proposal to approve executive compensation matters or you may ABSTAIN. A majority of the shares of Common Stock present in person or represented by proxy at our Annual Meeting and entitled to vote must be voted FOR approval of the advisory proposal in order for it to pass. Votes cast FOR or AGAINST and ABSTENTIONS with respect to the proposal will be counted as shares entitled to vote on that proposal. Broker non-votes will not be counted as shares entitled to vote on the proposal. A vote to ABSTAIN will have the effect of a vote AGAINST the proposal.

Approval of Amendments to our Restated Certificate of Incorporation to Eliminate Supermajority Voting. You may vote FOR or AGAINST the proposal to approve amendments to our Restated Certificate of Incorporation or you may ABSTAIN. At least 80% of the outstanding shares of Common Stock must be voted FOR the proposal in order for it to pass. This 80% vote is required because the provisions to be amended currently require meeting this threshold for approval; no 80% vote would be required for any future amendments if the proposed amendments are approved at this Annual Meeting. A vote to ABSTAIN or a broker non-vote will have the effect of a vote AGAINST the proposal.

Approval of an Amendment to our Restated Certificate of Incorporation to Permit Holders of 25% of our Outstanding Shares of Common Stock to Call Special Meetings. You may vote FOR or AGAINST this proposal to approve an amendment to our Restated Certificate of Incorporation or you may ABSTAIN. At least 80% of the outstanding shares of Common Stock must be voted FOR the proposal in order for it to pass. A vote to ABSTAIN or a broker non-vote will have the effect of a vote AGAINST the proposal.

Shareholder Proposals. You may vote FOR or AGAINST each shareholder proposal or you may ABSTAIN. A majority of the shares of Common Stock present in person or represented by proxy at our Annual Meeting and entitled to vote must be voted FOR the particular proposal in order for that proposal to pass. Votes cast FOR or AGAINST and ABSTENTIONS with respect to a particular proposal will be counted as shares entitled to vote on that proposal. Broker non-votes will not be counted as shares entitled to vote on shareholder proposals. A vote to ABSTAIN will have the effect of a vote AGAINST the proposal.

Broker Non-Vote. If you do not provide your broker with voting instructions on non-discretionary matters, under NYSE rules, the broker cannot vote your shares on these matters. A “broker non-vote” occurs when your broker submits a proxy for the meeting with respect to discretionary matters, but does not vote on non-discretionary matters because you did not provide voting instructions on these matters. In the case of a discretionary matter, i.e., the ratification of the independent auditors, the advisory vote on executive compensation matters, the approval of amendments to our Restated Certificate of Incorporation to eliminate supermajority voting, or the approval of an amendment to our Restated Certificate of Incorporation to permit holders of 25% of our outstanding shares of Common Stock to call special meetings, your broker is permitted to vote your shares of Common Stock even when you have not given voting instructions, as described under If I hold my shares in “street name” and do not provide voting instructions, can my broker still vote my shares? above. A broker non-vote will be treated as a vote AGAINST the proposal to amend our Restated Certificate of Incorporation to eliminate supermajority voting and a vote AGAINST the proposal to amend our Restated Certificate of Incorporation to permit holders of 25% of our outstanding shares of Common Stock to call special meetings.

How many votes are required to transact business at our Annual Meeting?

A quorum is required to transact business at our Annual Meeting. The holders of a majority of the outstanding shares of Common Stock as of March 8, 2010, present in person or represented by proxy and entitled to vote, will constitute a quorum for the transaction of business at our Annual Meeting. Abstentions and broker non-votes are treated as present for quorum purposes.

How is voting affected by shareholders who participate in certain Goldman Sachs Partner Compensation plans?

Employees of Goldman Sachs who participate in The Goldman Sachs Partner Compensation Plan or The Goldman Sachs Restricted Partner Compensation Plan (RPCP) are “covered persons” under our Shareholders’ Agreement. Our Shareholders’ Agreement, among other things, governs the voting of shares of Common Stock owned by each covered person directly or jointly with a spouse (but excluding shares acquired under our 401(k) Plan). Shares of Common Stock subject to our Shareholders’ Agreement are called “voting shares.”

Prior to any vote of our shareholders, our Shareholders’ Agreement requires a separate, preliminary vote be held by the covered persons. In the election of directors, all voting shares will be voted in favor of the election of the 11 nominees receiving the highest numbers of votes cast by the covered persons in the preliminary vote. For the ratification of our independent auditors, the advisory vote on executive compensation matters, the approval of amendments to our Restated Certificate of Incorporation to eliminate supermajority voting, the approval of an amendment to our Restated Certificate of Incorporation to permit holders of 25% of our outstanding shares of Common Stock to call special meetings and the approval of the shareholder proposals, all voting shares will be voted in accordance with the majority of the votes cast by the covered persons in the preliminary vote.

If you are a party to our Shareholders’ Agreement, you previously gave an irrevocable proxy to our Shareholders’ Committee to vote your voting shares at our Annual Meeting, and you directed that your voting shares be voted in accordance with the preliminary vote. You also authorized the holder of the proxy to vote on any other matters that may come before our Annual Meeting as the holder sees fit, in a manner that is not inconsistent with the preliminary vote and that does not frustrate the intent of the preliminary vote.

As of March 8, 2010, 17,894,642 of the outstanding shares of Common Stock were voting shares under our Shareholders’ Agreement (representing approximately 3.4% of the outstanding shares entitled to vote at our Annual Meeting). The preliminary vote with respect to the voting shares will be concluded on or about April 21, 2010.

How do I obtain more information about Goldman Sachs?

A copy of our 2009 Annual Report to shareholders is enclosed with this Proxy Statement. You also may obtain, free of charge, a copy of that document, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (2009 Annual Report on Form 10-K) filed with the U.S. Securities and Exchange Commission (SEC), our Corporate Governance Guidelines, our Code of Business Conduct and Ethics, our Policy Regarding Director Independence Determinations (Director Independence Policy) and the charters for our Audit, Compensation and Corporate Governance and Nominating Committees by writing to: The Goldman Sachs Group, Inc., 200 West Street, 19th Floor, New York, New York 10282, Attn: Investor Relations; e-mail: gs-investor-relations@gs.com. These documents, as well as other information about Goldman Sachs, are also available on our website at http://www.gs.com/shareholders/.

Who pays the expenses of this proxy solicitation?

We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for our Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain of our directors, officers or employees telephonically, electronically or by other means of communication and by Georgeson Inc., which we have hired to assist in the solicitation and distribution of proxies. Our directors, officers and employees will receive no additional compensation for any such solicitation, and Georgeson Inc. will receive a fee of $11,000 for its services. We will reimburse brokers, including Goldman, Sachs & Co., and other similar institutions for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

Item 1. Election of Directors

Our Board presently consists of 12 directors. Each of Rajat K. Gupta and Ruth J. Simmons has determined not to stand for re-election at our Annual Meeting. Our Board thanks Mr. Gupta and Dr. Simmons for their exemplary service.

Our Board, upon the recommendation of our Corporate Governance and Nominating Committee, is nominating H. Lee Scott, Jr. for election as director by our shareholders at our Annual Meeting. Mr. Scott was recommended to our Corporate Governance and Nominating Committee by a non-executive employee of our firm. If Mr. Scott is elected, our Board will consist of 11 directors as of the date of our Annual Meeting.

All of our directors are elected annually for a one-year term expiring at our Annual Meeting of Shareholders in the following year. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

In identifying and recommending nominees for positions on our Board, our Corporate Governance and Nominating Committee places primary emphasis on the criteria set forth in our Corporate Governance Guidelines, including:

•	judgment, character, expertise, skills and knowledge useful to the oversight of our business;

•	diversity of viewpoints, backgrounds, experiences and other demographics;

•	business or other relevant experience; and

•

the extent to which the interplay of the nominee’s expertise, skills, knowledge and experience with that of other members of our Board will build a board that is effective, collegial and responsive to the needs of Goldman Sachs.

Our Corporate Governance and Nominating Committee does not set specific, minimum qualifications that nominees must meet in order for our Committee to recommend them to our Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of Goldman Sachs and the composition of our Board. Members of the Committee discuss and evaluate possible candidates in detail, and suggest individuals to explore in more depth. Once a candidate is identified for serious consideration, the Chairman of our Board and/or the Chair of the Committee enters into a discussion with that candidate.

We believe that our firm benefits from having directors with a diversity of viewpoints, backgrounds, experiences and other demographics. As noted above, among the factors the Corporate Governance and Nominating Committee considers in identifying and evaluating a potential nominee is the extent to which the nominee would add to the diversity of our Board, and the Committee considers the same factors in determining whether to re-nominate incumbent directors. In both cases, the Committee assesses the diversity of our Board and how a nominee would enhance that diversity.

As provided in our Corporate Governance Guidelines, our Board considers the best interests of Goldman Sachs in selecting our Chairman and Chief Executive Officer (CEO). Our Board does not have a policy on whether the role of Chairman and CEO should be separate or combined, but believes that the most effective leadership model for our firm at this time is to have these roles combined. This board leadership structure helps to ensure clarity regarding leadership of our firm and allows us to speak with one voice. Our Chairman and CEO thus can serve as the focal point for information and communications from us to shareholders, regulators and other external constituencies. The combination of our Chairman’s ability to call and set the agenda for Board meetings with the CEO’s intimate knowledge of our business provides the best structure for the efficient operation of our Board process and effective leadership of our Board overall. This is particularly true in times of market turmoil or crisis, when our Board must act with great urgency. Nevertheless, our Board, when appropriate, assesses and deliberates the merits of this structure.

To help ensure strong oversight by our Non-Employee Directors (as defined in Independence of Non-Employee Directors below), who are 10 of our 12 current directors, all of our Board Committees are comprised solely of, and chaired by, independent directors and each independent director may call an executive session of Non-Employee Directors. Our Board, upon the recommendation of our Non-Employee Directors, has also designated the Chair of our Corporate Governance and Nominating Committee as our Board’s “Presiding Director.” In addition to presiding at the executive sessions of the Non-Employee Directors, the Presiding Director’s powers or duties include:

•	advising the Chairman and CEO of decisions reached, and suggestions made, at executive sessions;

•	calling meetings of the Non-Employee Directors;

•	presiding at each Board meeting at which the Chairman is not present;

•

reviewing and approving the agenda, schedule and materials for each Board and Corporate Governance and Nominating Committee meeting and executive session and reviewing the agenda and schedule for other Board Committee meetings;

•	facilitating communication between the Non-Employee Directors and the Chairman and CEO;

•	meeting directly with management and non-management employees of our firm; and

•	if requested by major shareholders, being available for consultation and direct communication.

We believe that effective risk management is of primary importance to the success of our firm; accordingly, we have a comprehensive risk management process that monitors, evaluates and manages the risks we assume in conducting our activities. Our Board’s oversight of this risk management process is effected primarily through our Audit Committee, whose members currently include all but one of our Board’s Non-Employee Directors. Our Audit Committee regularly receives, reviews and discusses with management presentations and analyses on our aggregate risk exposures, including market, credit and operational risks and key information involving our funding and liquidity risk position. In the course of these reviews, our Audit Committee interacts on a frequent basis with our Chief Risk Officer (CRO), who is responsible for leading our overall risk management effort, and other key risk management executives, from both the control and business sides of our firm. Our Board’s role in the review of our strategy also bolsters its ability to oversee our risk management process.

As part of our risk management, we review our firmwide compensation programs and policies to ensure that there are no risks arising from such programs and policies that are reasonably likely to have a material adverse effect on the firm. Our CRO, our independent compensation consultant and senior members of both our revenue and control divisions are involved in this review process. In addition, our Compensation Committee reviews our compensation programs for consistency with the safety and soundness of our firm. Our Compensation Committee, which consists of all of our Non-Employee Directors, includes all of the members of our Audit Committee. As a result of this overlap in membership, our Compensation Committee is provided with a complete picture of our firm’s risk management process, which knowledge assists our Compensation Committee in its review of our compensation programs.

Independence of Non-Employee Directors

A director is considered independent under NYSE rules if our Board determines that the director does not have any direct or indirect material relationship with Goldman Sachs. The SEC’s audit committee independence standards also prohibit Audit Committee members from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from Goldman Sachs or from being an affiliated person of Goldman Sachs. Our Board has established a policy to assist it in determining director independence, our Director Independence Policy, which is available on our website at http://www.gs.com/shareholders/. Our Director Independence Policy provides standards to assist our Board in determining which relationships and transactions may be deemed not material to director independence and which relationships may create a material relationship that would cause a director not to be independent. The Policy covers, among other things, employment and compensatory relationships, relationships with our auditors, client and business relationships and contributions to tax-exempt organizations. Our Board has determined, upon the recommendation of our Corporate Governance and Nominating Committee and in accordance with our Director Independence Policy, that each of John H. Bryan, Claes Dahlbäck, Stephen Friedman, William W. George, Rajat K. Gupta, James A. Johnson, Lois D. Juliber, Lakshmi N. Mittal, James J. Schiro and Ruth J. Simmons (Non-Employee Directors) and H. Lee Scott, Jr. is “independent” within the meaning of NYSE rules and under the SEC’s audit committee independence standards. Thus, 10 of our 12 current directors and Mr. Scott are independent.

In making these determinations, our Corporate Governance and Nominating Committee and our Board considered transactions between each Non-Employee Director or director nominee and us, including the following categories of transactions that our Board has deemed immaterial under our Director Independence Policy: ordinary course business transactions with a company of which a Non-Employee Director or director nominee or his or her immediate family member is an executive, in which payments made or received do not exceed the greater of $1 million or 2% of the entity’s revenues (Messrs. Mittal, Schiro and Scott); ordinary course business transactions with a company of which a Non-Employee Director or his or her immediate family member serves or served in fiscal 2009 as a non-employee member of the board of directors (or similar position) (Messrs. Bryan, Dahlbäck, Friedman, George, Gupta, Johnson, Mittal and Schiro, Ms. Juliber and Dr. Simmons); ordinary course business transactions with a tax-exempt organization of which a Non-Employee Director or director nominee or his or her immediate family member is an employee, or with which a Non-Employee Director or director nominee is otherwise affiliated (Messrs. Bryan, Dahlbäck, Friedman, George, Gupta, Johnson, Mittal, Schiro and Scott, Ms. Juliber and Dr. Simmons); donations to a tax-exempt organization of which a Non-Employee Director or director nominee or his or her immediate family member is an employee, or with which a Non-Employee Director or director nominee is otherwise affiliated, that do not exceed the greater of $1 million or 2% of the organization’s gross revenues (Messrs. Bryan, Friedman, George, Gupta, Johnson, Mittal, Schiro and Scott, Ms. Juliber and Dr. Simmons); transactions where the Non-Employee Director or director nominee is our client, on substantially the same terms provided to similarly-situated persons who are not our Non-Employee Directors or director nominees (Messrs. Bryan, Friedman, George, Gupta, Mittal, Schiro and Scott and Ms. Juliber); Non-Employee Director investments in funds sponsored or managed by us on substantially the same terms provided to similarly-situated persons who are not our Non-Employee Directors (Messrs. Bryan, Friedman, George, Mittal and Schiro and Ms. Juliber); and investments by us or Goldman Sachs-managed funds in, or ordinary course business transactions with, a company (or funds managed by such company) in which a Non-Employee Director has a less than 5% equity or limited partnership interest and is an investment advisor or advisory director or holds a similar position (Messrs. Dahlbäck, Friedman and Gupta). For more detail on some of these transactions, see Certain Relationships and Related Transactions.

Given Mr. Mittal’s significant equity ownership in ArcelorMittal S.A., our Corporate Governance and Nominating Committee and our Board also considered the business transactions between ArcelorMittal and Goldman Sachs, as well as Mr. Mittal’s position within ArcelorMittal, in evaluating his independence. These transactions and relationships are described under Certain Relationships and Related Transactions. Because these transactions were in the ordinary course of business for both parties and were small as a percentage of the revenues of ArcelorMittal and Goldman Sachs, our Corporate Governance and Nominating Committee and our Board determined that these transactions are not material and that Mr. Mittal is independent within the meaning of the rules of the NYSE.

Our Board has also determined that each continuing member of our Audit Committee and Mr. Scott (who will join our Audit Committee if elected to our Board) is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE, and is an “audit committee financial expert” within the meaning of the rules of the SEC. In that connection, in addition to the biographical information set forth under Nominees for Election to our Board:

•	Mr. Bryan was previously a member of the Audit Committees of BP p.l.c. and General Motors Corporation and the Audit and Risk Management Committee of Bank One Corporation;

•	Mr. Dahlbäck was previously a member of the Financial and Audit Committee of Stora Enso OYJ and the Audit Committee of Gambro AB and the Chair of the Audit Committee of Investor AB;

•	Mr. Friedman was previously a member of the Audit Committee of Wal-Mart Stores, Inc.;

•	Mr. George was previously a member of the Audit Committee of Target Corporation;

•	Mr. Johnson was previously a member of the Audit Committee of UnitedHealth Group Inc.;

•	Ms. Juliber currently serves as the Chair of the Audit Committee of E. I. du Pont de Nemours and Company;

•

Mr. Mittal is currently Chairman and Chief Executive Officer of ArcelorMittal, the principal financial officer of ArcelorMittal reports directly to Mr. Mittal, and he has an active and ongoing involvement in the financial-related aspects of ArcelorMittal;

•

Mr. Schiro was previously the Chief Executive Officer of Zurich Financial Services, where the principal financial officer reported directly to, and was actively supervised by, Mr. Schiro, and the Chief Executive Officer of PricewaterhouseCoopers LLP; further, Mr. Schiro was previously a member of the Audit Committee of Royal Philips Electronics and currently serves as Chair of the Audit Committee of PepsiCo, Inc.; and

•

Mr. Scott was previously the Chief Executive Officer of Walmart, where the principal financial officer reported directly to, and was actively supervised by, Mr. Scott; further, Mr. Scott previously served as Chair of the Executive Finance Committee of Walmart and on the Audit Committee of Cooper Industries, Inc.

Nominees for Election to our Board

At our Annual Meeting, our shareholders will be asked to elect the 11 director nominees set forth below for a one-year term expiring in 2011. While our Board does not anticipate that any of the director nominees will be unable to stand for election as a director nominee at our Annual Meeting, if that occurs, proxies will be voted in favor of such other person or persons as may be recommended by our Corporate Governance and Nominating Committee and designated by our Board.

All of the director nominees except for Mr. Scott are currently members of our Board, all of the director nominees have been recommended for election by our Corporate Governance and Nominating Committee and approved and nominated for election by our Board and all of the director nominees have consented to serve if elected. Set forth below is information as of February 1, 2010 regarding the director nominees, which has been confirmed by each of them for inclusion in this Proxy Statement.

As described below, and consistent with the criteria set out at the beginning of this Item 1. Election of Directors, each nominee brings to our Board valuable individual skills and experiences, and together they provide Goldman Sachs with the vigorous and knowledgeable oversight necessary to guide a complex firm like ours.

Lloyd C. Blankfein	Director since April 2003

Mr. Blankfein, age 55, has been our Chairman and Chief Executive Officer since June 2006. Previously, he had been our President and Chief Operating Officer since January 2004. Prior to that, from April 2002 until January 2004, he was a Vice Chairman of Goldman Sachs, with management responsibility for Goldman Sachs’ Fixed Income, Currency and Commodities Division (FICC) and Equities Division (Equities). Prior to becoming a Vice Chairman, he had served as co-head of FICC since its formation in 1997. From 1994 to 1997, he headed or co-headed the Currency and Commodities Division. Mr. Blankfein is not on the board of any public company other than Goldman

Sachs and has not been a director of any other public company in the past five years. He is affiliated with certain non-profit organizations, including as a member of the Dean’s Advisory Board at Harvard Law School, the Harvard University Committee on University Resources and the Advisory Board of the Tsinghua University School of Economics and Management, an overseer of the Weill Medical College of Cornell University, and a co-chairman of the Partnership for New York City. In light of Mr. Blankfein’s role as Chief Executive Officer of Goldman Sachs and his extensive knowledge of our firm’s businesses developed over the course of his long career at our firm, our Board has concluded that Mr. Blankfein should be re-elected to our Board.

John H. Bryan	Director since November 1999

Mr. Bryan, age 73, is the retired Chairman and Chief Executive Officer of Sara Lee Corporation, where he spent more than 25 years overseeing this global consumer products company. He served as its Chief Executive Officer from 1975 to June 2000 and as its Chairman of the Board from 1976 until his retirement in October 2001. He is not on the board of any public company other than Goldman Sachs. He has been a director of the following public companies in the past five years: BP p.l.c. and General Motors Corporation. He is also the past Chairman of the Grocery Manufacturers of America, Inc. and the past Vice Chairman and a current member of The Business Council. He also served as Co-Chairman of the World Economic Forum’s annual meetings in 1994, 1997 and 2000. In addition, Mr. Bryan is affiliated with certain non-profit organizations, including as a Life Trustee of The University of Chicago, as the past Chairman and Life Trustee of the Board of Trustees of The Art Institute of Chicago, as Chairman of the Board of Directors of Millennium Park, Inc., and as the past Chairman and a current member of The Chicago Council on Global Affairs. He is also the past Chairman of Catalyst. In light of Mr. Bryan’s experience as the chairman and chief executive officer of a global consumer products company, his service on the boards of other public companies and the knowledge and experience he has gained, and contributions he has made, during his tenure as a director of Goldman Sachs, including through his service as our Presiding Director, our Board has concluded that Mr. Bryan should be re-elected to our Board.

Gary D. Cohn	Director since June 2006

Mr. Cohn, age 49, has been our President and Chief Operating Officer since April 2009, and was our President and Co-Chief Operating Officer from June 2006 through March 2009. Previously, he had been the co-head of Goldman Sachs’ global securities businesses since January 2004. He also had been the co-head of Equities since 2003 and the co-head of FICC since September 2002. From March 2002 to September 2002, he served as co-chief operating officer of FICC. Prior to that, beginning in 1999, Mr. Cohn managed the FICC macro businesses. From 1996 to 1999, he was the global head of Goldman Sachs’ commodities business. Mr. Cohn is not on the board of any public company other than Goldman Sachs and has not been a director of any other public company in the past five years. He is affiliated with certain non-profit organizations, including as a member of the Treasury Borrowing Advisory Committee of the Securities Industry and Financial Markets Association and as a trustee of the Gilmour Academy, NYU Hospital, NYU Medical School, the Harlem Children’s Zone and American University. In light of Mr. Cohn’s role as President and Chief Operating Officer of Goldman Sachs and his extensive knowledge of our firm’s businesses developed over the course of his long career at our firm, our Board has concluded that Mr. Cohn should be re-elected to our Board.

Claes Dahlbäck	Director since June 2003

Mr. Dahlbäck, age 62, serves as a Senior Advisor to Investor AB, a Swedish-based investment company, and is also a Senior Advisor at Foundation Asset Management, which is owned by three Wallenberg Foundations and which acts as advisor to the Foundations with respect to their holdings. He previously served as Investor AB’s nonexecutive Chairman from April 2002 until April 2005, its Vice Chairman from April 1999 until April 2002 and its President and Chief Executive Officer from 1978 until April 1999. As of February 1, 2010, Mr. Dahlbäck was on the board of one public company in addition to Goldman Sachs: Stora Enso OYJ (Chairman of the Board; member of Compensation Committee (Chair), Financial and Audit Committee and Nominations Committee); he retired from the board of Stora Enso OYJ as of April 1, 2010. He has also been a director of one other public company in the past five years: Gambro AB. Mr. Dahlbäck is affiliated with certain non-profit organizations, including as a member of the Royal Swedish Academy of Engineering Sciences and of Naval Sciences, as Honorary Doctor and Director of the Stockholm School of Economics, as Chair of the Leader of the Year Award, as Chair of the Stockholm School of Economics Association and as Commander of the Order of the White Rose of Finland. He is also a recipient of the Swedish Kings medal of the Twelfth Dimension with the Seraphim ribbon. In light of Mr. Dahlbäck’s financial services background, significant international experience, his service on the boards of other public companies and the knowledge and experience he has gained, and contributions he has made, during his tenure as a director of Goldman Sachs, our Board has concluded that Mr. Dahlbäck should be re-elected to our Board.

Stephen Friedman	Director since April 2005

Mr. Friedman, age 72, has been Chairman of Stone Point Capital, a private equity firm, since June 2006; from May 2005 until then, he was a Senior Advisor to Stone Point Capital. He was Chairman of the President’s Intelligence Advisory Board and Chairman of the Intelligence Oversight Board from January 2006 to January 2009. He served as Assistant to the President for Economic Policy and Director of the National Economic Council from December 2002 until December 2004. Mr. Friedman is also a past Chairman of the Federal Reserve Bank of New York. From 1998 until December 2002, Mr. Friedman was a senior principal of MMC Capital, the predecessor of Stone Point Capital. He retired as Senior Partner and Chairman of the Management Committee of The Goldman Sachs Group, L.P., our predecessor, in 1994, having joined the firm in 1966. Mr. Friedman is not on the board of any public company other than Goldman Sachs and has not been a director of any other public company in the past five years. In addition, he is affiliated with certain non-profit organizations, including as a board member of the Council on Foreign Relations, Memorial Sloan Kettering and The Aspen Institute. In light of Mr. Friedman’s extensive knowledge and expertise with respect to the financial services industry generally, and our firm in particular, financial markets and risk management, and the knowledge and experience he has gained, and contributions he has made, during his tenure as a director of Goldman Sachs, our Board has concluded that Mr. Friedman should be re-elected to our Board.

William W. George	Director since December 2002

Mr. George, age 67, was Chief Executive Officer of Medtronic, Inc. from May 1991 to May 2001 and its Chairman of the Board from April 1996 until his retirement in April 2002. He joined Medtronic in 1989 as President and Chief Operating Officer. Prior to joining Medtronic, he spent ten years as a senior executive with Honeywell International Inc. and ten years with Litton Industries, primarily as President of Litton Microwave Cooking. Mr. George is a Professor of Management Practice at the Harvard Business School, where he teaches leadership and leadership development. He was formerly Professor of Leadership and Governance at the International Institute for Management Development from January 2002 until May 2003, Visiting Professor of Technology Management at the École Polytechnique Fédérale de Lausanne from January 2002 until May 2003 and an Executive-in-Residence at the Yale School of Management from September 2003 through December 2003. He has published extensively on leadership and corporate governance issues. Mr. George is on the board of one public company in addition to Goldman Sachs: Exxon Mobil Corporation (Board Affairs Committee, Advisory Committee on Contributions and Compensation Committee (Chair)). He has also been a director of the following public companies in the past five years: Novartis AG and Target Corporation. In addition, he is affiliated with certain non-profit organizations, including as a board member of the World Economic Forum USA and the Guthrie Theater and as a member of the Carnegie Endowment for International Peace. In light of Mr. George’s experience as the head of a global public company, his expertise in leadership and governance matters, his service on the boards of other public companies and the knowledge and experience he has gained, and contributions he has made, during his tenure as a director of Goldman Sachs, our Board has concluded that Mr. George should be re-elected to our Board.

James A. Johnson	Director since May 1999

Mr. Johnson, age 66, has been a Vice Chairman of Perseus, L.L.C., a merchant banking and private equity firm, since April 2001. From January 2000 to March 2001, he served as Chairman and Chief Executive Officer of Johnson Capital Partners, a private investment company. From January through December 1999, he was Chairman of the Executive Committee of Fannie Mae, having previously served as its Chairman and Chief Executive Officer from February 1991 through December 1998 and its Vice Chairman from 1990 through February 1991. He is on the boards of the following public companies in addition to Goldman Sachs: Forestar Group Inc. (Management Development and Executive Compensation Committee (Chair)), formerly a subsidiary of Temple-Inland Inc., and Target Corporation (Executive Committee, Corporate Governance Committee (Chair), Compensation Committee (Chair) and Corporate Responsibility Committee). He has also been a director of the following public companies in the past five years: Gannett Co., Inc., KB Home, Temple-Inland and UnitedHealth Group Inc. Mr. Johnson is also affiliated with certain non-profit organizations, including as Chairman Emeritus of the John F. Kennedy Center for the Performing Arts, as a member of each of the American Academy of Arts and Sciences, the American Friends of Bilderberg and the Council on Foreign Relations, and as an honorary trustee of The Brookings Institution. In light of Mr. Johnson’s extensive experience and leadership roles in the financial services industry, his service on the boards of other public companies and the knowledge and experience he has gained, and contributions he has made, during his tenure as a director of Goldman Sachs, our Board has concluded that Mr. Johnson should be re-elected to our Board.

Lois D. Juliber	Director since March 2004

Ms. Juliber, age 61, was a Vice Chairman of the Colgate-Palmolive Company from July 2004 until March 2005. She served as Colgate-Palmolive’s Chief Operating Officer from March 2000 to September 2004, as its Executive Vice President — North America and Europe from 1997 until March 2000 and as President of Colgate North America from 1994 to 1997. Ms. Juliber is on the board of the following public companies in addition to Goldman Sachs: E. I. du Pont de Nemours and Company (Strategic Direction Committee, Audit Committee (Chair) and Corporate Governance Committee) and Kraft Foods Inc. (Compensation Committee and Public Affairs Committee). She has not been a director of any other public company in the last five years. She is affiliated with certain non-profit organizations, including as Chairman of The MasterCard Foundation and a trustee of Wellesley College and Women’s World Banking. In light of Ms. Juliber’s extensive experience in a variety of leadership roles at a global public company, including in particular as chief operating officer, her broad international business experience, her service on the boards of other public companies and the knowledge and experience she has gained, and contributions she has made, during her tenure as a director of Goldman Sachs, our Board has concluded that Ms. Juliber should be re-elected to our Board.

Lakshmi N. Mittal	Director since June 2008

Mr. Mittal, age 59, has been Chairman and Chief Executive Officer of ArcelorMittal S.A. since May 2008. He previously served as ArcelorMittal’s President and Chief Executive Officer from November 2006 to May 2008. Prior to that, Mr. Mittal was Chief Executive Officer of Mittal Steel Company N.V. (formerly the LNM Group) since 1976, when he founded the company. Mr. Mittal is on the boards of the following public companies in addition to Goldman Sachs and ArcelorMittal: European Aeronautic Defence and Space Company EADS N.V. and, until May 2, 2010, ICICI Bank Limited; as of the date of our Annual Meeting the only other such board he will be on is that of EADS. He has not been a director of any other public company in the last five years. In addition, Mr. Mittal is affiliated with non-profit organizations, including as a member of the International Business Council of the World Economic Forum, the Advisory Board of the Kellogg School of Management at Northwestern University, the Board of Trustees of Cleveland Clinic, the Executive Committee of World Steel Association and the Executive Board of the Indian School of Business, and as a Golden Patron of The Prince’s Trust. In light of Mr. Mittal’s business and financial experience gained from founding and developing a global business, including his expertise in operating in emerging markets, his service on the boards of other public companies and the knowledge and experience he has gained, and contributions he has made, during his tenure as a director of Goldman Sachs, our Board has concluded that Mr. Mittal should be re-elected to our Board.

James J. Schiro	Director since May 2009

Mr. Schiro, age 64, is the former Chief Executive Officer of Zurich Financial Services, a position he held from 2002 until December 2009. He previously served as Zurich’s Chief Operating Officer — Finance from March 2002 to May 2002. Prior to that, Mr. Schiro was Chief Executive Officer of PricewaterhouseCoopers LLP from 1998 to 2002 and Chairman and Chief Executive Officer of Price Waterhouse from 1995 to 1998, having previously held a variety of other positions at Price Waterhouse since 1967. Mr. Schiro is on the boards of the following public companies in addition to Goldman Sachs: PepsiCo, Inc. (Audit Committee (Chair)) and Royal Philips Electronics (Corporate Governance and Nomination & Selection Committee). He has not been a director of any other public company in the last five years. In addition, Mr. Schiro is a director of certain non-profit organizations, including St. John’s University, a member of the Advisory Board of the Tsinghua University School of Economics and Management, a trustee of each of the Institute for Advanced Study and the Lucerne Festival, and Vice Chairman of the American Friends of the Lucerne Festival. In light of Mr. Schiro’s broad knowledge of the international financial services business, accounting and audit practices and procedures and risk management, his service on the boards of other public companies and the knowledge and experience he has gained, and contributions he has made, during his tenure as a director of Goldman Sachs, our Board has concluded that Mr. Schiro should be re-elected to our Board.

H. Lee Scott, Jr.	Director Nominee

Mr. Scott, age 60, is Chairman of the Executive Committee of the board of Wal-Mart Stores, Inc. He previously served as Walmart’s President and Chief Executive Officer, a position he held from January 2000 through January 31, 2009. Mr. Scott served as Walmart’s Vice Chairman and Chief Operating Officer from January 1999 to January 2000 and as its Executive Vice President and President and CEO, Walmart US from January 1998 to January 1999, having held a variety of other positions at Walmart since 1979. He is also on the investment committee of Solamere Capital LLC, a private equity firm. As noted above, Mr. Scott is on the board of Walmart (serving also as Chair of the Equity Compensation Committee). He is not on the board of any other public company and has not been a director of any other public company in the last five years. In addition, Mr. Scott is a member of the Advisory Board of the Tsinghua University School of Economics and Management. In light of Mr. Scott’s business and leadership experience, particularly as the head of a leading global enterprise, our Board has concluded that Mr. Scott should be elected to our Board.

There are no family relationships between any of our directors or executive officers and any other of our directors or executive officers.

As the foregoing indicates, our 11 director nominees collectively have the skills and experience to create a board that is well-suited to oversee and guide Goldman Sachs. Each has the integrity, business judgment, collegiality and commitment that are among the essential characteristics for a director of our Board. They also bring to our Board highly developed skills in, among other areas, finance, investing, accounting, business operations and leadership. They are established leaders in important areas of business and academic scholarship, including leadership and governance. In addition, members of our Board have had a great diversity of experiences and bring to our Board a wide variety of views that strengthen their ability to guide our firm. They have had extensive involvement in international business and emerging markets and deep professional experience across a broad range of industries, including financial services, consumer products, retail, industrial resources and manufacturing. All have lengthy direct experience in the oversight of public companies through their service on our Board and/or those of other public companies, their current and past senior executive positions at Goldman Sachs and/or other companies and institutions, and their involvement in the other international, educational and charitable organizations described above.

Directors’ Recommendation

Our Board unanimously recommends a vote FOR the election of each of Messrs. Blankfein, Bryan, Cohn, Dahlbäck, Friedman, George, Johnson, Mittal, Schiro and Scott and Ms. Juliber to our Board.

Board Meetings and Committees

Our Board held 12 meetings during our 2009 fiscal year. Our Board also held a number of informal group posting sessions, in addition to multiple discussions that individual directors had from time to time with our CEO and other members of senior management as events warranted. Each of our directors attended at least 75% of the meetings of our Board and the committees of our Board on which he or she served during fiscal 2009 for the period he or she served as director. Attendance at Board and committee meetings during fiscal 2009 averaged 95% for our directors as a group. We encourage our directors to attend our Annual Meetings and believe that attendance at our Annual Meetings is just as important as attendance at meetings of our Board and its committees. In fact, we typically schedule Board and committee meetings to coincide with the dates of our Annual Meetings. All of our directors attended last year’s Annual Meeting.

Our Board has three standing committees: our Audit Committee, our Compensation Committee and our Corporate Governance and Nominating Committee. Reports of each of these committees are included in this Proxy Statement. The primary functions of these committees are set forth below:

Audit Committee

•

assist our Board in its oversight of our financial statements, management of financial and operational risks, legal and regulatory compliance, independent auditors’ qualification, independence and performance, internal audit function performance and internal control over financial reporting;

•	decide whether to appoint, retain or terminate our independent auditors;

•	pre-approve all audit, audit-related, tax and other services, if any, to be provided by the independent auditors; and

•	prepare the Audit Committee Report.

Compensation Committee

•	determine and approve the compensation of our CEO and other executive officers;

•	approve, or make recommendations to our Board for it to approve, our incentive compensation and equity-based plans;

•	assist our Board in its oversight of the development, implementation and effectiveness of our policies and strategies relating to our human capital management function; and

•	prepare the Compensation Committee Report.

Corporate Governance and Nominating Committee

•	recommend individuals to our Board for nomination, election or appointment as members of our Board and its committees;

•	oversee the evaluation of the performance of our Board and our CEO;

•	review and concur in the succession plans for our CEO and other members of senior management;

•	take a leadership role in shaping our corporate governance;

•	review periodically the form and amounts of director compensation and make recommendations to our Board with respect thereto; and

•	prepare the Corporate Governance and Nominating Committee Report.

Employee directors do not serve on our Board’s standing committees. The following table summarizes fiscal 2009 membership on each Board standing committee and the number of committee meetings held.

Director	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
John H. Bryan	✓	✓	Chair
Claes Dahlbäck	✓	✓	✓
Stephen Friedman	Chair	✓	✓
William W. George	✓	✓	✓
Rajat K. Gupta	✓	✓	✓
James A. Johnson	✓	Chair	✓
Lois D. Juliber	✓	✓	✓
Lakshmi N. Mittal	✓	✓	✓
James J. Schiro	✓	✓	✓
Ruth J. Simmons		✓	✓
Meetings held during fiscal 2009:	12	6*	7

*	The Compensation Committee also held four meetings in early 2010, and individual members of the Compensation Committee met multiple times with senior management during the year, to discuss fiscal 2009 compensation.

Non-Employee Directors’ Meetings

In addition to the meetings of the committees of our Board listed in the table above, our Non-Employee Directors met four times in executive session during fiscal 2009. Our Presiding Director, the Chair of our Corporate Governance and Nominating Committee, presided at these executive sessions.

Executive Succession Planning

Our Corporate Governance and Nominating Committee and our CEO have developed a comprehensive program for emergency and long-term executive succession, which the Committee reviews with our CEO annually. Consistent with our culture, our goal is to always be in a position to appoint our most senior executives from within the firm. Individuals who are identified as having potential for senior executive positions are evaluated by the Committee, in part utilizing the results of our “360 degree” feedback process. The careers of such persons are monitored to ensure that over time they have appropriate exposure both to our Board and to our diverse businesses globally. These individuals interact with our Board in various ways, including through participation in certain Board meetings and other Board-related activities and meetings with individual directors, both in connection with director visits to our business units around the world and otherwise.

We believe that our Board fully understands our culture and strategic needs and that our succession program should ensure a smooth transition with respect to senior executive appointments.

Compensation Discussion and Analysis

The following is a discussion of how our Compensation Committee determined the compensation of our Chairman and CEO, Lloyd C. Blankfein, our President and Chief Operating Officer (COO), Gary D. Cohn, our Chief Financial Officer (CFO), David A. Viniar, and two of our Vice Chairmen, J. Michael Evans and John S. Weinberg (collectively, our Named Executive Officers (NEOs)), with respect to our 2009 fiscal year.

Overview

At our last annual meeting of shareholders held in May 2009, our CEO introduced our Compensation Principles, which can be found in Annex A to this Proxy Statement. Our Compensation Principles set forth the objectives of our NEO compensation program. Our Compensation Committee determined the fiscal 2009 compensation of our NEOs in accordance with our Compensation Principles. Our Compensation Principles state that effective compensation should:

1.	Encourage a real sense of teamwork and communication, binding individual short-term interests to the institution’s long-term interests.

2.	Evaluate performance on a multi-year basis.

3.	Discourage excessive or concentrated risk-taking.

4.	Allow an institution to attract and retain proven talent.

5.	Align aggregate compensation for the firm with performance over the cycle.

Our Compensation Committee met six times during 2009 and also held four meetings in early 2010 to discuss fiscal 2009 compensation. In addition, individual members of the Committee met multiple times with our senior management during the year, and Mr. Johnson, the Chair of the Committee, met frequently with one or more of the chairs of our internal compensation policy committee.

Information Considered by our Compensation Committee

Our Financial Performance and that of Our Competitors. In December 2009, our CFO provided our Compensation Committee with projections for our fiscal 2009 financial performance including: our net revenues, ratio of compensation and benefits expense to net revenues, net earnings and diluted earnings per share. He also provided the Committee with similar projections for the 2009 fiscal year, based on the publicly announced results for the first three quarters of fiscal 2009, for Bank of America Corporation, Citigroup Inc., JPMorgan Chase & Co., and Morgan Stanley (core competitors). After the end of our 2009 fiscal year, our CFO provided the Committee with our actual fiscal 2009 results and the Committee had access to the results of our core competitors.

Risk. Our CRO discussed with our Compensation Committee the risks that could have a material impact on our firm and our firmwide compensation program. Our CRO presented his view that our firmwide year-end discretionary compensation program is designed to reflect the performance of our firm, the performance of the division in which the employee works and the performance of the individual employee, and is designed not to encourage excessive risk-taking. Our CRO also observed that paying year-end discretionary compensation in the form of deferred compensation makes our NEOs sensitive to risk outcomes, as the value of a significant portion of the compensation that they receive moves up or down with the price of our Common Stock and is subject to clawback. In addition, our CRO noted that the equity ownership requirement and restriction on hedging our Common Stock applicable to our NEOs aligns our NEOs’ interests with our long-term performance and discourages excessive risk because a significant portion of our NEOs’ wealth is tied to our firm’s performance.

See — Recapture and Forfeiture Provisions, — Equity Ownership Requirements and — Hedging Policies below.

Regulatory Developments. Our senior management briefed our Compensation Committee on relevant regulatory developments in 2009, including the following:

Our firmwide compensation program is subject to oversight by the Board of Governors of the U.S. Federal Reserve System (Federal Reserve Board). In October 2009, the Federal Reserve Board issued a comprehensive proposal on incentive compensation policies that applies to all banking organizations supervised by the Federal Reserve Board, including financial holding companies such as Goldman Sachs. The proposal sets forth three key principles for incentive compensation arrangements that are designed to help ensure that incentive compensation plans do not encourage excessive risk-taking and are consistent with the safety and soundness of banking organizations. The three principles provide that a banking organization’s incentive compensation arrangements should provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage risks, be compatible with effective internal controls and risk management, and be supported by strong corporate governance. The proposal also contemplates a detailed review by the Federal Reserve Board of the incentive compensation policies and practices of a number of “large, complex banking organizations,” including us. In December 2009 and early 2010, our senior management provided information to the Federal Reserve Board with respect to our compensation practices.

In addition, as of the end of 2009, regulators in a number of other countries, including the United Kingdom, France and Germany, had proposed or adopted policies related to compensation, including taxation of discretionary compensation, at financial institutions.

Our senior management also briefed our Compensation Committee on requests for information about our firmwide compensation program from, among others, the New York State Attorney General, the United States Congress and the United Kingdom Financial Services Authority. Our senior management discussed with the Committee the executive compensation rulings issued by the Special Master for TARP Executive Compensation in late 2009 relating to compensation at companies that received exceptional assistance under the U.S. Department of the Treasury’s Troubled Asset Relief Program, although these rulings are not applicable to us.

Evaluation of Our Compensation Plans. Our Compensation Committee spent a significant amount of time evaluating our existing NEO compensation program, comparing our plans to those of other financial services firms and examining alternatives.

During 2009, our Compensation Committee asked Semler Brossy Consulting Group, LLC, its independent compensation consultant retained in accordance with the Committee’s charter and consultant policy (Independent Consultant), to assess our PMD compensation program, which includes our NEOs, and to identify the challenges and accompanying considerations that could inform compensation decisions for 2009. The Independent Consultant provides services solely to the Committee and not in any capacity to our firm. In connection with its work for the Committee, the Independent Consultant reviews the information provided to the Committee by our firm’s compensation consultants, our CFO and our Human Capital Management (HCM) Division.

In its assessment of our compensation program for our Participating Managing Directors (PMDs), who are the approximately 400 most senior employees of our firm, the Independent Consultant confirmed that the program has historically been managed appropriately and is expected to align closely with future performance. The Independent Consultant also emphasized the significant changes in the external environment, and the implications thereof, with respect to 2009 compensation decisions. The Independent Consultant did not recommend, and was not involved in determining, the amount of any NEO’s compensation.

Our HCM Division assisted our Compensation Committee in the Committee’s review of our competitors’ compensation plans by providing the Committee with information relating to compensation plan design and compensation levels for executives and other senior employees at certain other financial services firms. This information was obtained from an analysis of public filings, except for information for employees not covered by public filings, which was based on a compensation survey conducted by the MGMC unit of Towers Watson, on an unattributed basis. The firms for which information was provided were: Bank of America Corporation, Barclays Capital, Citigroup Inc., Credit Suisse Group, Deutsche Bank Corporation, JPMorgan Chase & Co., Morgan Stanley and UBS AG.

The information relating to compensation plan design for these other financial services firms was useful to our Compensation Committee in connection with the Committee’s review and consideration of alternatives to our compensation arrangements. In 2008, bonuses were eliminated or significantly reduced for many senior executives at most financial services firms. As a result, the Committee determined that 2008 compensation levels for senior executives at these firms was not relevant to the Committee’s determination of our NEOs’ fiscal 2009 compensation.

Performance Evaluations of Our NEOs and Compensation Recommendations of Our CEO for Our Other NEOs. The head of our HCM Division discussed with our Corporate Governance and Nominating Committee, which includes all of the members of our Compensation Committee, the results of our “360 degree” feedback process for our CEO. This process, through which all of our employees, including our other NEOs, are evaluated, reflects input regarding an array of performance measures from a number of employees, including those who are junior to the employee. Included in the feedback process is an assessment of each individual’s contributions to compliance, citizenship, teamwork, training, mentoring and diversity.

In addition, our CEO discussed the performance of our other NEOs, including their “360 degree” evaluations, with our Compensation Committee. Our CEO submitted year-end discretionary compensation recommendations to the Committee for our other NEOs. Our CEO did not make recommendations about his own compensation.

Our $500 million contribution to Goldman Sachs Gives, our donor advised fund. The fiscal 2009 compensation for our PMDs, including our NEOs, was reduced by $500 million to make this contribution.

Amounts to be Paid to Our NEOs

After careful consideration of the information described above, our Compensation Committee, with the approval of the independent members of our Board, decided the form and amount of year-end discretionary compensation to be paid to our NEOs, as set forth in the following table. The determinations of the amounts to be paid were not formulaic and were not based on specific firmwide or individual performance targets or objectives. Rather, these determinations were subjective.

Name	2009 Salary	2009 Cash Bonus	RSUs Deliverable as Shares at Risk*	2009 Total	RSUs Deliverable as Shares at Risk as % of 2009 Year-End Discretionary Compensation	RSUs Deliverable as Shares at Risk as % of 2009 Total
Lloyd C. Blankfein	$600,000	$0	$9,000,000	$9,600,000	100%	94%
Gary D. Cohn	$600,000	$0	$9,000,000	$9,600,000	100%	94%
David A. Viniar	$600,000	$0	$9,000,000	$9,600,000	100%	94%
J. Michael Evans	$600,000	$0	$9,000,000	$9,600,000	100%	94%
John S. Weinberg	$600,000	$0	$9,000,000	$9,600,000	100%	94%

*	The “RSUs Deliverable as Shares at Risk” amounts reflect the gross dollar amounts approved by our Compensation Committee and the independent members of our Board. The grant date fair value of the award, which includes a liquidity discount to reflect transfer restrictions on Shares at Risk, for each NEO was approximately $7.65 million. In accordance with SEC rules, the 2009 Summary Compensation Table does not include these amounts because they were not granted in 2009. Instead, the Summary Compensation Table to be included in our proxy statement for our 2011 Annual Meeting of Shareholders will include the grant date fair value of these awards (if the NEOs also are named executive officers in that proxy statement).

The most important factors that our Compensation Committee considered in setting our NEOs’ fiscal 2009 compensation are set forth below.

The strength of our fiscal 2009 financial performance, including our performance relative to the financial performance of our core competitors (particularly in light of the difficult market conditions experienced in the beginning of 2009). Our Compensation Committee agreed that fiscal 2008 compensation levels for our NEOs (none of whom received year-end discretionary compensation for fiscal 2008) should not be used as a starting point for determining fiscal 2009 compensation and that each of our NEOs should receive year-end discretionary compensation for fiscal 2009.

The outstanding evaluation of each of our NEO’s individual performance and of their collective ability to operate as a team. Each of our NEO’s individual performance in fiscal 2009 was exceptional and contributed significantly to our financial results in fiscal 2009. Because of the breadth and complexity of our businesses and our firmwide emphasis on teamwork, our NEOs operated very much as a team. Our Compensation Committee determined that the fiscal 2009 year-end discretionary compensation for all of our NEOs should be the same.

Market conditions and environment relating to executive compensation. These factors contributed to a reduction in firmwide compensation. They also contributed to a reduction by our Compensation Committee in the amount of year-end discretionary compensation paid to our NEOs, as well as the decision by the Committee that (i) none of our NEOs should receive cash year-end discretionary compensation in fiscal 2009, and (ii) all of our NEOs’ year-end discretionary compensation for fiscal 2009 should be paid as deferred equity in the form of restricted stock units (RSUs) deliverable as Shares at Risk.

Details of the Elements of Our NEOs’ Compensation

Base Salary. Our NEOs all received a base salary of $600,000 in fiscal 2009. Our NEOs did not receive any cash compensation for fiscal 2009 other than base salary. Our Compensation Committee does not use base salary to differentiate between the contributions or performance level of our NEOs, but instead considers it a baseline compensation level that delivers current cash income to these executives.

Restricted Stock Units and Shares at Risk. As discussed above, our Compensation Committee determined to pay 100% of our NEOs’ year-end discretionary compensation in deferred equity. The deferred equity is comprised solely of RSUs. These RSUs were vested at grant and generally provide for Shares at Risk to be delivered in three equal installments in each of January 2011, January 2012 and January 2013.

Each of these RSUs is an unfunded, unsecured promise by us to deliver a Share at Risk on a predetermined date. As a result, each of our NEOs becomes, economically, one of our long-term shareholders, with the same interests as our other shareholders. This economic interest results because the amount an NEO ultimately realizes from an RSU depends on the value of Common Stock when sold. Further, each vested RSU includes a “dividend equivalent right,” pursuant to which the holder of the RSU is entitled to receive an amount equal to any ordinary cash dividends paid to a shareholder of Common Stock at about the same time as those dividends are paid to our shareholders.

The number of RSUs awarded to each NEO for fiscal 2009 was determined by dividing the dollar value of such NEO’s year-end discretionary compensation by $154.16 (the closing price-per-share of Common Stock on the NYSE on February 5, 2010, the grant date).

Transfer Restrictions. The portion of Shares at Risk that are subject to transfer restrictions is the lesser of (i) 50% of the gross number of Shares at Risk scheduled to be delivered (i.e., the number of Shares at Risk determined prior to reduction for applicable tax withholding), and (ii) the number of Shares at Risk actually delivered after applicable withholding. An NEO cannot sell, exchange, transfer, assign, pledge, hedge or otherwise dispose any of his RSUs or Shares at Risk that are subject to transfer restrictions until January 2015. Our Compensation Committee may permit limited exceptions to this restriction (e.g., gifts to certain family members), provided that any Shares at Risk so transferred would continue to be subject to transfer restrictions until January 2015.

Recapture and Forfeiture Provisions. All 2009 RSUs and all Shares at Risk are subject to recapture by us, even after an NEO receives the underlying shares of Common Stock. If we determine that an award may be recaptured after delivery, we can require repayment to us of the fair market value of the shares when delivered (including those withheld to pay withholding taxes).

Our Compensation Committee refined the recapture provision in all RSUs and Shares at Risk granted to NEOs for fiscal 2009, in order to permit recapture if the NEO engaged in fiscal 2009 in improper risk analysis or failed to raise concerns sufficiently about risk which resulted in, or reasonably could be expected to result in, a material adverse impact on the NEO’s business unit, our firm or the broader financial system as a whole. For example, an NEO’s RSUs and Shares at Risk could be recaptured if during 2009 that NEO had participated in the marketing of any product or service without appropriate consideration of the risk to our firm or the broader financial system as a whole.

We may recapture RSUs if an NEO engages in conduct constituting “Cause” prior to delivery of the underlying shares. We may recapture Shares at Risk subject to transfer restrictions if an NEO engages in such conduct at any time through January 2015. “Cause” includes, among other things, any material violation of any firm policy; any act or statement that negatively reflects on our name, reputation or business interests; and any conduct detrimental to our firm. In addition, we may forfeit all of an NEO’s 2009 RSUs if he becomes associated with a “Competitive Enterprise” during 2010; two-thirds if he becomes associated with a “Competitive Enterprise” during 2011; and one-third if he becomes associated with a “Competitive Enterprise” during 2012. The treatment of 2009 RSUs and Shares at Risk upon termination of employment or a change in control is similar to the treatment of RSUs granted in prior years. See Potential Payments Upon Termination or Change-in-Control for a discussion of this treatment and for the meaning of “Cause” and “Competitive Enterprise” under The Goldman Sachs Amended and Restated Stock Incentive Plan (SIP).

Qualified Retirement Benefits. Each of our NEOs participates in our 401(k) Plan, which is our broad-based tax-qualified retirement plan. Our NEOs are eligible to make pre-tax, and/or “Roth” after-tax, contributions to our 401(k) Plan and receive a dollar-for-dollar matching contribution from us on the amount they contribute, up to a maximum of $9,800. For fiscal 2009, each of our NEOs received a matching contribution of $9,800.

Perquisites and Other Benefits. Our NEOs received in fiscal 2009 certain benefits that are considered “perquisites” required to be disclosed as part of their compensation. While our Compensation Committee was provided with the estimated value of these items, it determined that, as in prior years, not to give these amounts significant consideration in determining our NEOs’ fiscal 2009 compensation.

We provide certain of our NEOs with a car and driver to ensure their safety, to provide them with a secure environment for discussing confidential matters and to increase their efficiency. We also offer our NEOs financial counseling services, generally provided by our subsidiary, The Ayco Company, L.P. (Ayco), to assist them with tax and regulatory compliance and to provide them with more time to focus on the needs of our business. At our request, Mr. Evans previously relocated to our Hong Kong office and in fiscal 2009 he received international assignment benefits and tax payments. Our NEOs also participate in our executive medical and dental program, are eligible for a retiree medical program, receive executive life insurance and long-term disability insurance coverage and receive certain other perquisites, some of which have no incremental cost to us. See “All Other Compensation” and footnote (d) in our 2009 Summary Compensation Table.

On December 15, 2008, our Board, upon recommendation of our Compensation Committee, approved the termination of our Non-Qualified Deferred Compensation Plan for U.S. PMDs (NQDC Plan) effective December 15, 2008. Payments to our participating NEOs under our NQDC Plan will commence as originally scheduled, beginning in 2016. See 2009 Non-Qualified Deferred Compensation for more information on our NQDC Plan.

Equity Ownership Requirements

Each of our CEO, CFO, COO and Vice Chairmen (collectively, Senior Executives) (or, in certain cases, estate planning entities established by such persons) is required by our Shareholders’ Agreement, for so long as he holds such position, to retain sole beneficial ownership of a number of shares of Common Stock equal to at least 75% of the shares he has received under our SIP since becoming a Senior Executive (not including any shares received in connection with Goldman Sachs’ initial public offering and less allowances for the payment of any option exercise price and taxes). All of our Senior Executives are in compliance with this requirement.

Messrs. Blankfein, Cohn and Viniar each have agreed that, with certain exceptions, until the earlier of October 1, 2011 and the date of redemption of all of our 10% Cumulative Perpetual Preferred Stock, Series G (Series G Preferred Stock), whether or not he continues to be employed by us, (i) he will continue to satisfy the share retention requirements described in the preceding paragraph and (ii) he, his spouse and any of their estate planning vehicles will not dispose of more than 10% of the aggregate number of shares of Common Stock that he, his spouse and any such estate planning vehicles beneficially owned on September 28, 2008.

Hedging Policies

Our NEOs are prohibited from hedging shares of Common Stock or their equity-based awards, which includes RSUs and Shares at Risk.

Conclusion

We believe that the compensation program for our NEOs for 2009, which was designed and implemented in accordance with our Compensation Principles, was appropriately designed to encourage a real sense of teamwork and communication, binding our NEOs’ short-term interests to our firm’s long-term interests, to evaluate our NEOs’ performance on a multi-year basis, to discourage excessive risk-taking, to allow us to attract and retain proven talent and to align our aggregate compensation with performance over the business cycle. We believe that our performance over the past year and during the very difficult market conditions during the past year is due, in part, to the effectiveness of our compensation program.

Executive Compensation

The following table sets forth, in compliance with the reporting requirements of the SEC, the compensation received by our NEOs during fiscal 2009, the one-month transition period ended December 26, 2008 (December 2008), fiscal 2008 and fiscal 2007, as applicable. In connection with becoming a bank holding company in 2008, we were required to change our fiscal year-end from November to December, which resulted in a one-month transition period that began on November 29, 2008 and ended on December 26, 2008. Fiscal 2009 began on December 27, 2008 and ended on December 31, 2009. Beginning in 2010, our fiscal year is the calendar year.

Pursuant to recently amended SEC rules, the following table is required to include for a particular fiscal year only those RSUs and options to purchase Common Stock (Options) granted during that year, rather than awards granted after year-end, even if awarded for services in that year. Our equity awards relating to services in a fiscal year generally are made shortly after fiscal year-end. As a result, rows in the table are affected as follows:

•	2009. Our NEOs were granted equity awards for fiscal 2009 in February 2010; accordingly, these awards are not in the table. See Compensation Discussion and Analysis for a discussion of these awards;

•

2008. Our NEOs did not receive any equity awards for fiscal 2008. However, our NEOs were granted awards for fiscal 2007 during fiscal 2008 and, accordingly, these 2007 awards are included in “2008” below, as applicable (except for the RSUs for fiscal 2007 granted to Mr. Evans, which were granted during 2007 and thus are not included in the table); and

•	2007. Our NEOs were granted awards for fiscal 2006 during fiscal 2007; accordingly, these 2006 awards are included in “2007” below, as applicable.

Disclosure of cash bonus is not affected by the new SEC rules. Accordingly, 2009 and 2008 show no cash bonus because our NEOs did not receive any cash bonus for services in those years. The cash bonus shown in the table for fiscal 2007 bonus was for services in fiscal 2007.

2009 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards (a)	Option Awards (b)	Change in Pension Value (c)	All Other Compensation (d)	Total
Lloyd C. Blankfein	2009	$600,000	$0	$0	$0	—	$262,657	$862,657
Chairman and CEO	Dec. 2008	$50,000	$0	$0	$0	$5,794	$15,974	$71,768
	2008	$600,000	$0	$23,670,515	$16,440,188	—	$235,943	$40,946,646
	2007	$600,000	$26,985,474	$15,542,756	$10,453,031	$780	$384,157	$53,966,198
Gary D. Cohn	2009	$600,000	$0	$0	$0	—	$225,156	$825,156
President and COO	Dec. 2008	$50,000	$0	$0	$0	$1,384	$11,459	$62,843
	2008	$600,000	$0	$23,334,671	$16,200,096	—	$163,841	$40,298,608
	2007	$600,000	$26,585,474	$15,245,394	$10,253,191	$45	$354,196	$53,038,300
David A. Viniar	2009	$600,000	$0	$0	$0	—	$237,365	$837,365
CFO	Dec. 2008	$50,000	$0	$0	$0	$11,717	$14,197	$75,914
	2008	$600,000	$0	$19,976,648	$13,800,195	—	$222,492	$34,599,335
	2007	$600,000	$22,585,474	$11,379,289	$7,653,073	$1,370	$360,732	$42,579,938
J. Michael Evans*	2009	$600,000	$0	$0	$0	—	$1,024,448	$1,624,448
Vice Chairman	Dec. 2008	$50,000	$0	$0	$0	$868	$31,918	$82,786
	2008	$600,000	$0	$666,787	$13,853,073	—	$2,250,850	$17,370,710
John S. Weinberg**	2009	$600,000	$0	$0	$0	—	$132,540	$732,540
Vice Chairman

*	Not an NEO in fiscal 2007.

**	Not an NEO in fiscal 2007 or 2008.

(a)	No stock awards were granted to our NEOs during December 2008 or fiscal 2009. Amounts included for fiscal 2008 represent the grant date fair value of RSUs granted on December 19, 2007 for services in fiscal 2007 (2007 Year-End RSUs) and Discount RSUs granted under our Discount Stock Program (DSP) on December 19, 2007 (2007 Discount RSUs), in each case in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 718 (ASC 718), except that for Mr. Evans, the amount for fiscal 2008 only includes 2007 Discount RSUs because his 2007 Year-End RSUs were granted during fiscal 2007 and thus are not shown above. Grant date fair value for 2007 Year-End RSUs and 2007 Discount RSUs is determined based on the closing price-per-share of Common Stock on the NYSE on the date of grant ($204.16). Amounts included for fiscal 2007 represent the grant date fair value of RSUs granted on December 15, 2006 for services in fiscal 2006 (2006 Year-End RSUs) in accordance with ASC 718. Grant date fair value for 2006 Year-End RSUs is determined based on the closing price-per-share of Common Stock on the NYSE on the date of grant ($199.84).

(b)	No Options were granted to our NEOs during December 2008 or fiscal 2009. Amounts included for fiscal 2008 represent the grant date fair value of Options granted on December 19, 2007 for services in fiscal 2007 (2007 Year-End Options) in accordance with ASC 718. The exercise price of each 2007 Year-End Option ($204.16) is equal to the closing price-per-share of Common Stock on the NYSE on the date of grant. For a discussion of the calculation of the grant date fair value of the 2007 Year-End Options, see Note 14 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended November 28, 2008. Amounts included for fiscal 2007 represent the grant date fair value of Options granted on December 15, 2006 for services in fiscal 2006 (2006 Year-End Options) in accordance with ASC 718. The exercise price of each 2006 Year-End Option ($199.84) is equal to the closing price-per-share of Common Stock on the NYSE on the date of grant. For a discussion of the calculation of the grant date fair value of the 2006 Year-End Options, see Note 12 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2007.

(c)	For fiscal 2009, the change in pension value was negative for each NEO, as follows: Mr. Blankfein — $(847); Mr. Cohn — $(284); Mr. Viniar — $(1,838); Mr. Evans — $(155); and Mr. Weinberg — $(1,003).

(d)	The charts and narrative below describe the benefits and perquisites for fiscal 2009 contained in the “All Other Compensation” column above.

Name	401(k) Matching Contribution	Term Life Insurance Premium	Executive Medical and Dental Plan Premium Payments	Long-Term Disability Insurance Premium	Executive Life Premium
Mr. Blankfein	$9,800	$144	$56,927	$994	$15,077
Mr. Cohn	$9,800	$144	$56,927	$994	$9,840
Mr. Viniar	$9,800	$144	$56,927	$994	$14,402
Mr. Evans	$9,800	$144	$49,871	$994	$13,464
Mr. Weinberg	$9,800	$144	$56,927	$994	$13,914

Name	Financial and Benefits Counseling Services*	Car**	International Assignment Benefits***	Tax Payments****
Mr. Blankfein	$57,230	$70,413	—	—
Mr. Cohn	$62,723	$58,072	—	—
Mr. Viniar	$58,643	$85,079	—	—
Mr. Evans	$53,514	$37,883	$220,539	$638,118
Mr. Weinberg	$49,934	—	—	—

*	The aggregate incremental cost of financial and benefits counseling services provided by Ayco is determined based on the number of hours of service provided by, and compensation paid to, individual service providers.

**	Amounts reflect the cost to us attributable to commuting and other non-business use. For Mr. Evans, the amount reflects payments to a third-party car service and has been converted from Hong Kong dollars into U.S. dollars at an exchange rate of 7.75 Hong Kong dollars per U.S. dollar, which was the average rate in fiscal 2009 (Hong Kong dollar exchange rate). For the others, the cost of providing a car is determined on an annual basis and includes driver compensation, annual car lease and insurance cost as well as miscellaneous variable expenses, including fuel, car maintenance and tolls.

***	At our request, Mr. Evans previously relocated to our Hong Kong office. As a result, he received international assignment benefits in fiscal 2009. A portion of the amounts shown have been converted from Hong Kong dollars into U.S. dollars at the Hong Kong dollar exchange rate.

****	Consists primarily of tax equalization payments as well as tax reimbursements paid in fiscal 2009 in connection with Mr. Evans’ international assignment in fiscal 2009 and prior fiscal years. These payments are made to cover certain taxes that are over and above those that Mr. Evans would have incurred if he had not relocated overseas.

Also included in the “All Other Compensation” column are other amounts reflecting the incremental cost to us of providing security services (which, in the case of Messrs. Blankfein and Cohn, are $51,017 and $25,625, respectively), in-office meals and our identity theft safeguards program for U.S. PMDs.

We provide to our NEOs, at no incremental out-of-pocket cost to our firm, waived or reduced fees and overrides in connection with investments in certain funds managed or sponsored by Goldman Sachs and certain negotiated discounts with third-party vendors, in each case on the same terms as are provided to other PMDs.

We make available to our NEOs for business use private aircraft from third-party vendors. Our policy is not to permit personal use of such aircraft by our NEOs. In the limited instances when an NEO brings a personal guest as a passenger on a business-related flight, the NEO pays us an amount equal to the greater of: (a) the aggregate incremental cost to us of the usage by such guest; and (b) the price of a first-class commercial airline ticket for the same trip.

2009 Grants of Plan-Based Awards

No incentive plan awards were granted to our NEOs during fiscal 2009 or December 2008. In accordance with SEC rules, the table does not include awards granted in February 2010 as compensation for services in fiscal 2009. See Compensation Discussion and Analysis — Details of the Elements of Our NEOs’ Compensation — Restricted Stock Units and Shares at Risk for a discussion of the February 2010 grants.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Lloyd C. Blankfein	—	—	—	—	—	—	—	—
Gary D. Cohn	—	—	—	—	—	—	—	—
David A. Viniar	—	—	—	—	—	—	—	—
J. Michael Evans	—	—	—	—	—	—	—	—
John S. Weinberg	—	—	—	—	—	—	—	—

2009 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth outstanding equity awards (unexercised Options and unvested Discount RSUs) held by each NEO as of December 31, 2009.

	Option Awards					Stock Awards
Name	Option Award Year	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (b)	Market Value of Shares or Units of Stock That Have Not Vested ($) (c)
Lloyd C. Blankfein	2007	—	322,104	$204.16	11/24/2017	1,633	$275,716
	2006	—	209,228	$199.84	11/25/2016
	2005	218,872	—	$131.64	11/27/2015
	2002	137,670	—	$78.87	11/30/2012
	2001	180,676	—	$91.61	11/25/2011
	2000	90,681	—	$82.88	11/26/2010
Gary D. Cohn	2007	—	317,400	$204.16	11/24/2017	1,633	$275,716
	2006	—	205,228	$199.84	11/25/2016
	2005	253,816	—	$131.64	11/27/2015
	2002	130,425	—	$78.87	11/30/2012
	2001	165,137	—	$91.61	11/25/2011
	2000	73,653	—	$82.88	11/26/2010
David A. Viniar	2007	—	270,380	$204.16	11/24/2017	1,633	$275,716
	2006	—	153,184	$199.84	11/25/2016
	2005	135,312	—	$131.64	11/27/2015
	2002	50,751	—	$78.87	11/30/2012
	2001	99,872	—	$91.61	11/25/2011
	2000	67,326	—	$82.88	11/26/2010
J. Michael Evans	2007	—	271,416	$204.16	11/24/2017	1,633	$275,716
	2006	—	201,224	$199.84	11/25/2016
	2005	171,772	—	$131.64	11/27/2015
	2002	60,408	—	$78.87	11/30/2012
	2001	112,303	—	$91.61	11/25/2011
John S. Weinberg	2007	—	149,944	$204.16	11/24/2017	1,633	$275,716
	2006	—	121,160	$199.84	11/25/2016
	2005	117,080	—	$131.64	11/27/2015
	2002	41,094	—	$78.87	11/30/2012
	2001	93,656	—	$91.61	11/25/2011
	2000	57,915	—	$82.88	11/26/2010

(a)	2007 Year-End Options become exercisable in January 2011, and 2006 Year-End Options became exercisable in January 2010. Shares received on exercise of 2007 and 2006 Year-End Options will not be transferable until January 2013 and January 2011, respectively. See Potential Payments Upon Termination or Change-in-Control below for treatment of the Options upon termination of employment.

(b)	This column includes 2007 Discount RSUs that are scheduled to vest in November 2010, with the underlying shares of Common Stock scheduled to be delivered in January 2011. See Potential Payments Upon Termination or Change-in-Control below for treatment of Discount RSUs upon termination of employment.

(c)	Values for RSUs were determined by multiplying the number of RSUs by $168.84, the closing price-per-share of Common Stock on the NYSE on December 31, 2009.

2009 Option Exercises and Stock Vested

The following table sets forth the value of the awards held by our NEOs that vested during fiscal 2009. No options were exercised in fiscal 2009 or December 2008, and no awards vested in December 2008.

		Option Awards		Stock Awards
Name	Fiscal Period	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (a)	Value Realized on Vesting ($) (b)
Lloyd C. Blankfein	2009	—	—	1,633	$268,073
Gary D. Cohn	2009	—	—	1,633	$268,073
David A. Viniar	2009	—	—	1,633	$268,073
J. Michael Evans	2009	—	—	3,302	$542,056
John S. Weinberg	2009	—	—	1,633	$268,073

(a)	Includes shares of Common Stock underlying 2007 Discount RSUs that vested on November 27, 2009 and, in the case of Mr. Evans, Discount RSUs that were granted on December 15, 2006 (2006 Discount RSUs) that also vested on November 27, 2009. Shares of Common Stock underlying 2006 Discount RSUs were delivered in January 2010. Shares of Common Stock underlying 2007 Discount RSUs are scheduled to be delivered in January 2011 and are subject to forfeiture if the NEO engages prior to delivery in conduct constituting “Cause” under our SIP. See Potential Payments Upon Termination or Change-in-Control below for details on the meaning of “Cause” under our SIP and for treatment of Discount RSUs upon termination of employment.

(b)	Values were determined by multiplying the aggregate number of RSUs by $164.16, the closing price-per-share of Common Stock on the NYSE on November 27, 2009, the vesting date.

2009 Pension Benefits

The following table sets forth pension benefit information as of December 31, 2009. The Goldman Sachs Employees’ Pension Plan (GS Pension Plan) was frozen November 27, 2004. No NEO has participated in our GS Pension Plan since November 30, 1995.

Name	Plan Name	Number of Years Credited Service (#) (a)	Present Value of Accumulated Benefit ($) (b)	Payments During Last Fiscal Year ($)
Lloyd C. Blankfein	GS Pension Plan	3	$22,883	—
Gary D. Cohn	GS Pension Plan	1	$4,237	—
David A. Viniar	GS Pension Plan	6	$44,449	—
J. Michael Evans	GS Pension Plan	1	$3,002	—
John S. Weinberg	GS Pension Plan	3	$20,314	—

(a)	Our U.S. employees, including each NEO, were credited for service for each year employed by us while eligible to participate in our GS Pension Plan.

(b)	Prior to being frozen, our GS Pension Plan provided an annual benefit equal to between 1 and 2% of the first $75,000 of the participant’s compensation for each year of credited service under the plan. The normal form of payment is a single life annuity for single participants and an actuarially equivalent 50% joint and survivor annuity for married participants. The present values shown in this column were determined using the following assumptions: payment of a single life annuity following retirement at normal retirement age (age 65); a 5.75% discount rate; and mortality estimates based on the RP-2000 white collar fully generational mortality table, with adjustments to reflect continued improvements in mortality. Our GS Pension Plan provides for early retirement benefits in some cases, and all of our NEOs are eligible for such early retirement benefits. For a discussion of other assumptions used for financial reporting purposes with respect to our GS Pension Plan, see Note 13 to our audited financial statements included in our 2009 Annual Report on Form 10-K.

For a description of our 401(k) Plan, our tax-qualified defined contribution plan, see Compensation Discussion and Analysis — Details of the Elements of Our NEOs’ Compensation — Qualified Retirement Benefits.

2009 Non-Qualified Deferred Compensation

The following table sets forth information with respect to (i) vested RSUs granted for services in prior fiscal years and for which the underlying shares of Common Stock had not yet been delivered as of the beginning of fiscal 2009, (ii) Discount RSUs that vested in fiscal 2009 and (iii) our NQDC Plan, which was terminated in December 2008.

The “Vested and Undelivered RSUs” generally were awarded for services in fiscal 2007, fiscal 2006 and fiscal 2005. RSUs generally are not transferable. The amounts shown as “Aggregate Earnings” reflect the change in market value of the underlying shares of Common Stock, as well as dividend equivalents earned, during the period. The amounts shown as “Aggregate Withdrawals/Distributions” reflect the value of shares of Common Stock underlying RSUs delivered, as well as dividend equivalents paid, during the period.

Prior to termination of our NQDC Plan, each participant, including each of our NEOs, was permitted to elect to defer up to $1 million of his or her fiscal year-end bonus for up to the later of (i) 10 years or (ii) six months after termination of his or her employment. Amounts deferred under our NQDC Plan generally are not forfeitable and were adjusted based on the performance of certain available “notional investments” selected by each participant. Distributions from our NQDC Plan to each of our NEOs will be made in lump sum cash payments and will commence no earlier than 2016. Our NEOs are not subject to U.S. federal income tax on amounts that they deferred or on any “notional investment” earnings until those amounts are distributed to them, and we do not take a tax deduction on these amounts until they are distributed. For accounting purposes, we recognized as a compensation expense the amounts deferred under these plans in the year in which they were deferred.

Name	Period	Plan or Award	Executive Contributions During Period	Registrant Contributions During Period	Aggregate Earnings in Period (a)	Aggregate Withdrawals/ Distributions (b)	Aggregate Balance at Period End (c)
Lloyd C. Blankfein	2009	Vested and Undelivered RSUs	—	—	$18,287,259	$6,568,485	$32,431,463
	Dec. 2008	Vested and Undelivered RSUs	—	—	$(818,450)	—	$20,588,630
	2009	NQDC Plan	—	—	$262,648	—	$1,431,141	(d)(e)
	Dec. 2008	NQDC Plan	—	—	$59,510	—	$1,168,493	(d)(e)
Gary D. Cohn	2009	Vested and Undelivered RSUs	—	—	$18,025,818	$7,933,255	$31,902,487
	Dec. 2008	Vested and Undelivered RSUs	—	—	$(862,068)	—	$21,685,864
	2009	NQDC Plan	—	—	$499,818	—	$2,650,159	(e)
	Dec. 2008	NQDC Plan	—	—	$53,300	—	$2,150,341	(e)
David A. Viniar	2009	Vested and Undelivered RSUs	—	—	$14,553,095	$4,112,938	$25,859,028
	Dec. 2008	Vested and Undelivered RSUs	—	—	$(608,008)	—	$15,294,812
	2009	NQDC Plan	—	—	$235,881	—	$1,739,418	(e)
	Dec. 2008	NQDC Plan	—	—	$31,813	—	$1,503,537	(e)
J. Michael Evans	2009	Vested and Undelivered RSUs	—	—	$1,662,363	$1,784,581	$2,894,931
	Dec. 2008	Vested and Undelivered RSUs	—	—	$(109,967)	—	$2,766,296
	2009	NQDC Plan	—	—	—	—	—
	Dec. 2008	NQDC Plan	—	—	—	—	—
John S. Weinberg	2009	Vested and Undelivered RSUs	—	—	$9,446,822	$3,783,902	$16,735,927
	2009	NQDC Plan	—	—	$525,131	—	$2,555,617	(e)

(a)	Aggregate earnings with respect to vested and undelivered RSUs include changes in the market value of the underlying shares of Common Stock during the period presented. In addition, each RSU includes a dividend equivalent right, pursuant to which the holder is entitled to receive an amount equal to any ordinary cash dividends paid to the holder of a share of Common Stock approximately when those dividends are paid to shareholders. Amounts paid on these RSUs during each period pursuant to dividend equivalent rights also are included for the period. The vested and undelivered RSUs included in these amounts and their delivery dates are as follows:

Vested and Undelivered RSUs	Delivery
2007 Year-End RSUs	January 2011
2007 Discount RSUs	January 2011
2006 Year-End RSUs	Delivered (January 2010)
2006 Discount RSUs*	Delivered (January 2010)
2005 Year-End RSUs (until January 13, 2009)	Delivered (January 2009)
2005 Discount RSUs (until January 13, 2009)**	Delivered (January 2009)

*	In the case of Mr. Evans only.
**	In the case of Messrs. Cohn, Evans and Weinberg only.

Shares of Common Stock underlying 2007 Year-End RSUs and 2007 Discount RSUs are subject to forfeiture if the NEO engages prior to delivery in conduct constituting “Cause” under our SIP. See Potential Payments Upon Termination or Change-in-Control for details on the meaning of “Cause” under our SIP. Delivery of shares underlying RSUs may be accelerated in certain limited circumstances (e.g., in the event that the holder of the RSU dies or leaves us to accept a governmental position where retention of the RSU would create a conflict of interest). See Potential Payments Upon Termination or Change-in-Control for treatment of the RSUs upon termination of employment.

With respect to our NQDC Plan, NEO account balances under our NQDC Plan were adjusted to reflect gains (or losses) based on the performance of certain “notional investments” (selected by each participant from various hedge funds and mutual funds available under the plan in fiscal 2009) to the same extent as if the NEO had actually invested in those funds.

(b)	Includes shares of Common Stock underlying 2005 Year-End RSUs granted on November 25, 2005 (in the case of Messrs. Cohn, Evans and Weinberg) and December 13, 2005 (in the case of Messrs. Blankfein and Viniar) and, in the case of Messrs. Cohn, Evans and Weinberg, 2005 Discount RSUs granted on December 13, 2005 that were delivered on January 13, 2009. Values were determined by multiplying the aggregate number of RSUs by $77.92, the closing price-per-share of Common Stock on the NYSE on the delivery date. Amounts paid on RSUs during each period pursuant to dividend equivalent rights also are included.

(c)	The vested and undelivered RSUs included in these amounts are 2007 Year-End RSUs, 2007 Discount RSUs, 2006 Year-End RSUs and 2006 Discount RSUs (in the case of Mr. Evans only). Values for RSUs were determined by multiplying the number of RSUs by $168.84, the closing price-per-share of Common Stock on the NYSE on December 31, 2009.

(d)	This amount also reflects a deferral of compensation of $1,000,000 previously reported as bonus in the fiscal 2005 Summary Compensation Table for participating executives who were NEOs in fiscal 2005.

(e)	This amount also reflects a deferral of compensation of $1,000,000 previously reported as bonus in the fiscal 2006 Summary Compensation Table for participating executives who were NEOs in fiscal 2006.

Potential Payments Upon Termination or Change-in-Control

Our NEOs do not have employment agreements that provide for severance payments or for payments upon a change-in-control. Our RPCP, our SIP and our retiree medical program may provide for potential payments to our NEOs in conjunction with a termination of employment. The amounts potentially payable to our NEOs under our pension plans, vested RSUs and our NQDC Plan are set forth under 2009 Pension Benefits and 2009 Non-Qualified Deferred Compensation above.

RPCP. Each of our NEOs participates in our RPCP. Under our RPCP, if a participant’s employment at Goldman Sachs terminates for any reason before the end of a “contract period” (generally a one-year period as defined in the RPCP), our Compensation Committee has the discretion to determine what, if any, bonus shall be provided to the participant for services provided in that year. There is no severance provided under our RPCP.

SIP and Retiree Medical Program. Set forth below is a calculation of the potential benefits to each of our NEOs assuming a termination of employment occurred on December 31, 2009. The narrative disclosure that follows the table provides important information and definitions regarding our specific payment terms and conditions.

Termination Reason	Name	Value of Unvested RSUs	Present Value of Premiums for Retiree Medical Program (e)	Total
Cause or Termination with Violation (a)	Lloyd C. Blankfein	$0	$0	$0
	Gary D. Cohn	$0	$0	$0
	David A. Viniar	$0	$0	$0
	J. Michael Evans	$0	$0	$0
	John S. Weinberg	$0	$0	$0
Termination without Violation (a)	Lloyd C. Blankfein	$0	$523,996	$523,996
	Gary D. Cohn	$0	$618,663	$618,663
	David A. Viniar	$0	$527,447	$527,447
	J. Michael Evans	$0	$661,527	$661,527
	John S. Weinberg	$0	$580,166	$580,166
Death (b), Change-in-Control, Extended Absence	Lloyd C. Blankfein	$275,716	$523,996	$799,712
or Conflicted Employment (c)	Gary D. Cohn	$275,716	$618,663	$894,379
	David A. Viniar	$275,716	$527,447	$803,163
	J. Michael Evans	$275,716	$661,527	$937,243
	John S. Weinberg	$275,716	$580,166	$855,882
Downsizing (d)	Lloyd C. Blankfein	$191,633	$523,996	$715,629
	Gary D. Cohn	$191,633	$618,663	$810,296
	David A. Viniar	$191,633	$527,447	$719,080
	J. Michael Evans	$191,633	$661,527	$853,160
	John S. Weinberg	$191,633	$580,166	$771,799

(a)	Except as discussed below, upon an NEO’s termination without Violation (as defined below), shares of Common Stock underlying RSUs (other than unvested Discount RSUs but including restricted stock) will continue to be delivered on schedule, and Options will continue to become exercisable on schedule and will remain exercisable for their full term, provided, for 2007 Year-End RSUs and 2007 Year-End Options, that the NEO does not become associated with a Competitive Enterprise (as defined below) within three years after the date of grant. If an NEO becomes associated with a Competitive Enterprise, the NEO will forfeit his or her benefits under our retiree medical program and, if this association occurs within three years after the date of grant, the NEO generally will forfeit 60% of his outstanding 2007 Year-End RSUs (which are vested and are not reflected in the table above) and 60% of his outstanding 2007 Year-End Options (which also are vested and not reflected in the table above). The occurrence of a Violation, including any event constituting Cause (as defined below), or the Solicitation (as defined below) of employees or clients of the firm, by an NEO prior to delivery (in the case of RSUs) or prior to exercise (in the case of Options) will result in forfeiture of all RSUs and Options, vested and unvested, and in some cases may result in the NEO having to repay amounts previously received. Upon an NEO’s termination (other than as a result of an Extended Absence or Downsizing), the transfer restrictions on all shares of Common Stock underlying Base RSUs granted under our DSP (Base Shares), which were delivered in January 2008 and are otherwise restricted until January 2011, will be removed.

(b)

In the event of an NEO’s death, any unvested Discount RSUs vest. Delivery of shares of Common Stock underlying RSUs is accelerated, Option exercisability is accelerated and Options remain exercisable for their full term. Any transfer restrictions on the underlying shares of Common Stock and on all Base Shares and shares from Option exercises are removed. For information on the vested RSUs held by the NEOs at fiscal year-end, see 2009 Outstanding Equity Awards at Fiscal Year-End, 2009 Option Exercises and Stock Vested and 2009 Non-Qualified Deferred Compensation above. These amounts do not reflect, in the case of death, the payment of a death benefit under our executive life insurance plan, which provides each NEO $4.5 million of term life insurance coverage through age 75.

(c)	If a Change in Control (as defined below) occurs, and within 18 months thereafter we terminate an NEO’s employment without Cause or if the NEO terminates his employment for good reason: (i) any unvested Discount RSUs vest; (ii) delivery of shares of Common Stock underlying RSUs is accelerated; and (iii) Option exercisability is accelerated and Options remain exercisable for their full term. In addition, any transfer restrictions on the underlying shares of Common Stock and on all Base Shares and shares from Option exercises are removed.

In the case of an Extended Absence (as defined below), all unvested Discount RSUs vest, shares of Common Stock underlying RSUs continue to deliver on schedule and Options continue to become exercisable on schedule and remain exercisable for their full term, provided the NEO does not become associated with a Competitive Enterprise prior to the original vesting date for Discount RSUs and within three years from the date of grant for 60% of the 2007 Year-End RSUs and 2007 Year-End Options.

A termination in which an NEO resigns from employment to accept a position that is deemed Conflicted Employment (as defined in clause (a) of that definition below) will result in accelerated vesting of any unvested Discount RSUs. In the case of a termination described in either clause (a) or (b) of that definition, the NEO will receive, at our sole discretion, (i) with respect to RSUs, either a cash payment or an accelerated delivery of the shares of Common Stock underlying such RSUs; (ii) with respect to Options, either a cash payment (in respect of cancellation of such Options) equal to the fair market value of the shares underlying the vested Options over the exercise price of such Options, acceleration of the exercisability of such Options and removal of all transfer restrictions on the underlying shares of Common Stock, or permission for the participant to transfer such vested Options to a third party for value; and (iii) removal of all transfer restrictions on Base Shares and shares from Option exercises.

(d)	In the event of a termination due to Downsizing (as described below), unvested Discount RSUs are subject to prorated vesting, shares of Common Stock underlying RSUs deliver on schedule, and Options become exercisable on schedule and remain exercisable for their full term. The NEO must execute a general waiver and release of claims and an agreement to pay any associated tax liability.

(e)	All PMDs with eight or more years of service as a PMD are eligible to receive healthcare and dental coverage under our retiree medical program for themselves and eligible dependents through the firm at a 75% subsidy. All of our NEOs are eligible for this coverage. The values shown in this column reflect the present value of the cost to us of the 75% subsidy, and were determined using the following assumptions: a 5.75% discount rate; mortality estimates based on the RP-2000 white collar fully generational mortality table, with adjustments to reflect continued improvements in mortality; estimates of future increases in healthcare costs of 8.1% for medical, 8.1% for pharmacy (ultimate medical and pharmacy inflation of 5%), and 5.25% for dental; and assumptions for subsequent eligibility for alternative pre-65 coverage, which would limit or eliminate coverage under our program (35% primary, 35% secondary and 30% no coverage).

As PMDs, our NEOs generally are subject to a policy of 90 days’ notice of termination of employment. We may require (or we may waive the requirement) that a NEO be inactive (i.e., on “garden leave”) during the notice period.

SIP Defined Terms

For purposes of our RSUs and Options, the above-referenced terms are defined in the applicable award agreements or our SIP as follows:

“Cause” means a participant in our SIP (a) is convicted in a criminal proceeding on certain misdemeanor charges, on a felony charge, or on an equivalent charge, (b) engages in employment disqualification conduct under applicable law, (c) willfully fails to perform his or her duties to Goldman Sachs, (d) violates any securities or commodities laws, rules or regulations or the rules and regulations of any relevant exchange or association of which we are a member, (e) violates any of our policies concerning hedging or pledging or confidential or proprietary information, or materially violates any other of our policies, (f) impairs, impugns, denigrates, disparages or negatively reflects upon our name, reputation or business interests or (g) engages in conduct detrimental to us.

“Change in Control” means the consummation of a business combination involving Goldman Sachs, unless immediately following the business combination either:

•

at least 50% of the total voting power of the surviving entity or its parent entity, if applicable, is represented by securities of Goldman Sachs that were outstanding immediately prior to the transaction (or by shares into which the securities of Goldman Sachs are converted in the transaction); or

•

at least 50% of the members of the board of directors of the surviving entity, or its parent entity, if applicable, following the transaction were, at the time of our Board’s approval of the execution of the initial agreement providing for the transaction, directors of Goldman Sachs on the date of grant of the RSUs and Options (including directors whose election or nomination was approved by two-thirds of the incumbent directors).

“Competitive Enterprise” means a business enterprise that (a) engages in any activity, (b) owns or controls a significant interest in or (c) is owned by, or a significant interest in which is owned or controlled by, any entity that engages in any activity, that, in any case, competes anywhere with any activity in which we are engaged.

“Conflicted Employment” occurs where (a) a participant resigns solely to accept employment at any U.S. federal, state or local government, any non-U.S. government, any supranational or international organization, any self-regulatory organization, or any agency or instrumentality of any such government or organization, or any other employer determined by our Compensation Committee, and as a result of such employment the participant’s continued holding of our equity awards would result in an actual or perceived conflict of interest, or (b) a participant terminates employment and then notifies us that he/she has accepted or intends to accept Conflicted Employment.

Whether employment is terminated by reason of “Downsizing” is determined solely by us.

“Extended Absence” is defined as the participant’s inability to perform for six continuous months, due to illness, injury or pregnancy-related complications, substantially all the essential duties of the participant’s occupation, as determined by our Compensation Committee.

“Solicitation” means any direct or indirect communication of any kind whatsoever, regardless of by whom initiated, inviting, advising, encouraging or requesting any person or entity, in any manner, to take or refrain from taking any action.

“Violation” includes any of the following:

•	Soliciting our clients or prospective clients to transact business with one of our competitors or to refrain from doing business with us, or interfering with any of our client relationships;

•	Failing to perform obligations under any agreement with us;

•	Bringing an action that results in a determination that the terms or conditions for the exercise of Options or the delivery of shares of Common Stock underlying RSUs are invalid;

•	Attempting to have a dispute under our SIP or the applicable award agreement resolved in a manner other than as provided for in our SIP or the applicable award agreement;

•	Any event constituting Cause;

•	Failing to certify compliance to us or otherwise failing to comply with the terms of our SIP or the applicable award agreement;

•

Hiring of any of our employees by a competitor, including hiring any of our employees that the participant worked with while employed by us or who, at any time during the year immediately preceding the participant’s termination of employment with us, worked in the same division as the participant or who is a Managing Director (Selected Firm Personnel) by a competitor of ours that the participant controls or otherwise forms or is a partner or has similar status, or that bears the participant’s name, or where the participant will have responsibility over such Selected Firm Personnel (Controlled Competitor), or hiring or identifying for potential hiring (or participating in any such activity) Selected Firm Personnel whether on behalf of the participant, a competitor of ours or any other person; or

•	Soliciting any of our employees by a competitor, or entering into a partnership or other similar arrangement with Selected Firm Personnel by a Controlled Competitor.

Non-Employee Director Compensation

Our Non-Employee Director compensation for services performed in fiscal 2009 was awarded on February 5, 2010 and consisted of:

•	a $75,000 annual retainer as 487 vested RSUs to each of our Non-Employee Directors, other than Mr. Schiro, who received a prorated retainer of $50,000 as 325 vested RSUs;

•	a $25,000 committee chair fee as 163 vested RSUs to each of our committee Chairs; and

•

an annual grant as either 10,000 vested Options or 1,250 vested RSUs and 5,000 vested Options, as per each Non-Employee Director’s prior election (with a prorated grant of 1,667 vested RSUs for Mr. Schiro).

The chart below indicates the elements and total value of the compensation each Non-Employee Director received in February 2010 for services performed in fiscal 2009:

Name	Annual Retainer	Committee Chair Fee	Annual Grant		Total Value (b)
			1,250 RSUs and 5,000 Options	10,000 Options
John H. Bryan	✓	✓		✓	$476,004
Claes Dahlbäck	✓		✓		$455,676
Stephen Friedman	✓	✓		✓	$476,004
William W. George	✓		✓		$455,676
Rajat K. Gupta*	✓			✓	$450,876
James A. Johnson	✓	✓		✓	$476,004
Lois D. Juliber	✓		✓		$455,676
Lakshmi N. Mittal	✓			✓	$450,876
James J. Schiro	✓(a)		✓(a)		$307,087
Ruth J. Simmons*	✓			✓	$450,876

*	Director not standing for re-election at our Annual Meeting.

(a)	Mr. Schiro became a director in May 2009 and received compensation prorated according to the number of months during which he served as a director in fiscal 2009.

(b)	The grant date fair value of RSUs granted on February 5, 2010 for services in fiscal 2009 in accordance with ASC 718. Grant date fair value is determined based on the closing price-per-share of Common Stock on the NYSE on the date of grant ($154.16).

The grant date fair value of Options granted on February 5, 2010 for services in fiscal 2009 in accordance with ASC 718. For fiscal 2009, all Non-Employee Directors except for Mr. Schiro received grants of Options on February 5, 2010 with an exercise price of $154.16, the closing price-per-share of Common Stock on the NYSE on that date. The amounts are based on the grant date fair value of $37.58. Fair value was estimated as of the grant date based on a Black-Scholes option pricing model. The primary inputs to the option valuation model were: 32.5% expected volatility; 1.6% risk-free interest rate; $1.40 annual dividend per share; and 3.75 year expected life. The values of Options given in this chart are hypothetical. The actual value, if any, that will be realized upon the exercise of an Option will depend upon the difference between the exercise price of the Option and the market price of Common Stock on the date that the Option is exercised.

The number of RSUs and Options comprising the annual grant for services performed in fiscal 2009 was reduced by our Board, upon the recommendation of our Corporate Governance and Nominating Committee, from the number granted for fiscal 2008.

The number of vested RSUs awarded for the Non-Employee Director $75,000 annual retainer (or, in the case of Mr. Schiro, $50,000 annual retainer) and, if applicable, $25,000 committee chair fee, was determined by dividing the dollar amount of such award by $154.16, the closing price-per-share of Common Stock on the NYSE on February 5, 2010, the date of grant.

RSUs granted to Non-Employee Directors for fiscal 2009 services are vested and provide for delivery of the underlying shares of Common Stock on the first eligible trading day in the third quarter of the year following the year of the Non-Employee Director’s retirement from our Board. Options granted to Non-Employee Directors for fiscal 2009 services are vested and have an exercise price of $154.16, the closing price-per-share of Common Stock on the NYSE on February 5, 2010, the date of grant. The Options expire in February 2014. One-third of the Options generally become exercisable in each of January 2011, January 2012 and January 2013, provided that all of the Options become exercisable on the date the Non-Employee Director ceases to be a member of our Board.

Non-Employee Directors receive no compensation other than for services as a director. Employee directors receive no director compensation.

The following table sets forth the fiscal 2009 compensation for our Non-Employee Directors as determined by SEC rules. Pursuant to SEC rules, as recently amended, this table does not include any amount for grants of stock awards or Option awards because no such awards were granted during fiscal 2009. Awards to our Non-Employee Directors for services performed in fiscal 2009 were granted in February 2010, as described above.

2009 Director Summary Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation (a)	Total
John H. Bryan	$0	$0	$0	$15,000	$15,000
Claes Dahlbäck	$0	$0	$0	$0	$0
Stephen Friedman	$0	$0	$0	$20,000	$20,000
William W. George	$0	$0	$0	$20,000	$20,000
Rajat K. Gupta*	$0	$0	$0	$0	$0
James A. Johnson	$0	$0	$0	$20,000	$20,000
Lois D. Juliber	$0	$0	$0	$20,000	$20,000
Lakshmi N. Mittal	$0	$0	$0	$0	$0
James J. Schiro	$0	$0	$0	$20,000	$20,000
Ruth J. Simmons*	$0	$0	$0	$20,000	$20,000

*	Director not standing for re-election at our Annual Meeting.

(a)	These values reflect the amounts being donated to charities on behalf of Non-Employee Directors in connection with requests by such directors as of March 8, 2010 under the Goldman Sachs employee matching gift program for 2009. Our Non-Employee Directors are permitted to participate in our employee matching gift program on the same terms as our non-PMD employees. Under the program for 2009, we matched gifts of up to $20,000 in the aggregate per participating individual.

The following table sets forth outstanding equity awards (all of which are vested) held by each Non-Employee Director as of March 8, 2010, including RSUs and Options granted for services performed in fiscal 2009 on February 5, 2010.

Name	Number of RSUs Outstanding	Number of Options Outstanding
John H. Bryan	23,353	38,100
Claes Dahlbäck	20,306	16,624
Stephen Friedman	13,566	10,000
William W. George	21,432	15,205
Rajat K. Gupta*	4,966	21,600
James A. Johnson	19,235	60,400
Lois D. Juliber	18,271	5,000
Lakshmi N. Mittal	2,414	10,000
James J. Schiro	1,992	0
Ruth J. Simmons*	27,386	18,000

*	Director not standing for re-election at our Annual Meeting.

Our Board, upon the recommendation of our Corporate Governance and Nominating Committee, has a policy on stock ownership that requires each Non-Employee Director to beneficially own at least 5,000 shares of Common Stock or vested RSUs within two years of becoming a director. All of our Non-Employee Directors are in compliance with this policy. In addition, all RSUs granted to a Non-Employee Director must be held for the director’s entire tenure on our Board, given that shares of Common Stock underlying these RSUs are not delivered until the third quarter of the year following the year in which the Non-Employee Director retires from our Board. For beneficial ownership information, including Common Stock ownership, see the Beneficial Ownership of Directors and Executive Officers table below.

Certain Relationships and Related Transactions

Certain of our directors and executive officers have brokerage accounts at our broker-dealer affiliates. Transactions in such accounts are offered on substantially the same terms as those offered to other similarly-situated clients who are neither directors nor employees.

We have established private investment funds (Employee Funds) to permit our employees to participate in our merchant banking, venture capital and other similar activities by investing in or alongside funds that we manage or sponsor for non-employee investors. Many of our employees, their spouses, related charitable foundations or entities owned or controlled by the employees have invested in these funds. In some cases, we have limited participation to our PMDs, including our executive officers. In certain of the Employee Funds, our directors and executive officers own in the aggregate more than 10% of the interests in the Funds. These funds generally do not require our PMDs or other employees to pay management fees and do not deduct overrides from fund distributions. Certain of the Employee Funds provide investors with an interest in the “overrides” we receive for managing the funds for non-employee investors (overrides). In addition, certain of our directors and executive officers from time to time may invest their personal funds in other funds that we have established and that we manage or sponsor, which investments are made on substantially the same terms and conditions as other similarly-situated investors in these funds who are neither directors nor employees.

Distributions from Employee Funds from the end of fiscal 2008 through the end of fiscal 2009 (other than for Employee Funds where distributions did not exceed $120,000) made to our fiscal 2009 executive officers (or persons or entities affiliated with them), consisting of profits and other income and return of capital (excluding overrides in Employee Funds available only to PMDs), were approximately, in the aggregate, as follows: Mr. Blankfein — $18.7 million; Mr. Cohn — $15.1 million; Mr. Viniar — $11.5 million; Mr. Evans — $11.9 million; John S. Weinberg (Vice Chairman) — $4.8 million; Michael S. Sherwood (Vice Chairman) — $9.8 million; Gregory K. Palm (General Counsel) — $15.1 million; Esta E. Stecher (General Counsel) — $4.4 million; Alan Cohen (Global Head of Compliance) — $432,000; and Jon Winkelried (our former President and Chief Operating Officer through March 2009) — $9.8 million. Distributions of overrides in Employee Funds available only to PMDs from the end of fiscal 2008 through the end of fiscal 2009 made to our fiscal 2009 executive officers (or persons or entities affiliated with them) were approximately, in the aggregate, as follows: Mr. Blankfein — $318,000; Mr. Cohn — $199,000; Mr. Viniar — $159,000; Mr. Evans — $79,000; Mr. Weinberg — $79,000; Mr. Palm — $318,000; Ms. Stecher — $64,000; Mr. Cohen — $4,000; and Mr. Winkelried — $79,000.

Affiliates of Goldman Sachs generally bear overhead and administrative expenses for, and may provide certain other services free of charge to, Employee Funds.

Mr. Dahlbäck is an advisor of, and has a direct or indirect interest, including an economic interest, in, certain funds in which funds managed by Goldman Sachs have invested. Mr. Dahlbäck serves as Chairman or member of the investment committees of certain funds managed by EQT, a private equity firm, and receives less than 1% of the total profits of each such fund in connection with his role. Mr. Dahlbäck also has a direct or indirect interest in each of these EQT funds, amounting to less than 1% of each such fund. Certain funds managed by one of our subsidiaries have an aggregate €18.7 million investment in one such EQT fund (which fund has total committed capital of approximately € 2.5 billion) and an aggregate €30 million investment in another such EQT fund (which fund has total committed capital of approximately €4.3 billion). In connection with these investments, from the end of fiscal 2008 through the end of fiscal 2009, the Goldman Sachs-managed funds made aggregate capital contributions of approximately €5.6 million, which included approximately €800,000 of management fees, to the EQT funds.

Mr. Mittal is the Chairman and Chief Executive Officer of ArcelorMittal and beneficially owns (directly and through family members) approximately 41% of the outstanding common shares of ArcelorMittal. We and our affiliates provide ordinary course financial advisory, lending, investment banking, trading and other financial services to ArcelorMittal and its affiliates, which are negotiated on an arm’s-length basis and contain customary terms and conditions, including as described below. Goldman Sachs participated in an approximately €17 billion ArcelorMittal credit facility, agreeing to lend up to €500 million, from December 2006 until the termination of our final commitment under the facility in November 2009. From the end of fiscal 2008 through the end of fiscal 2009, the largest loan outstanding by Goldman Sachs was approximately € 98 million, and ArcelorMittal paid interest to Goldman Sachs totaling approximately €1.5 million at an average rate of Euribor/Libor + 33.46 basis points with respect to a commitment under the facility that terminated in August 2009 and an average rate of Euribor/Libor + 34.43 basis points with respect to the commitment that terminated in November 2009. Since May 2008, Goldman Sachs has participated in an approximately $4 billion ArcelorMittal credit facility, agreeing to lend up to $166.75 million at an interest rate of between Euribor/Libor + 45 and + 90 basis points and up to $83.25 million at an interest rate of between Euribor/Libor + 35 and + 80 basis points. Goldman Sachs has not made a loan under this facility to date. Since April 2009, Goldman Sachs has participated in an approximately $3.25 billion ArcelorMittal credit facility, which has the effect, with respect to the participation of Goldman Sachs, of extending the maturity of part of Goldman Sachs’ existing commitment to lend under the $4 billion credit facility described above. In May 2009, Goldman Sachs acted as sole global coordinator and joint bookrunner in connection with offerings by ArcelorMittal of approximately $3.2 billion of common stock and approximately $800 million of convertible senior notes, and acted as a passive bookrunner in connection with an offering by ArcelorMittal of approximately $2 billion of senior notes.

A child of each of Mr. Blankfein, Ms. Stecher and Mr. Viniar, all of whom were non-executive employees of the firm during fiscal 2009, received compensation for fiscal 2009 of approximately $155,000, $200,000 and $225,000, respectively, part of which, with respect to the children of Ms. Stecher and Mr. Viniar, was paid in the form of equity-based compensation. A sibling of Mr. Winkelried who was a non-executive employee of the firm during fiscal 2009 received a base salary in fiscal 2009 of approximately $175,000. These amounts were determined in accordance with our standard compensation practices applicable to similarly-situated employees.

For information on transactions involving Goldman Sachs, on the one hand, and Berkshire Hathaway Inc. or BlackRock, Inc. on the other, see footnotes (b) and (c), respectively, under Beneficial Owners of More Than Five Percent.

Our Board has a written related person transactions policy pursuant to which transactions between us and any Non-Employee Director or executive officer, an immediate family member of a Non-Employee Director or executive officer, or a known 5% stockholder, in each case involving more than $120,000 and in which any related person had or will have a direct or indirect material interest, are submitted to our Corporate Governance and Nominating Committee (or, in some circumstances, to the Committee Chair) for approval. Certain transactions including compensation, ordinary course brokerage and other services and certain other ordinary course non-preferential transactions do not require specific approval or re-approval under the policy (although reporting of these transactions to the Committee is required). In determining whether to approve a related person transaction, the Committee and the Committee Chair will consider:

•	whether the transaction is fair and reasonable to us and on substantially the same terms as would apply if the other party were not a related person;

•	the business reasons for the transaction;

•	whether the transaction would impair the independence of a Non-Employee Director;

•

whether the transaction presents a conflict of interest, taking into account the size of the transaction, the financial position of the Non-Employee Director or executive officer, the nature of the Non-Employee Director’s or executive officer’s interest in the transaction and the ongoing nature of the transaction;

•	any disclosure or reputational issues; and

•	whether the transaction is material, taking into account the significance of the transaction to our investors in light of all the circumstances.

Executive Compensation Litigation

The following description is as of March 15, 2010:

On March 16, 2007, Goldman Sachs, our Board, and certain employees who were then our executive officers or members of our management committee were named as defendants in a purported shareholder derivative action in the U.S. District Court for the Eastern District of New York challenging the sufficiency of our firm’s February 21, 2007 Proxy Statement (2007 Proxy Statement) and the compensation of certain employees. The complaint generally alleges that the 2007 Proxy Statement undervalues Option awards disclosed therein, that the recipients received excessive awards because the proper methodology was not followed, and that our firm’s senior management received excessive compensation, constituting corporate waste. The complaint seeks, among other things, an injunction against the 2007 Annual Meeting of Shareholders, the voiding of any election of directors in the absence of an injunction and an equitable accounting for the allegedly excessive compensation. On July 20, 2007, defendants moved to dismiss the complaint, the motion was granted by an order dated December 18, 2008. The plaintiff appealed and on December 14, 2009, the appeals court entered an order affirming the dismissal. On March 15, 2010, the plaintiff filed a writ of certiorari with the U.S. Supreme Court seeking review of the appeals court’s decision.

On January 17, 2008, Goldman Sachs, our Board, and certain employees who were then our executive officers or members of our management committee were named as defendants in a related purported shareholder derivative action brought by the same plaintiff in the same court predicting that the firm’s March 7, 2008 Proxy Statement (2008 Proxy Statement) would violate the federal securities laws by undervaluing certain Option awards and alleging that senior management received excessive compensation for 2007. The complaint alleged, among other things, that Goldman Sachs’ use of a discount to reflect restrictions on the stock underlying the Option awards was improper. On January 25, 2008, the plaintiff moved for a preliminary injunction to prevent the 2008 Proxy Statement from using Option valuations that the plaintiff alleges are incorrect and to require the amendment of SEC Form 4s (Statement of Changes of Beneficial Ownership of Securities) filed by certain of the executive officers named in the complaint to reflect the Option valuations alleged by the plaintiff. The plaintiff’s motion for a preliminary injunction was denied by order dated February 14, 2008. The plaintiff appealed and twice moved to expedite the appeal, with the motions being denied by orders dated February 29, 2008 and April 3, 2008. On February 23, 2009, the appeals court entered an order dismissing the appeal as moot.

On February 13, 2009, the plaintiff filed an amended complaint naming the same defendants as the original complaint and purporting to assert direct, as well as derivative claims, based on similar allegations to the original complaint, including with respect to the alleged undervaluation of certain Option awards. The amended complaint also asserted that this Proxy Statement, which had not yet been issued, would contain the same alleged misrepresentations as the 2007 and 2008 Proxy Statements, although the amended complaint asserted no claims based on this Proxy Statement. A copy of the complaint is available at http://www.gs.com/litigation/amended-complaint.pdf. On April 6, 2009, defendants moved to dismiss the amended complaint. The motion is pending.

On March 24, 2009, the same plaintiff filed a purported shareholder derivative action in New York Supreme Court, New York County naming as defendants Goldman Sachs, certain current and former members of our Board, our executive officers and members of our management committee. The complaint purports to assert direct and derivative common law claims under Delaware state law based on similar allegations to the previous complaints, including with respect to the alleged undervaluation of certain Option awards. Among other relief, the complaint seeks to rescind all Options granted by the firm since December 1, 2005. A copy of the complaint is available at http://www.gs.com/litigation/complaint.pdf. On April 14, 2009, defendants who had been served removed the action to federal court. The action was then transferred to the same judge presiding over the plaintiff’s other actions. On April 23, 2009, defendants moved to dismiss the complaint and on July 10, 2009, the plaintiff moved to remand the case to state court. Both motions are pending.

On April 15, 2009, defendants moved to restrain plaintiff and his counsel from filing or prosecuting similar claims without permission of the judge presiding over the currently pending actions. Adjudication of the motion has been adjourned until after disposition of the defendants’ motion to dismiss plaintiff’s March 24, 2009 complaint and plaintiff’s motion to remand that complaint to state court, subject to plaintiff’s agreement not to further prosecute that action in any forum, or bring another related action until after adjudication of the injunction motion.

Report of our Audit Committee

The Audit Committee is comprised of nine of Goldman Sachs’ Non-Employee Directors and operates pursuant to a written charter that was amended and restated in January 2009 and is available on the Goldman Sachs website at http://www.gs.com/shareholders/corporate-governance/. During fiscal 2009, the Committee held twelve meetings, including five executive sessions and five private sessions with each of management, the independent auditors and the Director of Internal Audit. In addition, Mr. Friedman, the Chair of the Committee, met frequently with one or more of the following: the CFO, the General Counsels, the Director of Internal Audit, the Controller, the Global Head of Compliance and our independent auditors. The Committee’s primary purposes are to:

•	assist the Board in its oversight of:

°	the integrity of Goldman Sachs’ financial statements;

°	Goldman Sachs’ management of market, credit, liquidity and other financial and operational risks;

°	Goldman Sachs’ compliance with legal and regulatory requirements;

°	Goldman Sachs’ independent auditors’ qualifications, independence and performance;

°	the performance of Goldman Sachs’ internal audit function; and

°	Goldman Sachs’ internal control over financial reporting;

•

decide whether to appoint, retain or terminate Goldman Sachs’ independent auditors and to pre-approve all audit, audit-related, tax and other services, if any, to be provided by the independent auditors; and

•	prepare this Report.

The Committee also reviews and monitors the adequacy of structures, policies and procedures that have been developed to assure the integrity of research by Goldman Sachs’ investment research professionals.

The Board has determined, upon the recommendation of the Corporate Governance and Nominating Committee, that each member of the Committee is “independent” within the meaning of the rules of the NYSE and the SEC. The Board has also determined that each member is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE, and is an “audit committee financial expert” within the meaning of the rules of the SEC.

Management is responsible for the preparation, presentation and integrity of Goldman Sachs’ financial statements, for its accounting and financial reporting principles and for the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of Goldman Sachs’ financial statements and of its internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) (United States) and expressing an opinion as to the conformity of Goldman Sachs’ financial statements with generally accepted accounting principles and the effectiveness of its internal control over financial reporting. The independent auditors have free access to the Committee to discuss any matters they deem appropriate.

In performing its oversight role, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by PCAOB AU Section

No. 380, as currently in effect. The Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communication with the audit committee concerning independence and has discussed with the auditors the auditors’ independence. All non-audit services performed by the independent auditors are specifically pre-approved by the Committee or a member thereof.

During fiscal 2009, the Committee performed all of its duties and responsibilities under the Audit Committee’s charter. In addition, based on the reports and discussions described in this Report, the Committee recommended to the Board that the audited financial statements of Goldman Sachs for fiscal 2009 be included in the 2009 Annual Report on Form 10-K.

Audit Committee:

Stephen Friedman, Chair

John H. Bryan

Claes Dahlbäck

William W. George

Rajat K. Gupta

James A. Johnson

Lois D. Juliber

Lakshmi N. Mittal

James J. Schiro

Report of our Compensation Committee

The Compensation Committee is comprised of all of Goldman Sachs’ Non-Employee Directors and operates pursuant to a written charter that was amended and restated in March 2010, and is available on the Goldman Sachs website at http://www.gs.com/shareholders/corporate-governance/. During fiscal 2009, the Committee met six times and also held four meetings in early 2010 to discuss fiscal 2009 compensation. In addition, individual members of the Committee met multiple times with senior management during the year, and Mr. Johnson, the Chair of the Committee, met frequently with one or more of the chairs of Goldman Sachs’ internal compensation policy committee.

The Committee’s primary purposes are to:

•	determine and approve the compensation of the CEO and other executive officers;

•	approve, or make recommendations to the Board for it to approve, Goldman Sachs’ incentive compensation and equity-based plans;

•

assist the Board in its oversight of the development, implementation and effectiveness of Goldman Sachs’ policies and strategies relating to Goldman Sachs’ human capital management function, including, but not limited to, those policies and strategies regarding recruiting, retention, career development and progression, management succession (other than that within the purview of the Corporate Governance and Nominating Committee), diversity and employment practices; and

•	prepare this Report.

The Board determined, upon the recommendation of the Corporate Governance and Nominating Committee, that each member of the Committee is “independent” within the meaning of the rules of the NYSE. As required by the Compensation Committee’s charter, no member of the Committee receives, directly or indirectly, any consulting, advisory or other compensatory fees that would be prohibited under the SEC’s audit committee independence standards.

Pursuant to the Committee’s Consultant Policy, the Committee continued to retain Semler Brossy Consulting Group LLC (Semler Brossy), an independent compensation consultant, to provide services solely to the Committee and not to the firm.

The Compensation Committee monitors the performance, and regularly reviews the design and function, of Goldman Sachs’ compensation program. The Committee has the responsibility, as set forth in its charter, to take all actions that it deems necessary and appropriate to help ensure that Goldman Sachs’ incentive compensation programs are consistent with the safety and soundness of the firm. As part of this process, the Committee met with the firm’s Chief Risk Officer in December 2009 to discuss risks and the incentive compensation program. Semler Brossy also participated in this review.

During fiscal 2009, the Committee performed all of its duties and responsibilities under the Compensation Committee’s charter, including review of the Compensation Discussion and Analysis (CD&A), as prepared by management of Goldman Sachs, and discussion of the CD&A with management of Goldman Sachs. Semler Brossy also reviewed the CD&A. Based on the Committee’s review and discussions, the Committee recommended to the Board that the CD&A be included in this Proxy Statement.

In March 2010, the Compensation Committee recommended that the Board amend the Committee’s charter to update the Committee’s responsibilities set forth therein and the Board accepted this recommendation.

Compensation Committee:

James A. Johnson, Chair

John H. Bryan

Claes Dahlbäck

Stephen Friedman

William W. George

Rajat K. Gupta

Lois D. Juliber

Lakshmi N. Mittal

James J. Schiro

Ruth J. Simmons

Report of our Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is comprised of all of Goldman Sachs’ Non-Employee Directors and operates pursuant to a written charter that was amended and restated in January 2007, and is available on the Goldman Sachs website at http://www.gs.com/shareholders/corporate-governance/. During fiscal 2009, the Committee met seven times. In addition, Mr. Bryan, the Chair of the Committee, met frequently with one or more of the Secretary to the Board and General Counsels. The Committee’s primary purposes are to:

•

recommend individuals to the Board for nomination, election or appointment as members of the Board and its committees, consistent with the criteria set forth in Goldman Sachs’ Corporate Governance Guidelines;

•	oversee the evaluation of the performance of the Board and the CEO;

•	review and concur in the succession plans for the CEO and other members of senior management;

•

take a leadership role in shaping the corporate governance of Goldman Sachs, including developing, recommending to the Board and reviewing on an ongoing basis the corporate governance principles and practices that apply to Goldman Sachs;

•	review periodically the form and amounts of director compensation and make recommendations to the Board with respect thereto; and

•	prepare this Report.

The Committee recommended to the Board, and the Board determined, that each of the Non-Employee Directors is “independent” within the meaning of the rules of the NYSE and, in the case of Audit Committee members, the rules of both the NYSE and the SEC. In addition, the Committee recommended to the Board, and the Board determined, that none of the members of the Committee or the Compensation Committee received, directly or indirectly, any consulting, advisory or other compensatory fees that would be prohibited under the SEC’s audit committee independence standards.

The Committee continually considers corporate governance trends and best practices. As a result of these considerations, the Committee made recommendations to the Board for changes to the firm’s organizational documents in two areas:

•

In October 2009, in light of shareholder approval of a shareholder proposal at the 2009 Annual Meeting of Shareholders requesting that the Board take the steps necessary to eliminate the supermajority voting provisions from the firm’s certificate of incorporation and by-laws, the Board, upon the recommendation of the Committee, determined that removing the supermajority voting requirements from the firm’s organizational documents was in the best interests of the firm and its shareholders. See Item 4 below for the firm’s proposal relating to this change.

•

In December 2009, upon the recommendation of the Committee, the Board determined that a proposal to amend the firm’s organizational documents to permit holders of at least 25% of the firm’s outstanding shares of Common Stock to call special meetings should be submitted to shareholders at the Annual Meeting. In March 2010, the Board, upon the recommendation of the Committee, approved the specific changes to the firm’s Restated Certificate of Incorporation that would be submitted to shareholders at the Annual Meeting, and also approved amendments to its by-laws implementing the right of holders of at least 25% of the firm’s outstanding shares of Common Stock to call special meetings. See Item 5 below for the firm’s proposal relating to this change.

The Committee conducted an evaluation of its own performance as well as the performance of both the Board and the CEO during fiscal 2009, as is required annually by the Committee’s charter. In connection with its evaluation of the CEO, the Committee also reviewed both the long-term and emergency succession plans for the CEO. For a description of our executive succession program, see Executive Succession Planning.

The Committee also reviewed the form and amount of Non-Employee Director compensation and made a recommendation that Non-Employee Director compensation for future years be paid solely in equity or equity-based awards and that the number of RSUs and Options comprising the annual grant to be awarded to our Non-Employee Directors for fiscal 2009 compensation be reduced from the number granted for fiscal 2008, which recommendations were accepted by the Board. The Committee also made a recommendation that no options be granted for fiscal 2010 compensation, which recommendation was accepted by the Board.

The Committee reviewed and recommended to the Board (with Mr. Bryan and Mr. Friedman recusing themselves) that the Board should amend our Corporate Governance Guidelines to increase the director retirement age from 72 to 75 and to specify more clearly when a director turning the determined retirement age must tender his or her proposed retirement, which recommendations were accepted by the Board. As a result, a director must tender his or her proposed retirement no later than 3 months prior to the Annual Meeting of Shareholders that follows the director’s retirement age birthday. The director would then retire on the eve of such Annual Meeting unless the Board, upon the recommendation of the Committee, requests that the director continue to serve and the director agrees.

As part of its ongoing consideration of potential candidates for membership on the Board, the Committee became aware that Mr. Scott might be a potential candidate. After due consideration of his qualifications, in March 2010 the Committee recommended to the Board, and the Board approved, Mr. Scott’s nomination for election to the Board by our shareholders at the Annual Meeting. The Committee recommended that the Board determine, and the Board did determine, that Mr. Scott is “independent” within the meaning of the NYSE rules and under the SEC’s audit committee independence standards.

The Committee has also retained a professional search firm to identify director candidates. The search firm provides the Committee, for its review and consideration, with lists of potential candidates with background information. After consulting with the Committee, the firm may further screen and interview candidates as directed by the Committee to determine their qualifications and any potential conflicts of interest.

During fiscal 2009, the Committee performed all of its duties and responsibilities under the Corporate Governance and Nominating Committee’s charter.

Corporate Governance and Nominating Committee:

John H. Bryan, Chair

Claes Dahlbäck

Stephen Friedman

William W. George

Rajat K. Gupta

James A. Johnson

Lois D. Juliber

Lakshmi N. Mittal

James J. Schiro

Ruth J. Simmons

Beneficial Ownership of Directors and Executive Officers

The following table contains certain information, as of March 8, 2010, regarding beneficial ownership of Common Stock by each director or director nominee and each NEO as well as by all such directors, director nominees, NEOs and other executive officers as a group as of such date.

Number of Shares of Common Stock Beneficially Owned (a)(b)
Lloyd C. Blankfein (c)	3,370,058
Gary D. Cohn (c)	2,015,726
David A. Viniar (c)	1,927,432
J. Michael Evans (c)	1,537,603
John S. Weinberg (c)	1,708,670
John H. Bryan	64,506
Claes Dahlbäck	36,930
Stephen Friedman	122,166
William W. George	69,037
Rajat K. Gupta*	28,566
James A. Johnson	79,635
Lois D. Juliber	23,271
Lakshmi N. Mittal	17,414
James J. Schiro	2,992
H. Lee Scott, Jr.	5,000
Ruth J. Simmons*	45,386
All directors, director nominees, NEOs and other executive officers as a group (20 persons) (d)(e)	14,483,036

(a)	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the U.S. Securities Exchange Act of 1934, as amended (Exchange Act), pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of the date of determination. In light of the nature of vested RSUs and vested Options, we have also included in this table shares of Common Stock underlying vested RSUs and vested Options. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares which such person or persons has the right to acquire within 60 days (as well as the shares of Common Stock underlying vested RSUs and vested Options) are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

The shares of Common Stock underlying vested RSUs included in the table are as follows:

Mr. Blankfein	172,689
Mr. Cohn	171,044
Mr. Viniar	154,596
Mr. Evans	66,265
Mr. Weinberg	112,466
Mr. Bryan	23,353
Mr. Dahlbäck	20,306
Mr. Friedman	13,566
Mr. George	21,432
Mr. Gupta*	4,966
Mr. Johnson	19,235
Ms. Juliber	18,271
Mr. Mittal	2,414
Mr. Schiro	1,992
Dr. Simmons*	27,386
All directors, director nominees, NEOs and other executive officers as a group (20 persons)	1,072,025

The shares of Common Stock underlying vested Options included in the table are as follows:

Mr. Blankfein	1,159,231
Mr. Cohn	1,145,659
Mr. Viniar	776,825
Mr. Evans	817,123
Mr. Weinberg	580,849
Mr. Bryan	38,100
Mr. Dahlbäck	16,624
Mr. Friedman	10,000
Mr. George	15,205
Mr. Gupta*	21,600
Mr. Johnson	60,400
Ms. Juliber	5,000
Mr. Mittal	10,000
Dr. Simmons*	18,000
All directors, director nominees, NEOs and other executive officers as a group (20 persons)	6,324,697
*	Director not standing for re-election at our Annual Meeting.

(b)	Except as discussed in footnotes (c) and (d) below, all of our directors, director nominees, NEOs and other executive officers have sole voting power and sole dispositive power over all shares of Common Stock beneficially owned by them. No individual director, director nominee, NEO or other executive officer beneficially owned in excess of 1% of the outstanding Common Stock as of March 8, 2010. The group consisting of all directors, director nominees, NEOs and other executive officers as of March 8, 2010 beneficially owned approximately 2.7% of the outstanding shares of Common Stock (1.3% not including vested RSUs and vested Options) as of such date.

(c)	Excludes any shares of Common Stock subject to our Shareholders’ Agreement that are owned by other parties to our Shareholders’ Agreement. As of March 8, 2010, each of our NEOs was a party to our Shareholders’ Agreement and each of Messrs. Blankfein, Cohn and Viniar was a member of our Shareholders’ Committee; however, each such NEO disclaims beneficial ownership of the shares of Common Stock subject to our Shareholders’ Agreement, other than those specified above for each such person individually. See Voting Instructions and Information — How is voting affected by shareholders who participate in certain Goldman Sachs Partner Compensation plans? for a discussion of our Shareholders’ Agreement.

In the case of Mr. Evans, includes 88,694 shares of restricted stock, which generally become transferable in January 2011.

Includes shares of Common Stock beneficially owned by our NEOs indirectly through certain estate planning vehicles of our NEOs, through remainderman trusts, the sole beneficiaries of which are immediate family members of our NEOs, and through private charitable foundations of which our NEOs are trustees, as follows: Mr. Blankfein — 312,626 shares, Mr. Cohn — 175,397 shares, Mr. Viniar — 169,786 shares and Mr. Weinberg — 80,142 shares. Each such NEO shares voting power and dispositive power over these shares and disclaims beneficial ownership of the shares held in remainderman trusts and private charitable foundations.

(d)	Each current executive officer (including NEOs) is a party to our Shareholders’ Agreement and disclaims beneficial ownership of the shares of Common Stock subject to our Shareholders’ Agreement that are owned by other parties to our Shareholders’ Agreement.

Includes an aggregate of 346,257 shares of Common Stock beneficially owned by our executive officers (including NEOs) indirectly through certain estate planning vehicles of our executive officers, an aggregate of 335,371 shares of Common Stock beneficially owned by remainderman trusts, the sole beneficiaries of which are immediate family members of our executive officers (including NEOs), and an aggregate of 163,705 shares of Common Stock beneficially owned by the private charitable foundations of which certain of our executive officers (including NEOs) are trustees. Each such executive officer shares voting power and dispositive power over these shares and disclaims beneficial ownership of the shares held in remainderman trusts and private charitable foundations.

(e)	One of our executive officers, who is not an NEO, has pledged 400,000 shares of Common Stock to a bank as collateral.

Our Shareholders’ Agreement requires that each covered person (or, in certain cases, such person’s spouse or estate planning entities established by such persons) remain the sole beneficial owner of no fewer than 25% of the shares he or she has received under our SIP pursuant to awards granted from the time he or she became a covered person; and no fewer than 30% of the shares received under certain awards granted for service in fiscal 2009 (in each case, not including any shares received in connection with our initial public offering and less allowances for the payment of any option exercise price and taxes). Our Shareholders’ Committee can waive, and has waived (other than for our Senior Executives), these retention requirements from time to time in particular situations.

Each of our Senior Executives (or, in certain cases, such person’s spouse or estate planning entities established by such persons) is required by our Shareholders’ Agreement, for so long as he holds such position, to retain sole beneficial ownership of a number of shares of Common Stock equal to at least 75% of the shares he has received under our SIP since becoming a Senior Executive (not including any shares received in connection with Goldman Sachs’ initial public offering and less allowances for the payment of any option exercise price and taxes). All of our Senior Executives are in compliance with this requirement.

Messrs. Blankfein, Cohn and Viniar each have agreed that, with certain exceptions, until the earlier of October 1, 2011 and the date of redemption of all of our Series G Preferred Stock, whether or not he continues to be employed by us, (i) he will continue to satisfy the 75% retention requirement set forth in our Shareholders’ Agreement; and (ii) he, his spouse and any of their estate planning vehicles will not dispose of more than 10% of the aggregate number of shares of Common Stock that he, his spouse and any such estate planning vehicles beneficially owned on September 28, 2008.

See Compensation Discussion and Analysis — Equity Ownership Requirements for a discussion of these equity ownership requirements applicable to our NEOs.

Beneficial Owners of More Than Five Percent

Based on filings made under Section 13(d) and Section 13(g) of the Exchange Act, as of March 8, 2010, the only persons known by us to be beneficial owners of more than 5% of Common Stock were as follows:

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class
Parties to Shareholders’ Agreement c/o The Goldman Sachs Group, Inc. 200 West Street New York, New York 10282	40,681,566 (a)	7.4%

Berkshire Hathaway Inc. 1440 Kiewit Plaza Omaha, Nebraska 68131	43,478,260 (b)	7.6%

BlackRock, Inc. 40 East 52nd Street New York, New York 10022	31,900,932 (c)	6.1%

(a)	Each person who is a party to our Shareholders’ Agreement disclaims beneficial ownership of the shares subject to our Shareholders’ Agreement that are owned by any other party to the agreement. As of March 8, 2010, 17,894,642 of the outstanding shares of Common Stock that were held by parties to our Shareholders’ Agreement were subject to the voting provisions of our Shareholders’ Agreement. For a discussion of our Shareholders’ Agreement, see Voting Instructions and Information — How is voting affected by shareholders who participate in certain Goldman Sachs Partner Compensation plans?

(b)

This information has been derived from the Schedule 13G filed with the SEC on February 11, 2009 by Warren E. Buffett, Berkshire Hathaway Inc., OBH, Inc., National Indemnity Company, BH Finance, LLC, Blue Chip Stamps, Wesco Financial Corporation, Wesco Holdings Midwest, Inc., Wesco-Financial Insurance Company, GEICO Corporation, Government Employees Insurance Company, GEICO Indemnity Company, GEICO Casualty Company, General Re Corporation, General Reinsurance Corporation, General Star Indemnity Company, General Star National Insurance Company, Genesis Insurance Company and National

Reinsurance Corporation (collectively, the Berkshire Group). These shares are deemed to be beneficially owned by the Berkshire Group pursuant to Rule 13d-3(d)(1) under the Exchange Act because the Berkshire Group has the right to acquire, within 60 days, in the aggregate, up to 43,478,260 shares of Common Stock upon the exercise of warrants. We and our affiliates provide ordinary course financial advisory, lending, investment banking and other financial services to Berkshire Hathaway Inc. and its affiliates, and to third parties in transactions involving Berkshire Hathaway Inc. and its affiliates, and Berkshire Hathaway Inc. and its affiliates are investors from time to time in funds we manage or sponsor. These transactions are negotiated on an arm’s-length basis and contain customary terms and conditions.

(c)	This information has been derived from the Schedule 13G filed with the SEC on January 29, 2010 by BlackRock, Inc., which states that BlackRock, Inc. has sole voting and sole dispositive power over all 31,900,932 shares. We and our affiliates engage in ordinary course trading, brokerage, asset management or other transactions or arrangements with, and may provide ordinary course financial advisory, lending or other financial services to, BlackRock, Inc. and its affiliates or their clients. These transactions are negotiated on an arm’s-length basis and contain customary terms and conditions.

Item 2. Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2010 fiscal year. We are submitting the appointment of our independent registered public accounting firm for shareholder ratification at our Annual Meeting.

A representative of PricewaterhouseCoopers LLP is expected to be present at our Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

Our organizational documents do not require that our shareholders ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. We are doing so (as we have done in prior years) because we believe it is a matter of good corporate practice. If our shareholders do not ratify the appointment, our Audit Committee will reconsider whether to retain PricewaterhouseCoopers LLP, but still may retain them. Even if the appointment is ratified, our Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of our firm and our shareholders.

Our Audit Committee, or the Committee Chair as designated by the Committee, approves in advance all audit and any non-audit services rendered by PricewaterhouseCoopers LLP to us and our consolidated subsidiaries.

Fees Paid to Independent Registered Public Accounting Firm

The following table provides information about fees paid by us to PricewaterhouseCoopers LLP.

	2009 ($ in millions)	Percent of 2009 Services Approved by Audit Committee	2008 ($ in millions)	Percent of 2008 Services Approved by Audit Committee
Audit fees	$57.2	100%	$56.0	100%
Audit-related fees (a)	$3.9	100%	$4.1	100%
Tax fees (b)	$2.5	100%	$1.7	100%
All other fees	—	—	—	—

(a)	Audit-related fees include attest services not required by statute or regulation and employee benefit plan audits.

(b)	Tax fees include tax return preparation, tax advice relating to transactions, consultation on tax matters, and other tax planning and advice.

PricewaterhouseCoopers LLP also provides audit and tax services to certain merchant banking, asset management and similar funds managed by our subsidiaries. Fees paid to PricewaterhouseCoopers LLP by these funds for these services were $43.3 million in fiscal 2009 and $38.1 million in fiscal 2008.

Directors’ Recommendation

Our Board unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2010 fiscal year. Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR ratification of the appointment.

Item 3. An Advisory Vote On Executive Compensation Matters

Our Board recognizes the fundamental interest our investors have in executive compensation and has determined that it would be beneficial to give our shareholders the opportunity to vote on an advisory resolution regarding executive compensation matters of our firm. This resolution gives shareholders the opportunity to cast an advisory vote on our compensation principles and the fiscal 2009 compensation of our NEOs, as disclosed in the 2009 Summary Compensation Table and accompanying narrative in this Proxy Statement, including the Compensation Discussion and Analysis.

As this is an advisory vote, the result will not be binding on our Board, although our Compensation Committee will consider the outcome of the vote when evaluating the effectiveness of our compensation principles and practices. We believe our firm benefits from constructive dialogue with our shareholders on these important matters, and while we continue to reach out to our shareholders on these and other issues, we also encourage our shareholders to contact us. Shareholders who wish to communicate with our Non-Employee Directors should refer to Policies on Reporting of Concerns Regarding Accounting and Other Matters and on Communicating with Non-Employee Directors in this Proxy Statement for additional information on how to do so.

Shareholders are being asked to vote on the following resolution:

RESOLVED, that the holders of Common Stock approve the Compensation Principles discussed in Compensation Discussion and Analysis and set forth in Annex A to this Proxy Statement and the compensation of our NEOs as disclosed in the 2009 Summary Compensation Table of this Proxy Statement and the accompanying narrative, including Compensation Discussion and Analysis.

Our Compensation Principles are described in Compensation Discussion and Analysis, and the complete text of our Principles is set forth in Annex A to this Proxy Statement and is also available on our website at http://www.gs.com/shareholders/.

Directors’ Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RESOLUTION APPROVING THESE EXECUTIVE COMPENSATION MATTERS.

Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the resolution.

Item 4. Approval of Amendments to our Restated Certificate of Incorporation to Eliminate Supermajority Voting

At our 2009 Annual Meeting of Shareholders, holders of a majority of the outstanding shares of Common Stock approved a shareholder proposal requesting our Board to take the steps necessary to eliminate the supermajority voting provisions from our Restated Certificate of Incorporation and our by-laws.

Our Board carefully considered the views of our shareholders who voted for this shareholder proposal and evaluated how our corporate governance practices would be affected if supermajority voting requirements were removed from our Restated Certificate of Incorporation. After due consideration, and upon the recommendation of our Corporate Governance and Nominating Committee, our Board determined that removing the supermajority voting requirements in our Restated Certificate of Incorporation is in the best interests of our firm and our shareholders. Our Board amended our by-laws in October 2009 to reflect this determination; see Report of our Corporate Governance and Nominating Committee above.

Currently, our Restated Certificate of Incorporation requires the affirmative vote of 80% of the voting power of all outstanding shares of Common Stock in order to (i) approve the adoption, amendment or repeal of a by-law by action of our shareholders, (ii) remove a director, with or without cause, and (iii) amend specified provisions of our Restated Certificate of Incorporation. Our Board has unanimously approved, and recommends that our shareholders approve, the amendment and restatement of our current Restated Certificate of Incorporation to eliminate these 80% vote requirements, as follows:

•

The third paragraph of Article SIXTH would be revised to provide that no adoption, amendment or repeal of a by-law by action of shareholders will be effective unless approved by the affirmative vote of not less than a majority of shares present in person or represented by proxy at the meeting and entitled to vote on such matter, with all shares of Common Stock and other stock entitled to vote on such matter considered for this purpose as a single class. Votes cast FOR or AGAINST and ABSTENTIONS with respect to such matter would be counted as shares entitled to vote on such matter, while broker non-votes would not be counted as shares entitled to vote on such matter.

•

The second paragraph of Article EIGHTH would be deleted in its entirety. This paragraph currently requires the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of stock to remove a director, with or without cause. Upon the deletion of this provision, removal of directors by action of shareholders would be governed by the requirements of the Delaware General Corporation Law, which provides that directors may be removed by the holders of a majority of the shares then entitled to vote at an election of directors.

•

Article ELEVENTH would be deleted in its entirety. This Article currently requires the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of stock to approve an amendment to any provision of Articles SIXTH, NINTH, TENTH, ELEVENTH or TWELFTH or of the second paragraph of Article EIGHTH of our Restated Certificate of Incorporation. Upon the deletion of this provision, an amendment to the specified provisions would be governed by the requirements of the Delaware General Corporation Law, which requires that amendments to a company’s certificate of incorporation be approved by a majority of the outstanding stock entitled to vote thereon.

A copy of a portion of our Restated Certificate of Incorporation, which shows the changes that would result from the proposed amendments, is attached to this Proxy Statement as Annex B, with deletions indicated by strikeouts and additions indicated by double underlining.

Approval of the amendments to our Restated Certificate of Incorporation proposed under this Item 4 requires the affirmative vote of at least 80% of the voting power of all outstanding shares of Common Stock. This 80% vote is required because the provisions to be amended currently require this threshold for approval; no 80% vote would be required for any future amendments if the proposed amendments are approved at this Annual Meeting. If the amendments to our Restated Certificate of Incorporation are approved, then they will become effective upon filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which filing would be made promptly after this Annual Meeting.

Directors’ Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENTS TO OUR RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING.

Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the management proposal.

Item 5.	Approval of an Amendment to our Restated Certificate of Incorporation to Permit Holders of 25% of our Outstanding Shares of Common Stock to Call Special Meetings

After due consideration, and upon the recommendation of our Corporate Governance and Nominating Committee, our Board has determined that it is consistent with best corporate governance practices and in the best interests of our shareholders to amend our Restated Certificate of Incorporation and our by-laws to permit holders of 25% of our outstanding shares of Common Stock to call special meetings.

Article SIXTH of our Restated Certificate of Incorporation currently provides as follows: “Special meetings of stockholders of the Corporation may be called at any time by, but only by, the board of directors of the Corporation, to be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.” Our Board has unanimously approved, and recommends that our shareholders approve, the amendment and restatement of our current Restated Certificate of Incorporation to permit 25% of the outstanding voting power of Goldman Sachs to require the Secretary to call a special meeting, to the extent required by our by-laws (which also would be amended and restated, as described below). The 25% voting power standard will be calculated and determined in accordance with our by-laws. Our by-law amendments approved by our Board would determine voting power by reference to record ownership.

In addition, our by-law amendments would establish the procedures by which shareholders may require the Secretary to call a special meeting. The amended by-laws would impose certain procedural requirements on shareholders requesting such a meeting (including the provision of the same information required for shareholder proposals at annual meetings under our advance notice by-law provisions). The amendments would also impose qualifications designed to prevent duplicative and unnecessary meetings by eliminating proposals that:

•	are not proper subjects for shareholder action under applicable law;

•	are received during the period beginning 90 days prior to the anniversary of the prior annual meeting of shareholders and ending on the date of the next annual meeting of shareholders;

•	are substantially similar to another item, other than the election of directors, that was presented at a meeting of shareholders held within the prior 12 months; or

•

are substantially similar to another item that is included in our notice as an item of business to be brought before a shareholder meeting that has been called but not yet held or that is called for a date within 90 days of the receipt of the request.

Our by-law amendments would provide that a special meeting must be called within 90 calendar days after the receipt by Goldman Sachs of valid requests by holders of the requisite number of shares.

Our by-law amendments have been approved by our Board, but are conditioned upon, and would take effect concurrently with, the effectiveness of the related amendments to the Restated Certificate of Incorporation pursuant to this Item 5.

A copy of a portion of our Restated Certificate of Incorporation, which shows the changes that would result from the proposed amendment, is attached to this Proxy Statement as Annex C, with deletions indicated by strikeouts and additions indicated by double underlining. A copy of the amendments to our by-laws that would take effect upon approval by shareholders of the amendment to our Restated Certificate of Incorporation described in this Item 5, is attached to this Proxy Statement as Annex D, with deletions indicated by strikeouts and additions indicated by double underlining.

Approval of the amendment to our Restated Certificate of Incorporation proposed under this Item 5 requires the affirmative vote of at least 80% of the voting power of all outstanding shares of Common Stock. This 80% vote is required because the provisions to be amended currently require this threshold for approval; no 80% vote would be required for any future amendments if the proposed amendments set forth in Item 4 above are approved. If the amendment to our Restated Certificate of Incorporation is approved, then it will become effective upon filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which filing would be made promptly after this Annual Meeting. If this Item 5 is not approved, neither the proposed amendment to our Restated Certificate of Incorporation nor the related amendments to our by-laws will take effect.

Directors’ Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO PERMIT HOLDERS OF 25% OF OUR OUTSTANDING SHARES OF COMMON STOCK TO CALL A SPECIAL MEETING.

Unless a contrary choice is specified, proxies solicited by our Board will be voted FOR the management proposal.

Item 6. Shareholder Proposal Regarding Cumulative Voting

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which we and our Board accept no responsibility. The shareholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote AGAINST the shareholder proposal.

Mrs. Evelyn Y. Davis, Watergate Office Building, Suite 215, 2600 Virginia Avenue, N.W., Washington, D.C. 20037, record owner of 200 shares of Common Stock, is the proponent of the following shareholder proposal. Mrs. Davis has advised us that she intends to present the proposal and related supporting statement at our Annual Meeting.

RESOLVED: “That the stockholders of Goldman Sachs, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit.”

REASONS: “Many states have mandatory cumulative voting, so do National Banks.”

“Last year the owners of 97,057,123 shares representing approximately 28.8% of shares voting, voted FOR this proposal.”

“In addition, many corporations have adopted cumulative voting.”

“If you AGREE, please mark your proxy FOR this resolution.”

Directors’ Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

Our Board believes that cumulative voting is not in the best interests of Goldman Sachs or our shareholders. The same proponent presented an identical proposal at our 2009 Annual Meeting of Shareholders, and the proposal was voted AGAINST by over 70% of votes cast.

Goldman Sachs, like most other major corporations, provides shareholders with one vote per share for each board seat up for election. Our by-laws provide for majority voting for directors in uncontested elections, whereby a majority of the votes cast for or against the election of a director nominee must be voted for the director nominee in order for that director nominee to be elected. Our Board believes that this approach is most likely to produce a board that will represent the interests of all our shareholders, rather than the interests of any particular group, since each director will have been elected by a majority of the voted shares.

Our Board believes that cumulative voting is fundamentally inconsistent with majority voting in that it could lead to a director being elected without the support of a majority of shareholders. In particular, cumulative voting may allow a minority shareholder or group of shareholders to elect one or more directors, potentially in an effort to advance the minority shareholder’s special interests. For example, for a company with an 11-member board, a shareholder or group of shareholders holding just 9% of our shares would be able to single-handedly elect a director by cumulating votes in favor of that director. A director elected by a particular minority shareholder or group could face a conflict between the fiduciary duty owed to shareholders as a whole and the allegiance the director will likely feel to the particular shareholder or group that elected him or her, particularly if the director has an affiliation with that shareholder or group. This could lead to factionalism and discord within our Board and undermine its ability to work effectively. Under Delaware law, every member of our Board is obligated to represent all shareholders fairly and equally, and our current system of voting for directors encourages each director’s sense of responsibility toward all our shareholders, without special commitments or loyalties to any one shareholder or group of shareholders.

Our Board unanimously recommends a vote AGAINST the shareholder proposal. Unless a contrary choice is specified, proxies solicited by our Board will be voted AGAINST the shareholder proposal.

Item 7. Shareholder Proposal Regarding Collateral in Over-the-Counter Derivatives Trading

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which we and our Board accept no responsibility. The shareholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote AGAINST the shareholder proposal.

The Maryknoll Sisters of St. Dominic, Inc., P.O. Box 311, Maryknoll, New York 10545-0311, beneficial owner of 100 shares of Common Stock, is the proponent of the following shareholder proposal. The Maryknoll Sisters of St. Dominic, Inc. have advised us that their representative will present the proposal and related supporting statement at our Annual Meeting. Missionary Oblates of Mary Immaculate is a co-filer of this proposal. The address and number of shares owned by the co-filer is available promptly upon written or oral request to us.

Collateral in Over-the Counter Derivatives Trading

Whereas the recent financial crisis has resulted in the destruction of trillions of dollars of wealth and untold suffering and hardship across the world;

Whereas taxpayers in the United States have been forced to extend hundreds of billions of dollars in assistance and guarantees to financial institutions and corporations over the past 18 months;

Whereas leading up to the financial crisis, assets of the largest financial institutions were leveraged at the rate of over 30 to 1;

Whereas very high degrees of leverage in derivatives transactions contributed to the timing and severity of the financial crisis;

Whereas concerns have arisen about the practice of rehypothecation: the ability of derivatives dealers to redeploy cash collateral that gets posted by one of its trading partners. “In the Lehman Brothers bankruptcy, one of the big unresolved issues is tracking down collateral Lehman took in as guarantees on derivatives trades and then used as collateral for its own transactions.” (Matthew Goldstein, Reuter’s blog, August 27, 2009)

Whereas the financial system was brought to the brink of collapse by the absence of a system and structure to monitor counterparty risk;

Whereas numerous experts and the U.S. Treasury Department have called for the appropriate capitalization and collateralization of derivative transactions;

Whereas Nobel economist Robert Engel wrote that “inadequately capitalized positions might still build up in derivatives such as collateralized debt obligations and collateralized loan obligations that continue to trade in opaque OTC markets. And this means continued systemic risk to the economy.” (Wall St. Journal, May 19, 2009)

Whereas multilateral trading at derivatives exchanges or comparable trading facilities allows a wider variety of users, including non-financial businesses, to enter into trades at better prices and reduced costs

Be it resolved that the Board of Directors report to shareholders (at reasonable cost and omitting proprietary information) by December 1, 2010, the firm’s policy concerning the use of initial and variance margin (collateral) on all over the counter derivatives trades and its procedures to ensure that the collateral is maintained in segregated accounts and is not rehypothecated;

Supporting Statement

The proponents are concerned about the long-term consequences of irresponsible risk in investment products and have expressed these concerns to the company. We applaud the steps that have been implemented to establish a clearinghouse for over the counter derivatives. We believe that the report requested in this proposal will offer information needed to adequately assess our company’s sustainability and overall risk, in order to avoid future financial crises.

Directors’ Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

Our Board recognizes the importance of improving the functioning and transparency of the over-the-counter (OTC) derivatives market, including the use and treatment of collateral. Goldman Sachs has been and will continue to be an active participant in industry and regulatory efforts to effect this improvement. However, our Board believes that adopting this proposal will not advance these efforts. As with any marketplace, effective reform within the OTC derivatives market requires broad participation of all major participants. Issues within the OTC derivatives market must be addressed, and are being addressed, on an industry-wide basis with appropriate regulatory and market structural changes.

Industry participants, including Goldman Sachs, have been actively working to implement market-wide solutions to increase transparency and standardization in the OTC derivatives market. Our broker-dealer subsidiary, Goldman, Sachs & Co., is one of 26 signatories to a letter sent by industry participants to their primary regulators in March 2010, outlining several commitments designed to bring greater transparency and standardization to the OTC derivatives markets, to implement collateral management best practices and to further expand the use of central clearing in the credit and interest rate derivatives markets.

The use of collateral for derivative instruments is one component of our firmwide risk management strategy, for which we have complex and detailed policies that could not meaningfully be reduced to a single “policy” regarding collateral as requested by this proposal. Furthermore, effective collateral arrangements are often customized to address the unique characteristics of a counterparty, product, or transaction terms. In addition, our annual and quarterly reports to the SEC already provide detailed information on our OTC derivatives activity and exposures and our risk management practices. These disclosures include tables setting out the fair values of our OTC derivative assets and liabilities by product type and by duration or maturity, as well as our OTC derivative credit exposure by credit rating, both before and after consideration of the effect of collateral and netting agreements. Our SEC periodic reports also contain a detailed discussion of how we value OTC derivatives for financial reporting purposes, and how collateral factors into our assessments of liquidity risk and credit risk.

For the reasons described above, our Board believes the requested report would not provide useful information to our shareholders and would not be a worthwhile use of our firm’s resources.

Our Board unanimously recommends a vote AGAINST the shareholder proposal. Unless a contrary choice is specified, proxies solicited by our Board will be voted AGAINST the shareholder proposal.

Item 8. Shareholder Proposal Regarding Separate Chair & CEO

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which we and our Board accept no responsibility. The shareholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote AGAINST the shareholder proposal.

Christian Brothers Investment Services, Inc., 90 Park Avenue, 29th Floor, New York, New York 10016-1301, beneficial owner of 59,517 shares of Common Stock, is the proponent of the following shareholder proposal. Christian Brothers Investment Services, Inc. has advised us that its representative will present the proposal and related supporting statement at our Annual Meeting. The Needmor Fund is a co-filer of this proposal. The address and number of shares owned by the co-filer are available promptly upon written or oral request to us.

RESOLVED: The shareholders request the Board of Directors to adopt as policy, and amend the bylaws as necessary, to require the Chair of the Board of Directors to be an independent member of the Board. This policy should be phased in for the next CEO transition. The policy should also specify (a) how to select a new independent Chair if a current Chair ceases to be independent during the time between annual meetings of shareholders; and, (b) that compliance with the policy is excused if no independent director is available and willing to serve as Chair.

Supporting Statement

We believe:

•	The role of the CEO and management is to run the company.

•	The role of the Board of Directors is to provide independent oversight of management and the CEO.

•	There is a potential conflict of interest for a CEO to be her/his own overseer while managing the business.

Numerous institutional investors recommend separation. For example, California’s Retirement System CalPERS’ Principles & Guidelines encourage separation, even with a lead director in place.

In 2009, Yale University’s Millstein Center for Corporate Governance and Performance published a Policy Briefing paper “Chairing the Board,” arguing the case for a separate, independent Board Chair.

The report was prepared in conjunction with the “Chairmen’s Forum” composed of a group of Directors. “A separate CEO and Chairman should improve corporate performance and lead to more competitive compensation practices,” said Gary Wilson, former Chair at Northwest Airlines, a Yahoo Director and a member of the Forum.

The report stated that chairing and overseeing the Board is a time intensive responsibility and that a separate Chair leaves the CEO free to manage the Company and build effective business strategies.

An independent Chair also avoids conflicts of interest and improves oversight of risk. Any conflict in this role is reduced by clearly spelling out the different responsibilities of the Chair and CEO.

Many companies have independent Chairs; by 2008 close to 39% of the S&P 500 companies had boards that were not chaired by their chief executive. An independent Chair is the prevailing practice in the United Kingdom and many international markets.

Shareholder resolutions urging separation of CEO and Chair averaged 36.7% support in 2009 at 30 companies, an indication of strong and growing investor support.

Companies are recognizing increasingly that separating the Chair of the Board and Chief Executive Officer (CEO) is a sound corporate governance practice. An independent Chair and vigorous Board can improve focus on important ethical and governance matters, strengthen accountability to shareowners and help forge long-term business strategies that best serve the interests of shareholders, consumers and the company.

We urge a vote FOR this resolution. An independent Chair can enhance investor confidence in our Company and strengthen the integrity of the Board.

In consideration of the potential disruption of an immediate change, we are not seeking to replace our present CEO as Chair. To foster a simple transition, we are requesting that this policy be phased in and implemented when the next CEO is chosen in the future. When a Board declares their support for this future governance reform, the Board and prospective CEO both will be aware of this change in expectation.

Directors’ Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

As discussed above under Item 1. Election of Directors, our Board does not have a policy on whether the role of Board Chairman and CEO should be separate or combined. Instead, our Board selects our Chairman and the CEO by considering the best interests of Goldman Sachs. After careful consideration, our Board has concluded at this time that the adoption of a policy mandating an independent Chairman would not be in the best interests of Goldman Sachs or our shareholders.

Our Board believes that the most effective leadership model for our firm at this time is to have the roles of CEO and Chairman combined. As described more fully under Item 1. Election of Directors, this structure helps to ensure clarity regarding leadership of the firm, allows the firm to speak with one voice and provides for efficient coordination of Board action, particularly in times of market turmoil or crisis. The combination of the Chairman’s ability to call and set the agenda for Board meetings with the CEO’s intimate knowledge of our business, including our risk management framework, provides the best structure for the efficient operation of our Board process and effective leadership of our Board overall. This structure avoids potential confusion as to leadership roles and duplication of efforts that can result from the roles being separated, especially in complex firms like ours where the information necessary to make critical decisions is often in flux. It also assists our CEO in managing our firm and dealing with third parties more effectively on a day-to-day basis.

Our Board, when appropriate, assesses and deliberates the merits of this structure. However, our Board does not believe that Goldman Sachs should adopt a policy limiting our Board’s flexibility in determining the appropriate structure. The members of our Board have the best information to evaluate how the capabilities of Goldman Sachs’ directors and senior management can be most effectively structured to meet our needs.

Goldman Sachs has an effective governance framework and sound governance practices in place to ensure the independence of its Board, address conflicts of interest and prevent improper influence of our Board by senior management. Our Board, both directly and through our Corporate Governance and Nominating Committee, has put in place several measures to help ensure strong oversight by our Non-Employee Directors, including the designation of the Chair of our Corporate Governance and Nominating Committee as our Board’s “Presiding Director.” As described more fully under Item 1. Election of Directors, in addition to presiding at the executive sessions of the Non-Employee Directors, the Presiding Director’s duties include, among other things, advising the Chairman and CEO of decisions reached, and suggestions made, at executive sessions, presiding at each Board meeting at which the Chairman is not present, reviewing the agenda, schedule and materials for each Board and Board committee meeting and executive session, and facilitating communication between the Non-Employee Directors and the Chairman and CEO. Our Board will continue to monitor, as appropriate, whether the responsibilities of our Presiding Director should be enhanced or modified to improve the effectiveness of our corporate governance practices.

Our Board unanimously recommends a vote AGAINST the shareholder proposal. Unless a contrary choice is specified, proxies solicited by our Board will be voted AGAINST the shareholder proposal.

Item 9. Shareholder Proposal Regarding a Report on Political Contributions

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which we and our Board accept no responsibility. The shareholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote AGAINST the shareholder proposal.

Domini Social Investments (Domini), the manager of Domini Social Equity Fund, which is the beneficial owner of 64,000 shares of Common Stock, is the proponent of the following shareholder proposal. Proponent has advised us that a representative will present the proposal and related supporting statement at our Annual Meeting.

Resolved, that the shareholders of Goldman Sachs (“Company”) hereby request that the Company provide a report, updated semi-annually, disclosing:

Monetary and non-monetary political contributions and expenditures not deductible under section 162(e)(1)(B) of the Internal Revenue Code, including but not limited to any portion of any dues or similar payments made to any tax exempt organization that is used for an expenditure or contribution if made directly by the corporation would not be deductible under section 162(e)(1)(B) of the Internal Revenue Code.

The report shall include an accounting through an itemized report that includes the identity of the recipient as well as the amount paid to each recipient of the Company’s funds that are used for political contributions or expenditures as described above.

The report shall be posted on the company’s website to reduce costs to shareholders.

Supporting Statement

As long-term shareholders of Goldman Sachs, we support transparency and accountability in corporate spending on political activities. These activities include direct and indirect political contributions to candidates, political parties or political organizations; independent expenditures; or electioneering communications on behalf of a federal, state or local candidate.

Disclosure is consistent with sound public policy, in the best interest of the company and its shareholders, and critical for compliance with recent federal ethics legislation. Absent a system of accountability, company assets can be used for policy objectives that may be inimical to the long-term interests of the company and its shareholders, and may pose risks to both.

Goldman Sachs adopted a policy that it will not make corporate political contributions, including to so-called 527 organizations. However, the Company does not disclose its political spending through trade associations and other tax-exempt groups.

The Company’s payments to trade associations used for political activities are undisclosed and unknown. In many cases, even management does not know how trade associations use their company’s money politically. The proposal asks the Company to disclose all of its political contributions, including payments to trade associations and other tax exempt organizations. This would bring our Company in line with a growing number of leading companies, including 44 members of the S&P 100 including Hewlett-Packard, American Express and American Electric Power, that support political disclosure and accountability and present this information on their websites.

The Company’s Board and its shareholders need complete disclosure to be able to fully evaluate the political use of corporate assets. Thus, we urge your support for this critical governance reform.

Directors’ Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

We do not use corporate funds or assets to make U.S. political contributions, including contributions to political action committees and other Section 527 entities, as described further in our Statement on Political Activities in the United States, available on our website at http://www.gs.com/shareholders/. Accordingly, our Board does not believe that the proposed report would provide any meaningful information to shareholders.

We maintain one federal and one state political action committee (PACs), but these PACs are funded solely on a voluntary basis by our employees. The PACs are registered with the applicable federal or state election commissions, with all political contributions accepted or made by the PACs reported to, and published by, the applicable commission. Corporate funds are not contributed to the PACs.

We maintain policies and procedures governing the political activities of the firm, the PACs and our employees. Our U.S. employees are required to submit for review all proposed political contributions to determine if they are consistent with our internal policies.

As an active participant in the financial industry, we participate in a number of trade organizations and industry groups. We do not direct the activities of these organizations and groups, and they take a wide variety of positions on a number of matters, not all of which are supported by us. Although these are not primarily political organizations, a portion of the dues that we and other participants pay to a trade organization or industry group could be part of the funds they use, in their discretion, to fund political activities. Because we do not direct how these funds are used and we may not agree with the positions such dues are used to support, disclosure of our dues to these organizations could misrepresent our approach to political contributions and would not provide our shareholders with meaningful information. Further, production of such a report would be burdensome and result in unnecessary expense for our shareholders.

Our Board unanimously recommends a vote AGAINST the shareholder proposal. Unless a contrary choice is specified, proxies solicited by our Board will be voted AGAINST the shareholder proposal.

Item 10. Shareholder Proposal Regarding a Report on Global Warming Science

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which we and our Board accept no responsibility. The shareholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote AGAINST the shareholder proposal.

National Legal and Policy Center, 107 Park Washington Court, Falls Church, VA 22046, beneficial owner of 27 shares of Common Stock, is the proponent of the following shareholder proposal. Proponent has advised us that a representative will present the proposal and related supporting statement at our Annual Meeting.

Resolved: The shareholders request that the Board of Directors prepare by October 2010, at reasonable expense and omitting proprietary information, a global warming report. The report may discuss:

1)	Specific scientific data and studies relied on to formulate Goldman Sachs’ original climate policy in 2005, as well as data and studies relied on since that time.

2)	Extent to which Goldman Sachs now believes human activity will significantly alter global climate.

3)	Estimate of costs and benefits to Goldman Sachs of its climate policy.

Supporting Statement

In 2005, Goldman Sachs established its “Environmental Policy Framework,” which stated:

“Goldman Sachs acknowledges the scientific consensus, led by the Intergovernmental Panel on Climate Change (IPPC), that climate change is a reality and that human activities are largely responsible for increasing concentrations of greenhouse gases in the earth’s atmosphere.”

IPPC, an organization of the United Nations, does not conduct its own scientific research but relies on the research of others, such as the Climatic Research Unit (CRU) of the University of East Anglia.

In late 2008, CRU became embroiled in the “Climategate” controversy, after hacked emails and documents were placed on the internet suggesting that CRU and/or collaborating scientists elsewhere:

1)	Sought to exaggerate data supportive of global warming,

2)	Sought to suppress data at odds with global warming, including the use of a “trick” to “hide the decline” in temperatures.

3)	Sought to exclude scientists skeptical of global warming from peer-reviewed journals, so that their research could be dismissed because it is not peer-reviewed.

4)	Exhibited a harsh and political prejudice toward skeptics, contrary to the spirit and ethics of scientific inquiry. CRU director Phil Jones characterized the death of a skeptic as “cheering news.”

5)	Destroyed original climate data on which some CRU findings were based.

Global warming is cited as a rationale for “cap and trade” legislation. A 2009 Heritage Foundation study estimated that the Waxman-Markey bill would destroy over 1.1 million jobs, hike electricity rates 90 percent, and reduce the U.S. gross domestic product by nearly $10 trillion over the next 25 years. How is this in the interests of Goldman Sachs shareholders?

In 2007, Goldman Sachs and others bought out the energy firm TXU. According to a TXU press release, the transaction resulted in the cancellation of 8 of 11 planned coal-fired power plants “preventing 56 million tons of annual carbon emissions.” The buyout was “endorsed by Environmental Defense and Natural Resources Defense Council.”

Thus, because of a policy based on unsettled science and pushed by outside pressure groups, millions of consumers will be denied the opportunity to buy more affordable electricity produced from an abundant domestic resource. How is this in our national interest, or in the interests of ordinary Americans?

Directors’ Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

In 2005, we adopted our Environmental Policy Framework (our EPF), reflecting our commitment to finding effective, market-based solutions to address a range of environmental issues and to creating new business opportunities that benefit the environment. Our EPF, which is not limited to climate change issues, is based on our recognition that a healthy environment is necessary for the well-being of society, our people and our business, and is the foundation for a sustainable and strong economy. The commitments undertaken within the EPF are intended to further market-based solutions to environmental challenges.

As a leading financial institution, we strive to be at the forefront of economic and regulatory trends to ensure that we provide the best advice and appropriately serve the interests of our clients. Environmental issues generally and climate change in particular have become core issues to regulators, corporations and other market participants worldwide, including to many participants in the financial services industry. It is essential, and a basic expectation of our clients, that we take into account the broader environmental trends so that we can effectively mitigate risks and take advantage of broader opportunities. If we wish to remain competitive we must strive to anticipate environmental challenges and opportunities and to integrate them into our business plans and strategies.

Goldman Sachs is not a scientific institution, nor does it commission scientific reports. Furthermore, we do not believe our Annual Meeting of Shareholders is an appropriate forum for a debate on complex scientific topics. Our Board believes that the preparation of the requested report would not provide any meaningful information to shareholders and would be an inappropriate use of the time and resources of our Board and our firm.

Our Board unanimously recommends a vote AGAINST the shareholder proposal. Unless a contrary choice is specified, proxies solicited by our Board will be voted AGAINST the shareholder proposal.

Item 11. Shareholder Proposal Regarding a Report on Pay Disparity

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which we and our Board accept no responsibility. The shareholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote AGAINST the shareholder proposal.

The Benedictine Sisters of Mt. Angel, 840 South Main Street, Mt. Angel, Oregon 97362-9527, beneficial owner of 380 shares of Common Stock and The Nathan Cummings Foundation, beneficial owner of 894 shares of Common Stock, are the proponents of the following shareholder proposal. The Benedictine Sisters of Mt. Angel have advised us that their representative will present the proposal and related supporting statement at our Annual Meeting. The Sisters of St. Francis of Philadelphia, The Edward W. Hazen Foundation, Funding Exchange and Mount St. Scholastica are co-filers of this proposal. The addresses and number of shares owned by each of the co-filers are available promptly upon written or oral request to us.

Pay Disparity

Recent events have increased concerns about the extraordinarily high levels of executive compensation at many U.S. corporations. Concerns about the structure of executive compensation packages have also intensified, with some suggesting that the compensation system incentivized excessive risk-taking.

In a Forbes article on Wall Street pay, the director of the Program on Corporate Governance at Harvard Law School noted that, “compensation policies will prove to be quite costly—excessively costly—to shareholders.” Another study by Glass Lewis & Co. declared that compensation packages for the most highly paid U.S. executives “have been so over-the-top that they have skewed the standards for what’s reasonable.” That study also found that CEO pay may be high even when performance is mediocre or dismal.

In 2008, Federal Appeals Court Judge Richard Posner stated that, “executive pay is out of control and the marketplace cannot be trusted to rein it in.” Legislative attempts to address executive compensation include the Excessive Pay Shareholder Approval Act, which mandates that no employee’s compensation may exceed 100 times the average compensation paid to all employees of a given company unless at least 60% of shareholders vote to approve such compensation.

A 2008 piece in BusinessWeek revealed that, “Chief executive officers at companies in the Standard & Poor’s 500-stock index earned more than $4,000 an hour [in 2007].” It also noted that an S&P 500 CEO had to work, on average, approximately 3 hours in 2007 “to earn what a minimum wage worker earned for the full year.”

A September 2007 study of Fortune 500 firms showed that top executives’ pay averaged $10.8 million the previous year, or more than 364 times the pay of the average U.S. worker. Another study by the Economic Policy Institute found that between 1989 and 2007, average CEO pay rose by 163% while the wages of the average worker in the United States rose by only 10%.

RESOLVED: shareholders request the Board’s Compensation Committee initiate a review of our company’s executive compensation policies and make available, upon request, a summary report of that review by October 1, 2010 (omitting confidential information and processed at a reasonable cost). We request that the report include –

1.	A comparison of the total compensation package of senior executives and our employees’ median wage in the United States in July 2000, July 2004 & July 2009.

2.	An analysis of changes in the relative size of the gap and an analysis and rationale justifying this trend.

3.	An evaluation of whether our senior executive compensation packages (including, but not limited to, options, benefits, perks, loans and retirement agreements) are “excessive” and should be modified to be kept within reasonable boundaries.

4.	An explanation of whether sizable layoffs or the level of pay of our lowest paid workers should result in an adjustment of senior executive pay to “more reasonable and justifiable levels” and whether Goldman Sachs should monitor this comparison going forward.

Directors’ Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

Our Board believes that it is essential to our success that we are able to continue to attract, develop and retain talented and dedicated individuals to work at every level of our firm around the world. Our employees have a wide range of responsibilities, and we believe that all of our employees make contributions that are important to our success. We are committed to paying our employees fairly in accordance with their job responsibilities, their performance in those jobs and their ability to contribute to our overall success, taking into account competitive and market factors.

Our Board believes that comparing executive compensation with that of the median wage of our employees in the United States as suggested by the proposal would not be meaningful given the differences in the scope of responsibilities, requisite experience and impact on shareholder value among various positions within our firm.

Our compensation program is designed to attract, retain and motivate the talent required to operate a large, dynamic global business in a manner that enhances long-term shareholder value. Our Compensation Committee, which is comprised entirely of Non-Employee Directors, oversees the development and implementation of our compensation programs and reviews and approves, or makes recommendations to our Board to approve, our general compensation philosophy, including the goals and objectives thereof.

Within this overall framework, compensation for employees at different levels within Goldman Sachs is determined based on different factors. As described in our Compensation Principles, which are set forth in Annex A to this Proxy Statement, the compensation structure for senior executives is purposely different from that for other employees. For example, our Compensation Principles provide that the percentage of compensation awarded in cash should decrease as an employee’s total compensation increases in order for long-term performance to remain the overriding aspiration to realizing full compensation. In addition, our Compensation Principles state that junior employees may experience less volatility in compensation, whereas senior employees may experience more variability in their compensation based on year-to-year changes in our results.

Our Board believes that the preparation of the requested report would be a distraction to our Compensation Committee and our Board, would entail an unjustified cost to our firm and would not provide shareholders with any useful information. Shareholders are already provided with the information necessary to understand and assess the compensation decisions made with respect to our senior executives. Under Compensation Discussion and Analysis above, we provide an extensive discussion of NEO compensation. In addition, consistent with our commitment to maintaining open and constructive communication with our shareholders, our Board’s proposal under Item 3 provides shareholders an opportunity to vote on an advisory resolution regarding executive compensation matters.

Our Board unanimously recommends a vote AGAINST the shareholder proposal. Unless a contrary choice is specified, proxies solicited by our Board will be voted AGAINST the shareholder proposal.

Item 12. Shareholder Proposal Regarding Executive Compensation and Long-Term Performance

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which we and our Board accept no responsibility. The shareholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote AGAINST the shareholder proposal.

John Harrington, 1001 2nd Street, Suite 325, Napa, California 94559, beneficial owner of at least $2,000 in market value of shares of Common Stock, is the proponent of the following shareholder proposal. Mr. Harrington has advised us that either he or a representative will present the proposal and related supporting statement at our Annual Meeting.

Resolved, that the shareholders of Goldman Sachs (the “Company”) urge the Board of Directors to adopt a policy stating that upon contract renewal or in future contracts, the Named Executive Officers (“NEOs”) will be required to retain 75% of the shares acquired through the Company’s compensation plans, excluding tax-deferred retirement plans, for at least three years from the termination of their employment (through retirement or otherwise), and to report to shareholders regarding the adoption of this policy before the Company’s 2011 annual meeting. To the extent that our company’s existing policies do not do so, the new policy should also establish, for newly instituted or renewed contracts, additional meaningful links between NEO compensation rewards and our company’s long-term performance, rather than to performance of the stock market as a whole.

Supporting Statement

Equity-based compensation is an important component of the senior executive compensation program at our Company. Although during the recent financial crisis, stock awards of executive officers were temporarily halted, otherwise in recent years the compensation of named executive officers has been heavily weighted towards stock options.

Requiring senior executives to hold a significant portion of the shares acquired through the Company’s compensation plans for at least three years after their termination of employment would tie their economic interests to the longer-term success of the Company. It would also motivate them to focus on the Company’s long-term business objectives and better align their interests with that of shareholders. The absence of such a requirement may enable these executives to unduly focus their decisions and actions towards generating short-term financial results at the expense of the Company’s long-term success. The current financial crisis has made it imperative for companies to reconsider and reshape executive compensation policies and practices to discourage excessive risk-taking and promote long-term, sustainable value creation.

Several well-regarded business organizations support “hold past retirement” policies. The Aspen Principles, endorsed by the Chamber of Commerce, Business Roundtable and the Council of Institutional Investors, recommend that “senior executives hold a significant portion of their equity-based compensation for a period beyond their tenure.”

Further, a 2002 report by The Conference Board endorsed a holding requirement, stating that the long-term focus promoted thereby “may help prevent companies from artificially propping up stock prices over the short-term to cash out options and making other potentially negative short-term decisions.”

A post-employment retention requirement that is linked to the amount of compensation and the total shares issued to NEOs will ensure they share in both the upside and downside risk of their actions taken while at the Company. We urge shareholders to vote for this proposal.

Directors’ Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

Our Board recognizes the importance of aligning the interests of our senior executives with those of our shareholders. For this reason, we require each of our Senior Executives, for so long as he holds such position, to retain sole beneficial ownership of a number of shares of Common Stock equal to at least 75% of the shares he has received (net of payment of any option exercise price and taxes) under our firm’s equity plans since becoming a Senior Executive. In addition, we impose a retention requirement on all of our other PMDs. These retention requirements are described in more detail in Compensation Discussion and Analysis and Beneficial Ownership of Directors and Executive Officers.

Our retention policies are particularly significant in light of our practice of paying a very large percentage of any annual discretionary compensation in the form of equity awards. The 30 members of our management committee, including our Senior Executives, received no cash bonuses, and instead received their year-end discretionary compensation solely in the form of equity-based compensation for fiscal 2009. In addition, our Senior Executives already have a continuing interest in our firm’s success following retirement because these 2009 equity-based awards are subject to recapture by us even after our Senior Executives receive the underlying shares of Common Stock. This recapture provision is described in more detail in Compensation Discussion and Analysis. Further, outstanding equity awards for prior years are not accelerated upon retirement and generally continue to deliver on schedule, unless forfeited under the awards’ recapture or other provision. The proposal, if approved, would also have the unintended effect of preventing our Senior Executives from pursuing any occupation following their departure from Goldman Sachs where their continued interest in the Common Stock would constitute a conflict of interest.

Our Board opposes this shareholder proposal because our directors believe it is preferable for our Compensation Committee to have broad discretion in determining the form and content of executive compensation and the retention and other requirements applicable to Senior Executives. Our Compensation Committee, in setting compensation and related policies for our Senior Executives, takes into account a wide range of factors, including firm and individual performance, whether compensation practices could encourage our Senior Executives to take unnecessary and excessive risks that threaten the value of the firm, and the levels and forms of compensation necessary to recruit and retain talented executives in the financial services industry.

We believe that the compensation determinations made by our Compensation Committee for fiscal 2009 and in prior years demonstrate a strong emphasis on long-term accountability and risk management. It would not be in the best interest of our shareholders if we were to adopt policies that could limit our Compensation Committee’s ability to adapt quickly to changes in the business environment, in market conditions, in the financial services industry and in responsible compensation practices.

Our Board opposes this shareholder proposal because our directors believe that our firm’s compensation practices and policies, as described above, firmly align the interests of our Senior Executives with those of our shareholders and encourage a focus on the long-term performance of our firm.

Our Board unanimously recommends a vote AGAINST the shareholder proposal. Unless a contrary choice is specified, proxies solicited by our Board will be voted AGAINST the shareholder proposal.

Item 13. Shareholder Proposal Regarding Composition of our Compensation Committee

In accordance with SEC rules, we have set forth below a shareholder proposal, along with the supporting statement of the shareholder proponent, for which we and our Board accept no responsibility. The shareholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote AGAINST the shareholder proposal.

AFL-CIO Reserve Fund, 816 Sixteenth Street, N.W., Washington, D.C. 20006, beneficial owner of 387 shares of Common Stock, is the proponent of the following shareholder proposal. Proponent has advised us that either it or a representative will present the proposal and related supporting statement at our Annual Meeting.

Resolved: The shareholders of The Goldman Sachs Group, Inc. (the “Company”) request that the Board of Directors (the “Board”) adopt a policy prohibiting any current or former chief executive officers of public companies from serving on the Board’s Compensation Committee. The policy shall be implemented so that it does not affect the unexpired terms of previously elected directors.

Supporting Statement

It is a well-established tenet of corporate governance that compensation committees must be independent of management to ensure fair and impartial negotiations of pay with individual executives. We believe that shareholder concerns about aligning CEO pay with performance argue strongly in favor of directors who can view senior executive compensation issues objectively. We are particularly concerned about CEOs on the Compensation Committee because of the potential for conflicts of interest in setting the compensation of their peers.

We believe that CEOs who benefit from generous pay packages view them as essential to retain and motivate other executives — those who benefit from stock option plans see them as necessary, and those who receive “golden parachutes” regard them as a key element of compensation. Consequently, we are concerned that the inclusion of CEOs on the Compensation Committee has resulted in excessive pay packages for senior executives beyond what is necessary. According to the Company’s 2009 proxy statement, four of the eight directors on the Compensation Committee are current or former CEOs. Our concern is especially acute at companies where the CEO is also the Board Chairman.

In their 2004 book “Pay Without Performance,” law professors Lucian Bebchuk and Jesse Fried cite an academic study by Brian Main, Charles O’Reilly and James Wade that found a significant association between the compensation level of outsiders on the compensation committee and CEO pay. Carol Bowie, a corporate governance expert at RiskMetrics Group, notes that CEOs who sit on other compensation committees “don’t have an interest in seeing CEO pay go down.” (Crain’s Chicago Business, May 26, 2008.)

Compensation expert Graef Crystal recommends barring CEOs from serving on compensation committees. “My own research of CEOs who sit on compensation committees shows that the most highly paid executives award the fattest packages to the CEOs whose pay they regulate.” (Bloomberg News, June 22, 2009.)

Moreover, CEOs “indirectly benefit from one another’s pay increases because compensation packages are often based on surveys detailing what their peers are earning.” (The New York Times, May 24, 2006.)

Our Company’s Chairman and CEO Lloyd Blankfein received $42.9 million in 2008, including the grant date fair value of equity awards. Goldman Sachs is expected to pay record bonuses of $717,000 per employee in 2009, despite accepting $10 billion in federal assistance and anticipated earnings 22% lower than in 2007. (The Wall Street Journal, Nov. 23, 2009.) We are also concerned that the inclusion of temporary employees and consultants in our Company’s headcount in its financial statements may understate the per-employee compensation. (id.)

We urge you to vote FOR this proposal.

Directors’ Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.

Our Non-Employee Directors come from a wide variety of backgrounds and possess a diverse set of skills, experiences and leadership capabilities, which they bring to bear in exercising their oversight responsibilities. Our Corporate Governance Guidelines provide that our Board members “should collectively possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Company’s business.” Our Non-Employee Directors have developed their considerable skills, expertise and business insight in a variety of ways, including through positions at private companies, academic posts, relationships with non-profit entities, and government service, as well as serving as the leaders of other public companies.

Our Compensation Committee is currently composed of all of our Non-Employee Directors, because our Board and our Corporate Governance and Nominating Committee believe that the wealth of skills, experience and knowledge these directors bring to the decision-making process, as well as their understanding of core issues, including risk management issues, affecting our firm help to ensure effective oversight of compensation matters.

Our Board believes that the adoption of a policy prohibiting any current or former CEOs from serving on our Compensation Committee would weaken oversight of compensation matters because our Compensation Committee’s discussions would no longer have the benefit of viewpoints from directors who have dealt first-hand, from a leadership position, with the complex and difficult issues that arise in connection with public company compensation. In our Board’s experience, directors with this background have added significant value to these discussions and are effective in questioning and challenging management and ensuring that our Compensation Committee is truly operating as a rigorous and independent oversight body.

Our Board believes that adopting a policy prohibiting former or current CEOs from serving on our Compensation Committee would make it much harder to achieve the right balance of viewpoints and depth of knowledge and experience on our Compensation Committee, and would not be in the best interests of our firm or our shareholders.

In addition, if this proposed policy were adopted this year, six of the eight current Compensation Committee members who are standing for re-election at our Annual Meeting would not be able to serve on our Compensation Committee, beginning next year. This could have a significant detrimental effect on our Compensation Committee’s ability to fulfill its duties to our shareholders because our Compensation Committee would lose the benefit of these directors’ valuable input, as described above. In particular, the directors who would not be able to serve on our Compensation Committee currently serve on our Audit Committee and, in that capacity, gain significant insight into our risk profile and risk management processes. We believe these insights are helpful to making informed compensation determinations and that our Compensation Committee obtains a significant benefit from their simultaneous membership on both committees.

Our Board believes that it is important for shareholders to note that the supporting statement for this shareholder proposal was written prior to the end of 2009 and that the statements made about the firm’s “expected” compensation decisions and earnings for 2009 are not consistent with the actual amounts. Our annual ratio of compensation and benefits expense to net revenues for 2009 was our lowest as a public company, and the “$717,000 per employee” figure quoted in the supporting statement is grossly overstated. Our net earnings were up over 15% (not down 22%) from 2007, and total compensation and benefits expense was 20% lower than 2007. We believe the 2009 compensation decisions demonstrate that our Compensation Committee is committed to setting executive compensation at appropriate levels, taking into account all relevant factors.

Our Board unanimously recommends a vote AGAINST the shareholder proposal. Unless a contrary choice is specified, proxies solicited by our Board will be voted AGAINST the shareholder proposal.

OTHER MATTERS

Withdrawn Shareholder Proposal Regarding an Independent Executive Compensation Review Panel

A shareholder proposal requesting that our Board establish an Independent Executive Compensation Review Panel to review our long-term compensation program, including bonuses, and compare our program to industry trends was voluntarily withdrawn because of our responsiveness to shareholder concerns. Filers of the proposal included Northwest & Ethical Investments, MMA Praxis Core Stock Fund, MMA Praxis Value Fund and the Mennonite Education Agency.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, our equity securities with the SEC. Our directors and executive officers are also required to furnish us with copies of all Section 16(a) reports they file. The reports are published on our website at http://www.gs.com/shareholders/.

Based on a review of the copies of such reports, and on written representations from our reporting persons, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers were complied with during fiscal 2009.

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing by Goldman Sachs under the U.S. Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Report of our Corporate Governance and Nominating Committee,” “Report of our Compensation Committee” and “Report of our Audit Committee” (to the extent permitted by the rules of the SEC) and the complaints to which we refer under Executive Compensation Litigation, will not be deemed incorporated into any such filing, unless specifically provided otherwise in such filing.

Other Business

At the date hereof, there are no other matters that our Board intends to present, or has reason to believe others will present, at our Annual Meeting. If other matters come before our Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Shareholder Proposals for 2011 Annual Meeting of Shareholders

Shareholders who, in accordance with the SEC’s Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2011 Annual Meeting of Shareholders must submit their proposals to John F. W. Rogers, Secretary to the Board of Directors, at The Goldman Sachs Group, Inc., 200 West Street, New York, New York 10282, on or before December     , 2010. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

In accordance with our by-laws, for a matter not included in our proxy materials to be properly brought before the 2011 Annual Meeting of Shareholders, a shareholder’s notice of the matter that the shareholder wishes to present must be delivered to John F. W. Rogers, Secretary to the Board of Directors, at The Goldman Sachs Group, Inc., 200 West Street, New York, New York 10282, not less than 90 nor more than 120 days prior to the first anniversary of the 2010 Annual Meeting of Shareholders. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of our by-laws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than January 7, 2011 and no later than February 6, 2011.

Shareholder Recommendations for Director Candidates

Our Corporate Governance and Nominating Committee will consider candidates recommended by shareholders. The policy of our Corporate Governance and Nominating Committee is to consider candidates recommended by shareholders in the same manner as other candidates. See Item 1. Election of Directors for the criteria our Corporate Governance and Nominating Committee utilizes to assess director candidates. Shareholders who wish to submit director candidates for consideration by our Corporate Governance and Nominating Committee for election at our 2011 Annual Meeting of Shareholders may do so by submitting in writing such candidates’ names, in compliance with the procedures and along with the other information required by our by-laws, to John F. W. Rogers, Secretary to our Board, at The Goldman Sachs Group, Inc., 200 West Street, New York, New York 10282 no earlier than January 7, 2011 and no later than February 6, 2011.

Important Notice Regarding Delivery of Shareholder Documents

In accordance with a notice sent to certain “street name” shareholders of Common Stock who share a single address, only one copy of this Proxy Statement and our 2009 Annual Report is being sent to that address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate copy of this Proxy Statement or our 2009 Annual Report, he or she may contact us at The Goldman Sachs Group, Inc., 200 West Street, 19th Floor, New York, New York 10282, Attn: Investor Relations, telephone: 1-212-902-0300, e-mail: gs-investor-relations@gs.com, and we will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact Beverly O’Toole, Assistant Secretary, at 200 West Street, 15th Floor, New York, New York 10282, telephone: 1-212-357-1584, e-mail: beverly.otoole@gs.com, if he or she would like to receive separate proxy statements and annual reports in the future. If you are receiving multiple copies of our annual report and proxy statement, you may request householding in the future by contacting our Assistant Secretary.

Policies on Reporting of Concerns Regarding Accounting and Other Matters and on Communicating with Non-Employee Directors

We have adopted policies on reporting of concerns regarding accounting and other matters and on communicating with our Non-Employee Directors. Any person, whether or not an employee, who has a concern about the conduct of Goldman Sachs or its subsidiaries or affiliates, or any of our people, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner, communicate that concern to: (i) Sheldon Raab of the law firm of Fried, Frank, Harris, Shriver & Jacobson LLP, our designated external contact for these purposes or (ii) our reporting hotline, which will refer the matter to Mr. Raab. Mr. Raab will then communicate the concern to our Audit Committee or the Non-Employee Directors, as appropriate. Mr. Raab’s telephone number is 1-212-859-8090 and his e-mail and mailing addresses for these purposes are sheldon.raab@friedfrank.com and Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004, respectively. Our reporting hotline numbers are: 1-866-520-4056, from any phone in the U.S.; 3-8026, from Goldman Sachs phones in New York; 8-343-8026, from Goldman Sachs phones outside of New York; and 1-917-343-8026, from any phone, globally. Any interested party, whether or not an employee, who wishes to communicate directly with our Presiding Director, or with our Non-Employee Directors as a group, also may contact Mr. Raab using one of the above methods. The full text of our Policy on Reporting of Concerns Regarding Accounting and Other Matters is available on our website at http://www.gs.com/shareholders/.

Annex A

Compensation Principles

Goldman Sachs’ Compensation Principles

We recognize that every financial institution is different, shaped by its activities, size, history and culture. It would be unrealistic to construct a specific model of compensation that is effective and appropriate for all financial institutions.

But, that does not diminish the need for firms to set forth a set of practical principles and defined standards focused on compensation. An enhanced framework for compensation establishes a direct relationship between the longer-term evaluation of performance and an appropriately matched incentive structure. We believe strongly that, for Goldman Sachs, such an outcome aligns the long-term interests of our shareholders with that of our people, while advancing our ethos of partnership.

Effective compensation practices should:

(1)	Encourage a real sense of teamwork and communication, binding individual short-term interests to the institution’s long-term interests;

(2)	Evaluate performance on a multi-year basis;

(3)	Discourage excessive or concentrated risk taking;

(4)	Allow an institution to attract and retain proven talent; and

(5)	Align aggregate compensation for the firm with performance over the cycle.

Encourage a Firmwide Orientation and Culture

•	Compensation should reflect the performance of the firm as a whole

•

Employees should think and act like long-term shareholders. Being significantly invested in our stock over time, as part of an individual’s compensation, advances our partnership culture of stewardship for the firm

•	An individual’s performance evaluation should include annual narrative feedback from superiors, subordinates and peers, including peers from outside of an individual’s business unit and division

°	Assessment areas should include productivity, teamwork, citizenship, communication and compliance

•

To avoid misaligning compensation and performance, guaranteed employment contracts should be used only in exceptional circumstances (for example, for new hires) and multi-year guarantees should be avoided entirely

Evaluate Performance Over Time

•	Compensation should include an annual salary (or commissions) plus, as appropriate, discretionary compensation awarded at the end of the year

•

The percentage of compensation awarded in cash should decrease as an employee’s total compensation increases in order for long-term performance to remain the overriding aspiration to realizing full compensation

°	Cash compensation in a single year should not be so much as to overwhelm the value ascribed to longer term stock incentives that can only be realized through longer term responsible behavior

•	Equity awards should be subject to vesting and other restrictions over an extended period of time

°	These would allow for forfeiture or “clawback” effect in the event that conduct or judgment results in a restatement of the firm’s financial statements or other significant harm to the firm’s business

°	A clawback should also exist for cause, including any individual misconduct that results in legal or reputational harm

•	Equity delivery schedules should continue to apply after an individual has left the firm

Discourage Excessive or Concentrated Risk Taking

•	No one in a risk taking role should get compensated with reference to only his or her own P&L

°	Contracts or evaluations should not be based on the percentage of revenues generated by a specific individual

•

As part of an individual’s annual performance review, the different risk profile of businesses must be taken into account. Factors like liquidity risk, cost of capital, reputation risk, the time horizon of risks and other relevant factors should be considered.

°	An outsized gain, just like an outsized loss, should be evaluated in the context of the cumulative record of that individual’s risk judgments

°	The degree to which revenues are high quality and recurring should be considered

°	Significant discretionary compensation for a particular year should not be awarded for expected future-year revenue

°

All individuals, but particularly those working in legal, compliance, operations, technology and other non-revenue and critical parts of the firm, should be evaluated on their ability to protect and enhance the firm’s reputation or contribute to its efficiency and overall well-being

•	Risk managers should have equal stature with counterparts in business units and compensation should establish and/or maintain that stature

•	Revenue producers should not determine compensation for risk managers

Attract and Retain Talent

•	Attracting and retaining talent is fundamental to our long-term success as a firm. Compensation, when structured appropriately, is one means to reinforcing the firm’s culture and mores.

•	Compensation should reward an individual’s ability to identify and create value, enhance the firm’s culture of compliance and its reputation and build and nurture a dedicated client base

•	The recognition of individual performance must be constrained within the overall limits of the firm and not be out of line with the competitive market for the relevant talent and performance

•	There should be no special or unique severance agreements

Directly Align Firmwide Compensation with Firmwide Performance

•	Firmwide compensation should directly relate to firmwide performance over the cycle

°

Junior people may experience less volatility in compensation. Senior and more highly paid people may experience more variability in their compensation based on year-to-year changes in the firm’s results.

•	Overall compensation should not automatically be the same ratio of revenues year in and year out or an overly flexible formula that produces outsized compensation to real long-term performance.

•	Any compensation decisions should be overlaid with a management culture that continually invests in and is guided by strong risk management, judgment and controls

•

In addition to performance, a wide range of risk factors, in conjunction with underlying industry and market dynamics of individual businesses, should be weighed carefully by executive and divisional management when allocating aggregate discretionary compensation amounts to divisions and business units

°

To more effectively compare and contrast individual performance as well as the results across different businesses, compensation should be reviewed by a specific compensation committee within each division of the firm as well as the firmwide compensation committee

Annex B

Restated Certificate of Incorporation (Excerpt)

The following is marked to show the proposed amendments to the third paragraph of Article SIXTH, to Article EIGHTH and to Article ELEVENTH of our Restated Certificate of Incorporation pursuant to Item 4:

Article SIXTH (third paragraph):

The board of directors of the Corporation is authorized to adopt, amend or repeal by-laws of the Corporation. No adoption, amendment or repeal of a by-law by action of stockholders shall be effective unless approved by the affirmative vote of ~~the holders of~~ not less than ~~80% of the voting power of all outstanding~~a majority of shares present in person or represented by proxy at the meeting and entitled to vote on such matter, with all shares of Common Stock of the Corporation and ~~all other outstanding~~other stock of the Corporation entitled to vote on such matter considered for this purpose as a single class; for purposes of this sentence, votes cast “for” or “against” and “abstentions” with respect to such matter shall be counted as shares of stock of the Corporation entitled to vote on such matter, ~~with such outstanding~~ while “broker nonvotes” (or other shares of ~~Common Stock and other stock considered for this purpose as a single class.~~stock of the Corporation similarly not entitled to vote) shall not be counted as shares entitled to vote on such matter. Any vote of stockholders required by this Article SIXTH shall be in addition to any other vote of stockholders that may be required by law, this Restated Certificate of Incorporation, the by-laws of the Corporation, any agreement with a national securities exchange or otherwise.

Article EIGHTH:

EIGHTH. The number of directors of the Corporation shall be fixed only by resolution of the board of directors of the Corporation from time to time. Each director who is serving as a director on the date of this Restated Certificate of Incorporation shall hold office until the next annual meeting of stockholders after such date and until his or her successor has been duly elected and qualified, notwithstanding that such director may have been elected for a term that extended beyond the date of such next annual meeting of stockholders. At each annual meeting of stockholders after the date of this Restated Certificate of Incorporation, directors elected at such annual meeting shall hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

~~Any director may be removed, with or without cause, with the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, considered for this purpose as a single class.~~

Vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause (other than vacancies and newly created directorships which the holders of any class or classes of stock or series thereof are expressly entitled by this Restated Certificate of Incorporation to fill) shall be filled by, and only by, a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Any director appointed to fill a vacancy or a newly created directorship shall hold office until the next annual meeting of stockholders, and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Notwithstanding the foregoing, in the event that the holders of any class or series of Preferred Stock of the Corporation shall be entitled, voting separately as a class, to elect any directors of the Corporation, then the number of directors that may be elected by such holders voting separately as a class shall be in addition to the number fixed pursuant to a resolution of the board of directors of the

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Corporation. Except as otherwise provided in the terms of such class or series, (i) the terms of the directors elected by such holders voting separately as a class shall expire at the annual meeting of stockholders next succeeding their election and (ii) any director or directors elected by such holders voting separately as a class may be removed, with or without cause, by the holders of a majority of the voting power of all outstanding shares of stock of the Corporation entitled to vote separately as a class in an election of such directors.

Article ELEVENTH

ELEVENTH. ~~No provision of Articles SIXTH, NINTH, TENTH or TWELFTH or of this Article ELEVENTH or of the second paragraph of Article EIGHTH shall be amended, modified or repealed, and no provision inconsistent with any such provision shall become part of this Restated Certificate of Incorporation, unless such matter is approved by the affirmative vote of the holders of not less than 80% of the voting power of all outstanding shares of Common Stock of the Corporation and all other outstanding shares of stock of the Corporation entitled to vote on such matter, with such outstanding shares of Common Stock and other stock considered for this purpose as a single class. Any vote of stockholders required by this Article ELEVENTH shall be in addition to any other vote of the stockholders that may be required by law, this Restated Certificate of Incorporation, the by-laws of the Corporation, any agreement with a national securities exchange or otherwise.~~ [Reserved]

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Annex C

Restated Certificate of Incorporation (Excerpt)

The following is marked to show the proposed amendment to the second paragraph of Article SIXTH of our Restated Certificate of Incorporation pursuant to Item 5:

Special meetings of stockholders of the Corporation may be called at any time by, but only by, the board of directors of the Corporation~~, to~~ or, as and to the extent required by the bylaws of the Corporation, by the Secretary of the Corporation upon the written request of the holders of record of not less than 25% of the voting power of all outstanding shares of Common Stock of the Corporation, such voting power to be calculated and determined in the manner specified, and with any limitations as may be set forth, in the Corporation’s bylaws (the “Requisite Percent”). Each special meeting shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

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Annex D

Amended and Restated By-Laws

The following is marked to reflect amendments to our Amended and Restated By-Laws that have been approved by our Board, but are conditioned upon, and would take effect concurrently with, the effectiveness of the related amendment to our Restated Certificate of Incorporation pursuant to Item 5:

AMENDED AND RESTATED

BY-LAWS

OF

THE GOLDMAN SACHS GROUP, INC.

ARTICLE I

Stockholders

Section 1.1. Annual Meetings. An annual meeting of stockholders shall be held for the election of directors at such date, time and place either within or without the State of Delaware as may be designated by the Board of Directors from time to time. Any other business properly brought before the meeting may be transacted at the annual meeting.

Section 1.2. Special Meetings. (a) Special meetings of stockholders may be called at any time by, and only by, (i) the Board of Directors~~,~~ or (ii) solely to the extent required by Section 1.2(b), the Secretary of the Corporation. Each special meeting shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

(b) A special meeting of the stockholders shall be called by the Secretary upon the written request of the holders of record of not less than twenty-five percent of the voting power of all outstanding shares of common stock of the Corporation (the “Requisite Percent”), subject to the following:

(1) In order for a special meeting upon stockholder request (a “Stockholder Requested Special Meeting”) to be called by the Secretary, one or more written requests for a special meeting (each, a “Special Meeting Request,” and collectively, the “Special Meeting Requests”) stating the purpose of the special meeting and the matters proposed to be acted upon thereat must be signed and dated by the Requisite Percent of record holders of common stock of the Corporation (or their duly authorized agents), must be delivered to the Secretary at the principal executive offices of the Corporation and must set forth:

(i) in the case of any director nominations proposed to be presented at such Stockholder Requested Special Meeting, the information required by the third paragraph of Section 1.11(b);

(ii) in the case of any matter (other than a director nomination) proposed to be conducted at such Stockholder Requested Special Meeting, the information required by the fourth paragraph of Section 1.11(b); and

(iii) an agreement by the requesting stockholder(s) to notify the Corporation immediately in the case of any disposition prior to the record date for the Stockholder Requested Special Meeting of shares of common stock of the Corporation owned of record and an acknowledgement that any such disposition shall be deemed a revocation of such Special Meeting Request to the extent of such disposition, such that the number of shares disposed of shall not be included in determining whether the Requisite Percent has been reached.

The Corporation will provide the requesting stockholder(s) with notice of the record date for the determination of stockholders entitled to vote at the Stockholder Requested Special Meeting. Each requesting stockholder is required to update the notice delivered pursuant to this Section not later than ten business days after such record date to provide any material changes in the foregoing information as of such record date.

In determining whether a special meeting of stockholders has been requested by the record holders of shares representing in the aggregate at least the Requisite Percent, multiple Special Meeting Requests delivered to the Secretary will be considered together only if each such Special Meeting Request (x) identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting (in each case as determined in good faith by the Board of Directors), and (y) has been dated and delivered to the Secretary within sixty days of the earliest dated of such Special Meeting Requests. If the record holder is not the signatory to the Special Meeting Request, such Special Meeting Request will not be valid unless documentary evidence is supplied to the Secretary at the time of delivery of such Special Meeting Request (or within ten business days thereafter) of such signatory’s authority to execute the Special Meeting Request on behalf of the record holder. Any requesting stockholder may revoke his, her or its Special Meeting Request at any time by written revocation delivered to the Secretary at the principal executive offices of the Corporation; provided, however, that if following such revocation (or any deemed revocation pursuant to clause (iii) above), the unrevoked valid Special Meeting Requests represent in the aggregate less than the Requisite Percent, there shall be no requirement to hold a special meeting. The first date on which unrevoked valid Special Meeting Requests constituting not less than the Requisite Percent shall have been delivered to the Corporation is referred to herein as the “Request Receipt Date”.

(2) A Special Meeting Request shall not be valid if:

(i) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law;

(ii) the Request Receipt Date is during the period commencing ninety days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting;

(iii) the purpose specified in the Special Meeting Request is not the election of directors and an identical or substantially similar item (as determined in good faith by the Board of Directors, a “Similar Item”) was presented at any meeting of stockholders held within the twelve months prior to the Request Receipt Date; or

(iv) a Similar Item is included in the Corporation’s notice as an item of business to be brought before a stockholder meeting that has been called but not yet held or that is called for a date within ninety days of the Request Receipt Date.

(3) A Stockholder Requested Special Meeting shall be held at such date and time as may be fixed by the Board of Directors; provided, however, that the Stockholder Requested Special Meeting shall be called for a date not more than ninety days after the Request Receipt Date.

(4) Business transacted at any Stockholder Requested Special Meeting shall be limited to (i) the purpose(s) stated in the valid Special Meeting Request(s) received from the Requisite Percent of record holders and (ii) any additional matters that the Board of Directors determines to include in the Corporation’s notice of the meeting. If none of the stockholders who submitted the Special Meeting Request appears or sends a qualified representative to present the matters to be presented for consideration that were specified in the Stockholder Meeting Request, the Corporation need not present such matters for a vote at such meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

Section 1.3. Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. Such notice shall be deemed to be given (i) if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation, (ii) if sent by electronic mail, when delivered to an electronic mail address at which the stockholder has consented to receive such notice; and (iii) if posted on an electronic network together with a separate notice to the stockholder of such specific posting, upon the later to occur of (A) such posting and (B) the giving of such separate notice of such posting. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 233 of the Delaware General Corporation Law.

Section 1.4. Adjournments. Any meeting of stockholders, annual or special, may be adjourned from time to time, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5. Quorum. At each meeting of stockholders, except where otherwise required by law, the certificate of incorporation or these by-laws, the holders of a majority of the outstanding shares of stock entitled to vote on a matter at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, where a separate vote by class or classes is required for any matter, the holders of a majority of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter. Two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum of the holders of any class of stock entitled to vote on a matter, the meeting of such class may be adjourned from time to time in the manner provided by Sections 1.4 and 1.6 of these by-laws until a quorum of such class shall be so present or represented. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6. Organization. Meetings of stockholders shall be presided over by a Chairman of the Board, if any, or in the absence of a Chairman of the Board by a Vice Chairman of the Board, if any, or in the absence of a Vice Chairman of the Board by a Chief Executive Officer, or in the absence of a Chief Executive Officer by a President, or in the absence of a President by a Chief Operating Officer, or in the absence of a Chief Operating Officer by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. A Secretary, or in the absence of a Secretary an Assistant

Secretary, shall act as secretary of the meeting, but in the absence of a Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

The order of business at each such meeting shall be as determined by the chairman of the meeting. The chairman of the meeting shall have the right and authority to adjourn a meeting of stockholders without a vote of stockholders and to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting and are not inconsistent with any rules or regulations adopted by the Board of Directors pursuant to the provisions of the certificate of incorporation, including the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof and the opening and closing of the voting polls for each item upon which a vote is to be taken.

Section 1.7. Inspectors. Prior to any meeting of stockholders, the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a President, a Chief Operating Officer, a Vice President or any other officer designated by the Board shall appoint one or more inspectors to act at such meeting and make a written report thereof and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons to assist them in the performance of their duties. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxy or vote, nor any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted therewith, any information provided by a stockholder who submits a proxy by telegram, cablegram or other electronic transmission from which it can be determined that the proxy was authorized by the stockholder, ballots and the regular books and records of the Corporation, and they may also consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for such purpose, they shall, at the time they make their certification, specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 1.8. Voting; Proxies. Unless otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. If the certificate of incorporation provides for more or less than one vote for any share on any matter, every reference in these by-laws to a majority or other proportion of shares of stock shall refer to such majority or other proportion of the votes of such shares of stock. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power, regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with a Secretary. Voting at meetings of stockholders need not be by written ballot unless so directed by the chairman of the meeting or the Board of Directors. In all matters, unless otherwise required by law, the certificate of incorporation or these by-laws, the affirmative vote of not less than a majority of shares present in person or represented by proxy at the meeting and entitled to vote on such matter, with all shares of ~~Common Stock~~common stock of the Corporation and other stock of the Corporation entitled to vote on such matter considered for this purpose as a single class, shall be the act of the stockholders. Where a separate vote by class or classes is required, the affirmative vote of the holders of not less than a majority (or, in the case of an election of directors, a plurality) of shares present in person or represented by proxy at the meeting by stockholders in that class or classes entitled to vote on such matter shall be the act of such class or classes, except as otherwise required by law, the certificate of incorporation or these by-laws. For purposes of this Section 1.8, votes cast “for” or “against” and “abstentions” with respect to such matter shall be counted as shares of stock of the Corporation entitled to vote on such matter, while “broker nonvotes” (or other shares of stock of the Corporation similarly not entitled to vote) shall not be counted as shares entitled to vote on such matter.

Section 1.9. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to the action for which a record date is being established. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 1.10. List of Stockholders Entitled to Vote. A Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the municipality where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 1.11. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals. (a) The matters to be considered and brought before any annual or special meeting of stockholders of the Corporation (other than a Stockholder Requested Special Meeting) shall be limited to only such matters, including the nomination and election of directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this Section 1.11.

(b) For any matter to be properly brought before any annual meeting of stockholders, the matter must be (i) specified in the notice of annual meeting given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors or (iii) brought before the annual meeting in the manner specified in this Section 1.11(b) (x) by a stockholder that holds of record stock of the Corporation entitled to vote at the annual meeting on such matter (including any election of a director) or (y) by a person (a “Nominee Holder”) that holds such stock through a nominee or “street name” holder of record of such stock and can demonstrate to the Corporation such indirect ownership of, and such Nominee Holder’s entitlement to vote, such stock on such matter.

In addition to any other requirements under applicable law, the certificate of incorporation and these by-laws, persons nominated by stockholders for election as directors of the Corporation and any other proposals by stockholders shall be properly brought before an annual meeting of stockholders only if notice of any such matter to be presented by a stockholder at such meeting (a “Stockholder Notice”) shall be delivered to a Secretary at the principal executive office of the Corporation not less than ninety nor more than one hundred and twenty days prior to the first anniversary date of the annual meeting for the preceding year; provided, however, that if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Meeting Date”), such Stockholder Notice shall be given in the manner provided herein by the later of (i) the close of business on the date ninety days prior to such Other Meeting Date or (ii) the close of business on the tenth day following the date on which such Other Meeting Date is first publicly announced or disclosed.

Any stockholder desiring to nominate any person or persons (as the case may be) for election as a director or directors of the Corporation at an annual meeting of stockholders shall deliver, as part of such Stockholder Notice, a statement in writing setting forth the name of the person or persons to be nominated, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by each such person, as reported to such stockholder by such person, the factual information regarding each such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission, each such person’s signed consent to serve as a director of the Corporation if elected, such stockholder’s name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder and, in the case of a Nominee Holder, evidence establishing such Nominee Holder’s indirect ownership of stock and entitlement to vote such stock for the election of directors at the annual meeting. The Corporation may require any proposed director nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation and to comply with applicable law. If a stockholder is entitled to vote only for a specific class or category of directors at a meeting (annual or special), such stockholder’s right to nominate one or more individuals for election as a director at the meeting shall be limited to such class or category of directors.

Any stockholder who gives a Stockholder Notice of any matter (other than a nomination for director) proposed to be brought before an annual meeting of stockholders shall deliver, as part of such Stockholder Notice, the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and setting forth such stockholder’s name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder, any material interest of such stockholder in the matter proposed (other than as a stockholder), if applicable, and, in the case of a Nominee Holder, evidence establishing such Nominee Holder’s indirect ownership of stock and entitlement to vote such stock on the matter proposed at the annual meeting.

As used in these by-laws, shares “beneficially owned” shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act. ~~If a stockholder is entitled to vote only for a specific class or category of directors at a meeting (annual or special), such stockholder’s right to nominate one or more individuals for election as a director at the meeting shall be limited to such class or category of directors.~~

Notwithstanding any provision of this Section 1.11 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at the next annual meeting of stockholders is increased by virtue of an increase in the size of the Board of Directors and either all of the nominees for director at the next annual meeting of stockholders or the size of the increased Board of Directors is not publicly announced or disclosed by the Corporation at least one hundred days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder Notice shall also be considered timely hereunder, but only with respect to nominees to stand for election at the next annual meeting as the result of any new positions created by such increase, if it shall be delivered to a Secretary at the principal executive office of the Corporation not later than the close of business on the tenth day following the first day on which all such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed.

(c) For any matter to be properly brought before a special meeting of stockholders, the matter must be set forth in the Corporation’s notice of such meeting given by or at the direction of the Board of Directors~~.~~ or by the Secretary of the Company pursuant to Section 1.2(a)(ii). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder entitled to vote for the election of such director(s) at such meeting may nominate a person or persons (as the case may be) for election to such position(s) as are specified in the Corporation’s notice of such meeting, but only if ~~the~~ a Stockholder Notice containing the information required by the third paragraph of Section 1.11(b) hereof shall be delivered to a Secretary at the principal executive office of the Corporation not later than the close of business on the tenth day following the first day on which the date of the special meeting and either the names of all nominees proposed by the Board of Directors to be elected at such meeting or the number of directors to be elected shall have been publicly announced or disclosed.

(d) For purposes of this Section 1.11, a matter shall be deemed to have been “publicly announced or disclosed” if such matter is disclosed in a press release reported by the Dow Jones News Service, the Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

(e) In no event shall the postponement or adjournment of an annual meeting already publicly noticed or a special meeting, or any announcement thereof, commence a new period for the giving of notice as provided in this Section 1.11. This Section 1.11 shall not apply to (i) any stockholder proposal made pursuant to Rule 14a-8 under the Exchange Act ~~or~~, (ii) any nomination of a director in an election in which only the holders of one or more series of Preferred Stock of the Corporation issued pursuant to Article FOURTH of the certificate of incorporation are entitled to vote (unless otherwise provided in the terms of such stock) or (iii) any Stockholder Requested Special Meeting except as specifically provided in Section 1.2(b).

(f) The chairman of any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 1.11 or Section 1.2, as applicable and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

ARTICLE II

Board of Directors

Section 2.1. Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise required by law or provided in the certificate of incorporation. The number of directors of the Corporation shall be fixed only by resolution of the Board of Directors from time to time. If the holders of any class or classes of stock or series thereof are entitled by the certificate of incorporation to elect one or more directors, the preceding sentence shall not apply to such directors and the number of such directors shall be as provided in the terms of such stock. Directors need not be stockholders.

Section 2.2. Election; Term of Office; Vacancies. Directors elected at each annual or special meeting of stockholders shall hold office until the next annual meeting of stockholders, and until their successors are elected and qualified or until their earlier resignation or removal. Each director shall be elected by a majority of the votes cast for or against the director at any meeting for the election of directors, provided that if the number of director nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at any such meeting and entitled to vote on the election of directors. If an incumbent director is nominated at an annual meeting of stockholders but is not elected, the director shall immediately tender his or her resignation to the Board of Directors. Vacancies and newly created directorships resulting from any increase in the authorized number of directors (other than any directors elected in the manner described in the next sentence) or from any other cause shall be filled by, and only by, a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled by the certificate of incorporation to elect one or more directors, vacancies and newly created directorships of such class or classes or series may be filled by, and only by, a majority of the directors elected by such class or classes or series then in office, or by the sole remaining director so elected. Any director elected or appointed to fill a vacancy or a newly created directorship shall hold office until the next annual meeting of stockholders, and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Section 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

Section 2.4. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Board, by a Chairman of the Board, if any, by a Vice Chairman of the Board, if any, by a Chairperson of the Corporate Governance and Nominating Committee, if any, by a Chief Executive Officer, if any, by a President, if any, by a Chief Operating Officer, if any, or by any two directors. Reasonable notice thereof shall be given by the person or persons calling the meeting.

Section 2.5. Participation in Meetings by Conference Telephone Permitted. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.6. Quorum; Vote Required for Action. At each meeting of the Board of Directors, one-half of the number of directors equal to (i) the total number of directors fixed by resolution of the board of directors (including any vacancies) plus (ii) the number of directors elected by a holder or holders of Preferred Stock voting separately as a class, as described in the fourth paragraph of Article EIGHTH of the certificate of incorporation (including any vacancies), shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the certificate of incorporation or these by-laws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members or a majority of the members of the Board present may adjourn the meeting from time to time until a quorum shall be present.

Section 2.7. Organization. Meetings of the Board of Directors shall be presided over by a Chairman of the Board, if any, or in the absence of a Chairman of the Board by a Vice Chairman of the Board, if any, or in the absence of a Vice Chairman of the Board, by a Chief Executive Officer, or in the absence of a Chief Executive Officer, by a President, or in the absence of a President, by a Chief Operating Officer, or in the absence of a Chief Operating Officer, by a chairman chosen at the meeting. A Secretary, or in the absence of a Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of a Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8. Action by Directors Without a Meeting. Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, then in office consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 2.9. Compensation of Directors. Unless otherwise restricted by the certificate of incorporation or these by-laws, the Board of Directors shall have the authority to fix the compensation of directors.

Section 2.10. Director Resignation and Removal. (a) Any director may resign at any time upon written notice to the Board of Directors or to a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a President, a Chief Operating Officer or a Secretary. Such resignation shall take effect at the time specified therein and, unless otherwise specified therein (and except for a resignation described in subsection (b) below), no acceptance of such resignation shall be necessary to make it effective. No director may be removed except as provided in the certificate of incorporation.

(b) In the case of a resignation required to be tendered under Section 2.2 of these by-laws, the Board of Directors will determine, through a process managed by the Corporate Governance and Nominating Committee and excluding the incumbent director in question, whether to accept the resignation at or before its next regularly scheduled Board meeting after the date of the meeting for the election of directors. Absent a significant reason for the director to remain on the Board of Directors, the Board shall accept the resignation. The Board’s decision and an explanation of any determination not to accept the director’s resignation shall be disclosed promptly in a Form 8-K filed with the United States Securities and Exchange Commission.

ARTICLE III

Committees

Section 3.1. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors or in these by-laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by law to be submitted to stockholders for approval or (ii) adopting, amending or repealing these by-laws.

Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these by-laws.

ARTICLE IV

Officers

Section 4.1. Officers; Election or Appointment. The Board of Directors shall take such action as may be necessary from time to time to ensure that the Corporation has such officers as are necessary, under Section 5.1 of these by-laws and the Delaware General Corporation Law as currently in effect or as the same may hereafter be amended, to enable it to sign stock certificates. In addition, the Board of Directors at any time and from time to time may elect (i) one or more Chairmen of the Board and/or one or more Vice Chairmen of the Board from among its members, (ii) one or more Chief Executive Officers, one or more Presidents and/or one or more Chief Operating Officers, (iii) one or more Vice Presidents, one or more Treasurers and/or one or more Secretaries and/or (iv) one or more other officers, in the case of each of (i), (ii), (iii) and (iv) if and to the extent the Board deems desirable. The Board of Directors may give any officer such further designations or alternate titles as it considers desirable. In addition, the Board of Directors at any time and from time to time may authorize any officer of the Corporation to appoint one or more officers of the kind described in clauses (iii) and (iv) above. Any number of offices may be held by the same person and directors may hold any office unless the certificate of incorporation or these by-laws otherwise provide.

Section 4.2. Term of Office; Resignation; Removal; Vacancies. Unless otherwise provided in the resolution of the Board of Directors electing or authorizing the appointment of any officer, each officer shall hold office until his or her successor is elected or appointed and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to such person or persons as the Board may designate. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time. Any officer authorized by the Board to appoint a person to hold an office of the Corporation may also remove such person from such office with or without cause at any time, unless otherwise provided in the resolution of the Board providing such authorization. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election or appointment of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled by the Board at any regular or special meeting or by an officer authorized by the Board to appoint a person to hold such office.

Section 4.3. Powers and Duties. The officers of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in these by-laws or in a resolution of the Board of Directors which is not inconsistent with these by-laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board. A Secretary or such other officer appointed to do so by the Board shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose. The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE V

Stock

Section 5.1. Certificates; Uncertificated Shares. The shares of stock in the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to any such shares represented by a certificate theretofore issued until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by a Chairman or Vice Chairman of the Board or a President or Vice President, and by a Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, representing the number of shares of stock in the Corporation owned by such holder. If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. Certificates representing shares of stock of the Corporation may bear such legends regarding restrictions on transfer or other matters as any officer or officers of the Corporation may determine to be appropriate and lawful.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise required by law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of such class or series of stock and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated shares of any class or series of stock, the Corporation shall send to the registered owner thereof a written notice containing the information required by law to be set forth or stated on certificates representing shares of such class or series or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of such class or series and the qualifications, limitations or restrictions of such preferences and/or rights.

Except as otherwise provided by law or these by-laws, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

Section 5.2. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

Miscellaneous

Section 6.1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.2. Seal. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 6.3. Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever notice is required to be given by law or under any provision of the certificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these by-laws.

Section 6.4. Indemnification. The Corporation shall indemnify to the full extent permitted by law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director or officer of the Corporation, is or was a director, officer, trustee, member, stockholder, partner, incorporator or liquidator of a Subsidiary of the Corporation, is or was a member of the Shareholders’ Committee acting pursuant to the Amended and Restated Shareholders’ Agreement, dated as of May 7, 1999, and amended as of June 22, 2004, among the Corporation and the Covered Persons listed on Appendix A thereto, as amended from time to time, or serves or served at the request of the Corporation as a director, officer, trustee, member, stockholder, partner, incorporator or liquidator of or in any other capacity for any other enterprise. Expenses, including attorneys’ fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon demand by such person and, if any such demand is made in advance of the final disposition of any such action, suit or proceeding, promptly upon receipt by the Corporation of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person, who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer or in such other capacity as provided above. In addition, the rights provided to any person by this by-law shall survive the termination of such person as any such director, officer, trustee, member, stockholder, partner, incorporator or liquidator and, insofar as such person served at the request of the Corporation as a director, officer, trustee, member, stockholder, partner, incorporator or liquidator of or in any other capacity for any other enterprise, shall survive the termination of such request as to service prior to termination of such request. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

Notwithstanding anything contained in this Section 6.4, except for proceedings to enforce rights provided in this Section 6.4, the Corporation shall not be obligated under this Section 6.4 to provide any indemnification or any payment or reimbursement of expenses to any director, officer or other person in connection with a proceeding (or part thereof) initiated by such person (which shall not include counterclaims or crossclaims initiated by others) unless the Board of Directors has authorized or consented to such proceeding (or part thereof) in a resolution adopted by the Board.

For purposes of this by-law, the term “Subsidiary” shall mean any corporation, partnership, limited liability company or other entity in which the Corporation owns, directly or indirectly, a majority of the economic or voting ownership interest; the term “other enterprise” shall include any corporation, partnership, limited liability company, joint venture, trust, association or other unincorporated organization or other entity and any employee benefit plan; the term “officer,” when used with respect to the Corporation, shall refer to any officer elected by or appointed pursuant to authority granted by the Board of Directors of the Corporation pursuant to clauses (i), (ii), (iii) and (iv) of Section 4.1 of these by-laws, when used with respect to a Subsidiary or other enterprise that is a corporation, shall refer to any person elected or appointed pursuant to the by-laws of such Subsidiary or other enterprise or chosen in such manner as is prescribed by the by-laws of such Subsidiary or other enterprise or determined by the board of directors of such Subsidiary or other enterprise, and when used with respect to a Subsidiary or other enterprise that is not a corporation or is organized in a foreign jurisdiction, the term “officer” shall include in addition to any officer of such entity, any person serving in a similar capacity or as the manager of such entity; service “at the request of the Corporation” shall include service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

To the extent authorized from time to time by the Board of Directors, the Corporation may provide to (i) any one or more employees and other agents of the Corporation, (ii) any one or more officers, employees and other agents of any Subsidiary and (iii) any one or more directors, officers, employees and other agents of any other enterprise, rights of indemnification and to receive payment or reimbursement of expenses, including attorneys’ fees, that are similar to the rights conferred in this Section 6.4 on directors and officers of the Corporation or any Subsidiary or other enterprise. Any such rights shall have the same force and effect as they would have if they were conferred in this Section 6.4.

Nothing in this Section 6.4 shall limit the power of the Corporation or the Board of Directors to provide rights of indemnification and to make payment and reimbursement of expenses, including attorneys’ fees, to directors, officers, employees, agents and other persons otherwise than pursuant to this Section 6.4.

Section 6.5. Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, limited liability company, joint venture, trust, association or other unincorporated organization or other entity in which one or more of its directors or officers serve as directors, officers, trustees or in a similar capacity or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

Section 6.6. Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 6.7. Laws and Regulations; Close of Business. (a) For purposes of these by-laws, any reference to a statute, rule or regulation of any governmental body means such statute, rule or regulation (including any successor thereto) as the same may be amended from time to time.

(b) Any reference in these by-laws to the close of business on any day shall be deemed to mean 5:00 P.M. New York time on such day, whether or not such day is a business day.

Section 6.8. Amendment of By-Laws. These by-laws may be amended, modified or repealed, and new by-laws may be adopted at any time, by the Board of Directors. Stockholders of the Corporation may adopt additional by-laws and amend, modify or repeal any by-law whether or not adopted by them, but only in accordance with Article SIXTH of the certificate of incorporation.

▼    FOLD AND DETACH HERE    ▼

THE GOLDMAN SACHS GROUP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2010 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2010

The undersigned hereby appoints Lloyd C. Blankfein and John H. Bryan, and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all shares of Common Stock of The Goldman Sachs Group, Inc. held of record by the undersigned on March 8, 2010, at the 2010 Annual Meeting of Shareholders to be held on May 7, 2010 and at any adjournment or postponement thereof. The undersigned hereby further authorizes such proxies to vote in their discretion upon such other matters as may properly come before such Annual Meeting and at any adjournment or postponement thereof. Receipt of the Notice of the 2010 Annual Meeting of Shareholders, the Proxy Statement in connection with such meeting and the 2009 Annual Report to Shareholders is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed by you. If you sign and return this proxy but do not give any direction, this proxy will be voted “FOR” Proposals (1) through (5), “AGAINST” Proposals (6) through (13) and in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

In order for your vote to be submitted by proxy, you must (i) properly complete the Internet or telephone voting instructions or (ii) properly complete and return this proxy in order that, in either case, your vote is received no later than 11:59 p.m. New York City time on May 6, 2010. Submitting your proxy via the Internet or by telephone or mail will not affect your right to vote in person should you decide to attend the Annual Meeting.

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments	P.O. BOX 3550
(Mark the corresponding box on the reverse side)	SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 11:59 PM New York City time on May 6, 2010, the day prior to the Annual Meeting date.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner and to the same extent as if you marked, signed and returned your proxy card by mail.

INTERNET
http://www.proxyvoting.com/gs
● Use the Internet to cast your vote 24 hours a day, 7 days a week, through 11:59 p.m. New York City time on May 6, 2010.
● Have this proxy card in hand.
● Follow the simple instructions.
OR
TELEPHONE
U.S. and Canada: 1-866-540-5760 (TOLL-FREE)
International: 1-201-680-6599
● Use any touch-tone phone to cast your vote 24 hours a day, 7 days a week, through 11:59 p.m. New York City time on May 6, 2010.
● Have this proxy card in hand.
● Follow the simple instructions.
OR
VOTE BY MAIL
● Properly mark, sign and date this proxy card.
● Return this proxy card in the accompanying envelope so that it is received on or before May 6, 2010.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.

The Proxy Statement and the 2009 Annual Report to Shareholders are available at:

http://www.gs.com/shareholders/

If you vote by Internet or by telephone, please do NOT mail back this proxy card.

▼    FOLD AND DETACH HERE    ▼

In their discretion, the proxies named on the front of this card are authorized to vote upon such other matters as may properly come before the Annual Meeting held on May 7, 2010 and at any adjournment or postponement thereof, and for the election of a person to serve as director if any of the nominees below is unable to serve.

	Please mark your votes as indicated in this example	☒

(1)	Election to the Board of Directors of the 11 nominees named below
(The Board of Directors recommends a vote FOR each of these nominees and FOR proposals 2 through 5):

The Board of Directors recommends a vote

AGAINST proposals 6 through 13:

		FOR	AGAINST	ABSTAIN
¯

01	Lloyd C. Blankfein	☐	☐	☐

02	John H. Bryan	☐	☐	☐

03	Gary D. Cohn	☐	☐	☐

04	Claes Dahlbäck	☐	☐	☐

05	Stephen Friedman	☐	☐	☐

06	William W. George	☐	☐	☐

		FOR	AGAINST	ABSTAIN
¯

07	James A. Johnson	☐	☐	☐

08	Lois D. Juliber	☐	☐	☐

09	Lakshmi N. Mittal	☐	☐	☐

10	James J. Schiro	☐	☐	☐

11	H. Lee Scott, Jr.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
¯

(2) Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2010 fiscal year	☐	☐	☐

(3) An advisory vote on executive compensation matters	☐	☐	☐

(4) Approval of amendments to our Restated Certificate of Incorporation to eliminate supermajority voting	☐	☐	☐

(5) Approval of an amendment to our Restated Certificate of Incorporation to permit holders of 25% of our outstanding shares of common stock to call special meetings	☐	☐	☐

	FOR	AGAINST	ABSTAIN
¯

(6) Shareholder proposal regarding cumulative voting	☐	☐	☐

(7) Shareholder proposal regarding collateral in over-the-counter derivatives trading	☐	☐	☐

(8) Shareholder proposal regarding separate chair & CEO	☐	☐	☐

(9) Shareholder proposal regarding a report on political contributions	☐	☐	☐

(10) Shareholder proposal regarding a report on global warming science	☐	☐	☐

(11) Shareholder proposal regarding a report on pay disparity	☐	☐	☐

(12) Shareholder proposal regarding executive compensation and long-term performance	☐	☐	☐

(13) Shareholder proposal regarding composition of our compensation committee	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐	Will Attend Meeting	☐	YES

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▼    FOLD AND DETACH HERE    ▼

THE GOLDMAN SACHS GROUP, INC.

BALLOT FOR THE PRELIMINARY VOTE OF SHARES OF COMMON STOCK SUBJECT

TO THE VOTING PROVISIONS OF THE SHAREHOLDERS’ AGREEMENT, TO BE CAST

IN CONNECTION WITH THE 2010 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 7, 2010

This ballot relates to the 2010 Annual Meeting of Shareholders of The Goldman Sachs Group, Inc. and covers all shares of Common Stock beneficially owned by you on March 8, 2010 and subject to the voting provisions of the Amended and Restated Shareholders’ Agreement, effective as of January 22, 2010, as it may be amended from time to time, to which you are a party.

In order for your vote to be counted, you must (i) properly complete the Internet or telephone voting instructions or (ii) properly complete and return this ballot in order that, in either case, your vote is received no later than 5:00 p.m. New York City time on April 21, 2010. If you sign and return this ballot but do not give any direction, your ballot will be voted “FOR” Proposals (1) through (5) and “AGAINST” Proposals (6) through (13).

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments	P.O. BOX 3550
(Mark the corresponding box on the reverse side)	SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting are available through 5:00 PM New York City time on April 21, 2010.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner and to the same extent as if you marked, signed and returned your proxy card by mail.

INTERNET
http://www.proxyvoting.com/goldman
● Use the Internet to cast your vote 24 hours a day, 7 days a week, through 5:00 p.m. New York City time on April 21, 2010.
● Have this proxy card in hand.
● Follow the simple instructions.
OR
TELEPHONE
U.S. and Canada: 1-866-540-5760 (TOLL-FREE)
International: 1-201-680-6599
● Use any touch-tone phone to cast your vote 24 hours a day, 7 days a week, through 5:00 p.m. New York City time on April 21, 2010.
● Have this proxy card in hand.
● Follow the simple instructions.
OR
VOTE BY MAIL
● Properly mark, sign and date this proxy card.
● Return this proxy card in the accompanying envelope so that it is received on or before April 21, 2010.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.

The Proxy Statement and the 2009 Annual Report

to Shareholders are available at:

http://www.gs.com/shareholders/

If you vote by Internet or by telephone, please do NOT mail back this proxy card.

▼    FOLD AND DETACH HERE    ▼

Please mark your votes as indicated in this example	☒

(1)	Election to the Board of Directors of the 11 nominees named below
(The Board of Directors recommends a vote FOR each of these nominees and FOR proposals 2 through 5):

The Board of Directors recommends a vote

AGAINST proposals 6 through 13:

		FOR	AGAINST	ABSTAIN
¯

01	Lloyd C. Blankfein	☐	☐	☐

02	John H. Bryan	☐	☐	☐

03	Gary D. Cohn	☐	☐	☐

04	Claes Dahlbäck	☐	☐	☐

05	Stephen Friedman	☐	☐	☐

06	William W. George	☐	☐	☐

		FOR	AGAINST	ABSTAIN
¯

07	James A. Johnson	☐	☐	☐

08	Lois D. Juliber	☐	☐	☐

09	Lakshmi N. Mittal	☐	☐	☐

10	James J. Schiro	☐	☐	☐

11	H. Lee Scott, Jr.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
¯

(2) Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2010 fiscal year	☐	☐	☐

(3) An advisory vote on executive compensation matters	☐	☐	☐

(4) Approval of amendments to our Restated Certificate of Incorporation to eliminate supermajority voting	☐	☐	☐

(5) Approval of an amendment to our Restated Certificate of Incorporation to permit holders of 25% of our outstanding shares of common stock to call special meetings	☐	☐	☐

	FOR	AGAINST	ABSTAIN
¯

(6) Shareholder proposal regarding cumulative voting	☐	☐	☐

(7) Shareholder proposal regarding collateral in over-the-counter derivatives trading	☐	☐	☐

(8) Shareholder proposal regarding separate chair & CEO	☐	☐	☐

(9) Shareholder proposal regarding a report on political contributions	☐	☐	☐

(10) Shareholder proposal regarding a report on global warming science	☐	☐	☐

(11) Shareholder proposal regarding a report on pay disparity	☐	☐	☐

(12) Shareholder proposal regarding executive compensation and long-term performance	☐	☐	☐

(13) Shareholder proposal regarding composition of our compensation committee	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐	Will Attend Meeting	☐	YES

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

▼    FOLD AND DETACH HERE    ▼

THE GOLDMAN SACHS GROUP, INC.
THIS VOTING INSTRUCTION FORM IS BEING PROVIDED TO YOU ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2010 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 7, 2010

The undersigned hereby authorizes and directs State Street Bank and Trust Company, Trustee of the Goldman Sachs Stock Fund under The Goldman Sachs 401(k) Plan (the “Plan”), to vote in person or by proxy all shares credited to my account as of the March 8, 2010 record date, at the 2010 Annual Meeting of Shareholders to be held on May 7, 2010, or at any adjournments or postponements thereof.

You must indicate how the shares allocated to your account are to be voted by the Trustee by Internet or telephone or by checking the boxes on the reverse side of this form. If you (i) sign and return this form but do not give any direction or (ii) fail to sign and return this form or vote by Internet or telephone, your shares will be voted in the same proportion as the shares held under the Plan for which instructions are received, unless otherwise required by law.

In order for the Trustee to vote your shares pursuant to your voting instructions, you must (i) properly complete the Internet or telephone voting instructions or (ii) properly complete and return this form so that, in either case, your voting instructions are received no later than 5:00 p.m. New York City time on May 5, 2010.

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments	P.O. BOX 3550
(Mark the corresponding box on the reverse side)	SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING.

BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner and to the same extent as if you marked, signed and returned your proxy card by mail.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.

The Proxy Statement and the 2009 Annual Report to Shareholders are available at: http://www.gs.com/shareholders/

INTERNET
http://www.proxyvoting.com/gsf
● Use the Internet to cast your vote 24 hours a day, 7 days a week, through 5:00 p.m. New York City time on May 5, 2010.
● Have this form in hand.
● Follow the simple instructions.
OR
TELEPHONE
U.S. and Canada: 1-866-540-5760 (TOLL-FREE)
International: 1-201-680-6599
● Use any touch-tone phone to cast your vote 24 hours a day, 7 days a week, through 5:00 p.m. New York City time on May 5, 2010.
● Have this form in hand.
● Follow the simple instructions.
OR
VOTE BY MAIL
● Properly mark, sign and date this form.
● Return this form in the accompanying envelope so that it is received on or before May 5, 2010.

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Goldman Sachs or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

If you vote by Internet or by telephone, please do NOT mail back this proxy card.

▼    FOLD AND DETACH HERE    ▼

Please mark your votes as indicated in this example	☒

(1)	Election to the Board of Directors of the 11 nominees named below
(The Board of Directors recommends a vote FOR each of these nominees and FOR proposals 2 through 5):

The Board of Directors recommends a vote

AGAINST proposals 6 through 13:

		FOR	AGAINST	ABSTAIN
¯

01	Lloyd C. Blankfein	☐	☐	☐

02	John H. Bryan	☐	☐	☐

03	Gary D. Cohn	☐	☐	☐

04	Claes Dahlbäck	☐	☐	☐

05	Stephen Friedman	☐	☐	☐

06	William W. George	☐	☐	☐

		FOR	AGAINST	ABSTAIN
¯

07	James A. Johnson	☐	☐	☐

08	Lois D. Juliber	☐	☐	☐

09	Lakshmi N. Mittal	☐	☐	☐

10	James J. Schiro	☐	☐	☐

11	H. Lee Scott, Jr.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
¯

(2) Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our 2010 fiscal year	☐	☐	☐

(3) An advisory vote on executive compensation matters	☐	☐	☐

(4) Approval of amendments to our Restated Certificate of Incorporation to eliminate supermajority voting	☐	☐	☐

(5) Approval of an amendment to our Restated Certificate of Incorporation to permit holders of 25% of our outstanding shares of common stock to call special meetings	☐	☐	☐

	FOR	AGAINST	ABSTAIN
¯

(6) Shareholder proposal regarding cumulative voting	☐	☐	☐

(7) Shareholder proposal regarding collateral in over-the-counter derivatives trading	☐	☐	☐

(8) Shareholder proposal regarding separate chair & CEO	☐	☐	☐

(9) Shareholder proposal regarding a report on political contributions	☐	☐	☐

(10) Shareholder proposal regarding a report on global warming science	☐	☐	☐

(11) Shareholder proposal regarding a report on pay disparity	☐	☐	☐

(12) Shareholder proposal regarding executive compensation and long-term performance	☐	☐	☐

(13) Shareholder proposal regarding composition of our compensation committee	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐	Will Attend Meeting	☐	YES

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign.